                                HOMESTEAD FUNDS

                                  ANNUAL REPORT

                                         DECEMBER 31, 2002

                               [ANGEL BACKGROUND]

                                 -Daily Income

                                 -Short-Term Government Securities

                                 -Short-Term Bond

                                 -Stock Index

                                 -Value

                                 -Small-Company Stock

                                 -International Stock Index

                                 -Nasdaq-100 Index Tracking Stock(SM)

                             [HOMESTEAD FUNDS LOGO]

                       THIS PAGE INTENTIONALLY LEFT BLANK.

TABLE OF CONTENTS

PERFORMANCE EVALUATION
   Daily Income Fund                                                     5-6
   Homestead Bond Funds                                                 7-10
   Stock Index Fund                                                    11-13
   Value Fund                                                          14-16
   Small-Company Stock Fund                                            17-19
   International Stock Index Fund                                      20-22
   Nasdaq-100 Index Tracking Stock(SM) Fund                            23-25
NOTICE OF PROXY MAILINGS                                                  26
PORTFOLIO OF INVESTMENTS
   Daily Income Fund                                                   28-30
   Short-Term Government Securities Fund                               31-33
   Short-Term Bond Fund                                                34-42
   Stock Index Fund                                                       43
   Value Fund                                                          44-45
   Small-Company Stock Fund                                            46-47
   International Stock Index Fund                                         48
   Nasdaq-100 Index Tracking Stock(SM) Fund                               49
FINANCIAL STATEMENTS                                                   50-55
FINANCIAL HIGHLIGHTS                                                   56-63
NOTES TO FINANCIAL STATEMENTS                                          64-68
REPORT OF INDEPENDENT ACCOUNTANTS                                         69
OFFICERS & DIRECTORS                                                   70-72
APPENDIX A -Equity 500 Index Portfolio                                 I-XXI
APPENDIX B -State Street MSCI(R) EAFE(R) Index Portfolio              i-xxvi
APPENDIX C -Nasdaq-100 Index Tracking Stock(SM)                            a
PRIVACY POLICY                                                             b

PRESIDENT'S LETTER

Dear Shareholders:

The year just ended proved to be another difficult one for equity investors. The Standard & Poor's 500 Stock Index and most other broad stock market benchmarks closed lower in 2002, making this the third consecutive year of negative returns for equities and the longest running bear market since the World War II era of 1939 to 1941.

Clearly, it is taking the stock market a long time to work off the excesses of the late-1990's bull market. Other factors working against stocks and further dampening investor sentiment are the still sluggish economy, possibility of additional terrorist attacks on the homeland and the lingering possibility of a war in Iraq.

Through mid-year, investors were also battered by a series of accounting and corporate governance scandals. There have been no major new allegations of malfeasance since mid-year. We look to be well into a second and healthy part of this process where government regulatory agencies, prosecutors and indeed many corporations themselves have begun making changes aimed at restoring investors' confidence in the stock market.

Interest rates continued to decline in 2002, as a result of the Federal Reserve's stimulative monetary policy. Rate cuts sparked another round of mortgage refinancing and helped bolster consumer spending. However, the Fed's aggressive easing has yet to put the economy firmly back on a growth track.

In this report, we'll share our view of the economy, discuss fund performance and explain the strategies we are using to manage your money. As you'll read, our two bonds funds were the top performing Homestead Funds this year thanks to continued low interest rates. Bond funds remain appropriate investments for those looking to reduce the risk of an all-stock portfolio and enhance diversification, but investors should not expect another year of such generous returns.

Our actively managed equity funds held up better than their respective indices in 2002 and for the last three years. While we are pleased with our relative performance, we know that negative returns are never good news for investors. We appreciate that you have remained committed to your investment program and to Homestead Funds.

We invite you to spend some time with this report so you can better understand the forces shaping the investment climate and how we are positioning your funds for the economy's eventual turnaround.

Sincerely,

/s/ Peter R. Morris
Peter R. Morris
President
January 27, 2003

NEW FOR SHAREHOLDERS: VIEW YOUR ACCOUNTS ONLINE

We thought you`d want to know that we have recently expanded our website, www.homesteadfunds.com, to allow online account access. Now you can check your balance, manage your account settings and make transactions with added convenience 24 hours a day. Please visit us online soon.

DAILY INCOME FUND

MARKET CONDITIONS

A robust economic recovery did not materialize in 2002 despite the Federal Reserve`s commitment to keeping lending rates at stimulative levels. The federal funds rate, the rate banks charge each other on overnight loans to meet reserve requirements, began the year at 1.75%, historically a very low level. The Fed held its target for this rate steady until November then stepped in to make a 50 basis point reduction bringing the target rate to 1.25%. The Fed`s actions helped keep the economy out of recession but did not jolt us back to a vigorous pace of growth or bolster the swooning stock market.

This year, with stocks struggling to find a bottom, escalating geopolitical uncertainty and a run of corporate ethics scandals in the news, many investors opted for safety and moved their money to the kind of stable, high-quality instruments that comprise this Fund`s investment universe. Even with the very low yields available on these securities, investors considered high credit quality, liquidity and principal stability to be a good enough return.

FUND PERFORMANCE

Since the federal funds rate sets the bar for yields on money market securities, your Fund`s yield remained low throughout the year.

TOTAL RETURN                       12 Months ended 12/31/02
-----------------------------------------------------------
Daily Income Fund                                     1.25%
-----------------------------------------------------------

We took a number of steps to incrementally improve the return to investors. These included opting for corporate bonds with very short remaining maturities over typically lower-yielding commercial paper issued by the same company.

OUTLOOK

The economy remained sluggish in 2002, but the pace of growth should eventually begin to pick up. Stock valuations have come back down to Earth. The run of high-profile corporate scandals looks to have ended. Interest rates are still low. Risks remain, notably the possibility of a protracted military conflict or sharp rise in energy prices. However, assuming the economic recovery can continue, short-term interest rates and money market yields are likely to trend gradually higher.

DAILY INCOME FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                      on 12/31/01         on 12/31/02
---------------------------------------------------------------------
Commercial paper                         61.6%              57.9%
---------------------------------------------------------------------
Corporate bonds                          28.0%              17.2%
---------------------------------------------------------------------
U.S. Government obligations               3.0%              16.8%
---------------------------------------------------------------------
Cash equivalents                          7.4%               8.1%
---------------------------------------------------------------------
   Total                                  100%               100%
=====================================================================

                                                on 12/31/01        on 12/31/02
------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                         51 days            36 days
------------------------------------------------------------------------------


YIELD
Annualized 7-day compound yield (quoted 12/31/02)                  0.78%
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/02

                                                                            Since
                                                                           Inception
                             1 Year        1 Year    5 Year   10 Year      (11/90)
------------------------------------------------------------------------------------
Daily Income Fund            4.9%          1.25%     4.02%    4.15%        4.23%
------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund's average total returns are net of any fee waivers and reimbursements.

HOMESTEAD BOND FUNDS:
SHORT-TERM GOVERNMENT SECURITIES FUND AND
SHORT-TERM BOND FUND

MARKET CONDITIONS

A tepid economic recovery continued in 2002, buoyed by consumers' willingness to continue to spend and the Federal Reserve's stimulative monetary policy. However, weak levels of capital spending and the still high unemployment rate kept progress in check. Gross Domestic Product, a measure of the economy's total output is estimated at 2.5% for the year.

Bond investors were the beneficiaries of the economy's sluggishness. Short-term interest rates declined during the year, pushing bond prices higher.

FUND STRATEGY

Early in 2002, the economy looked to be gaining strength and bond yields trended higher on the possibility of a rate hike. But by mid-year, the stock market rally had faded and a number of large-scale corporate bankruptcies (Adelphia Communications in June and WorldCom in July) made it clear that the economy was still very fragile.

In the second half of the year, plunging consumer confidence, rising unemployment and the still swooning stock market had Fed watchers predicting another rate cut. This occurred on November 6, when the Fed made a 50-basis-point (.50%) reduction in its target for the federal funds rate. At 1.25%, this key short-term rate is at levels not seen since 1961.

TOTAL RETURNS                                   12 Months ended 12/31/02
------------------------------------------------------------------------
Short-Term Government Securities Fund                      4.82%
Merrill Lynch 1-5 Year U.S. Treasury Index                 7.47%
Short-Term Bond Fund                                       5.33%
Merrill Lynch 1-5 Year Govt./Corp Index                    7.91%
------------------------------------------------------------------------

Both Homestead bond funds are managed to maintain weighted average portfolio maturities of three years or less. Given the already very long period of aggressive Federal Reserve easing and the low interest rate levels, managers kept portfolio maturities near the short end during 2002. This conservative approach reduces the degree of price volatility the Funds would experience should rates trend higher. Since rates moved even lower this year, our short maturity was a drag on relative performance.

The Funds' exposure to mortgage-backed securities was also negative for performance. As with Treasuries, buyers of mortgage-backed securities are guaranteed repayment of interest and principal. But mortgages typically offer a slight yield advantage over Treasuries to compensate investors for prepayment risk. This year, a continued decline in interest rates touched off another wave of refinancing. When homeowners refinance, money is returned to bond buyers prematurely, forcing them to reinvest at the then lower rates.

Aiding performance, in the Short-Term Bond Fund, we were able to capitalize on investors' extreme credit sensitivity by

                                        (continued)
selectively purchasing a number of high-quality corporate issues in industries that had fallen out of favor - such as telecommunications and finance. Investors had been shunning whole sectors because of the high-profile blow-ups at Enron and WorldCom. Increased demand for ultra-safe Treasuries pushed yields on those issues lower relative to comparable maturity corporates. When investors' credit concerns eased and yield spreads narrowed late in the year, the Fund earned some healthy price appreciation.

OUTLOOK

The economy will eventually gather steam and short-term rates will trend higher. We see that happening gradually. Right now, there's still no clear evidence of inflation or reason for the Fed to step in and raise rates.

The timing of such a recovery remains uncertain and predictions are clouded by the possibility of war in Iraq. Still, the prognosis for growth is better now that the technology bubble has burst, company balance sheets have generally improved and the run of large-scale corporate scandals looks to have ended.

Investors should expect the primary component of the Funds' returns in 2003 to be interest income not capital appreciation. If rates do rise, the Funds' short-term maturities will help mitigate the effect of rising rates.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                         on 12/31/01        on 12/31/02
-----------------------------------------------------------------------
U.S. Treasuries                             51.8%              48.9%
-----------------------------------------------------------------------
Government-guaranteed agencies              16.5%              20.1%
-----------------------------------------------------------------------
Mortgage-backed securities                  14.9%              14.2%
-----------------------------------------------------------------------
Asset-backed securities                     12.4%              12.0%
-----------------------------------------------------------------------
Cash equivalents                             4.4%               4.8%
-----------------------------------------------------------------------
   Total                                     100%               100%
=======================================================================

                                         on 12/31/01          on 12/31/02
-------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                 2.93 years           2.95 years
-------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 12/31/02)                       2.18%
-------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/02

                                                                           Since
                                                                           Inception
                                                   1 Year      5 Year      (5/95)
------------------------------------------------------------------------------------
Short-Term Government Securities Fund              4.82%       5.27%       5.48%
------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S. Treasury Index         7.47%       6.87%       6.98%
------------------------------------------------------------------------------------

PERFORMANCE COMPARISON

     [LINE GRAPH]

               Homestead      Merrill Lynch
               Short-Term      1-5 Year
               Government        U.S.
               Securities      Treasury
                  Fund          Index
--------------------------------------------
May-95            10000         10000
Dec-95            10544         10757
Dec-96            11014         11238
Dec-97            11645         12037
Dec-98            12286         12970
Dec-99            12640         13234
Dec-00            13528         14409
Dec-01            14365         15614
Dec-02            15057         16780

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SHORT-TERM BOND FUND

PORTFOLIO COMPOSITION
SECURITY DIVERSIFICATION

                                     on 12/31/01        on 12/31/02
-------------------------------------------------------------------
Corporate bonds                         45.6%             46.1%
-------------------------------------------------------------------
Mortgage-backed securities              18.8%             18.4%
-------------------------------------------------------------------
Asset-backed securities                 14.9%              8.2%
-------------------------------------------------------------------
U.S. Government obligations              9.2%             17.5%
-------------------------------------------------------------------
Commercial paper                         6.8%              6.8%
-------------------------------------------------------------------
Cash equivalents                         4.7%              3.0%
-------------------------------------------------------------------
   Total                                 100%              100%
===================================================================

                                      on 12/31/01        on 12/31/02
--------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY              2.95 years         2.83 years
--------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 12/31/02)             3.58%
--------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

periods ended 12/31/02                                                        Since
                                                                             Inception
                                            1 Year     5 Year     10 Year    (11/91)
--------------------------------------------------------------------------------------
Short-Term Bond Fund                         5.33%      5.97%      5.89%      6.02%
--------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Corp./Gov. Index      7.91%      7.09%      6.63%      6.84%
--------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
(OOO)

[LINE CHART]

                  Merrill
                   Lynch
                  1-5 Year       Homestead
                  Corp./Gov.    Short-Term
                   Index         Bond Fund
------------------------------------------
Nov-91             10000         10000
Dec-92             11007         10842
Dec-93             11792         11560
Dec-94             11727         11570
Dec-95             13247         12820
Dec-96             13858         13482
Dec-97             14850         14374
Dec-98             15990         15294
Dec-99             16341         15785
Dec-00             17793         17022
Dec-01             19390         18236
Dec-02             20924         19207

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

STOCK INDEX FUND

MARKET CONDITIONS

Your Fund`s benchmark index, the Standard & Poor`s 500 Stock Index, lost 22.10% in 2002, its worst showing since 1974 and the third consecutive year of declines.

The first quarter started on a promising note, with the Index gaining 0.28% and six of the 10 economic sectors that comprise the Index posting a positive return. But the second and third quarters marked a broad-based decline, with all 10 economic sectors losing value in both performance periods. The Index hit a low point for the year on October 9, with a then year-to-date return of -31.51%. Index performance was positive for the fourth quarter, but the improvement was nowhere near enough to pull returns into positive territory for the year.

FUND PERFORMANCE

Your Fund`s performance was in line with the Index`s for the year. The 59-basis-point (.59%) difference in return is attributable to 75 basis points in fees offset by a positive tracking error of 16 basis points.

TOTAL RETURNS                           12 Months ended 12/31/02
----------------------------------------------------------------
Stock Index Fund                                -22.69%
Standard & Poor`s 500 Stock Index               -22.10%

Sector results show the breadth and depth of equity market weakness. All 10 of the economic sectors represented in the Index declined for the 12 months. The worst performing industry groups were information technology, which was down 37.57% for the year (accounted for 14.31% of the Index`s composition at year end); and telecommunications services, which fell 35.89% for the year (made up 4.19% of the Index). The better performing industry groups had single-digit losses: materials (a group that includes chemical and paper companies) and consumer staples both held up relatively well with 12-month declines of 7.71% and 6.31%, respectively.

For the year, value stocks outperformed growth stocks and small-and mid-sized companies had a performance edge over large-capitalization companies.

INDEX CHANGES

The selection committee for the Standard & Poor`s 500 Stock Index periodically adjusts Index composition to keep the Index representative of the broad stock market and the U.S. economy. Changes are made to account for mergers, acquisitions, bankruptcies and other events that determine how widely held and actively traded a stock is.

There were 20 constituent changes made in 2002. Among them, WorldCom was replaced by Apollo Group, USAirways was replaced by BJ Services, Immunex was replaced by North Fork Bankcorporation and Conseco was replaced by Anthem, Inc.

Also this past year, Standard & Poor`s delisted the seven foreign companies that had previously been included in the Index and replaced them with U.S.-based companies, a change intended to make the S&P 500 an even purer gauge of the U.S. economy and markets. The seven delisted companies were Royal Dutch Petroleum, Unilever NV, Nortel Networks, Alcan Inc., Barrick Gold Corp, Placer Dome Inc.

                                                                     (continued)
and Inco Ltd. These companies were replaced by United Parcel Service, Goldman Sachs, Prudential Financial, eBay Inc., Principal Financial Group, Electronic Arts and SunGard Data Systems. The change occurred after the close of trading on July 19, 2002. Your Fund`s portfolio was adjusted to mirror the Index.

OUTLOOK

An index approach means we seek to replicate our benchmark Index`s return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund`s portfolio holdings are determined by the Index`s composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

Most investors have come to accept that the late stages of the '90s bull market represented a speculative buying frenzy.

Stock valuations were pushed to levels that were not supported by company fundamentals. The bubble burst. We are now wading through a necessary bear market correction that has been exacerbated by a weakened economy, the chance of additional terrorist attacks and possibility of war.

While the stock market sell-off has returned valuations to more compelling levels, no one knows exactly when investors will step in and allow stocks to resume an upward course. In our view, stocks represent a much better value now than they did a year ago and certainly two years ago. However, the extent of the stock market`s fall has damaged investors` feeling of financial well being. In 2002, individuals were reluctant to add to their stock positions and quick to react to any bad news with an attempt to get out of the way of a further decline. Near-term, we are likely to see continued high levels of volatility. Eventually, and after there is more certainty regarding the situation in Iraq, investors should demonstrate a willingness to capitalize on opportunities to buy stocks at better prices.

STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS OF THE EQUITY 500 INDEX PORTFOLIO ON 12/31/02

                                                                   % of total
                                 Industry                          market value
-------------------------------------------------------------------------------
Microsoft Corp.                  Software                               3.4%
-------------------------------------------------------------------------------
General Electric Co.             Industrial Conglomerates               3.0%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                Energy--Oil & Gas                      2.9%
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.            Multiline Retail                       2.7%
-------------------------------------------------------------------------------
Pfizer Inc.                      Pharmaceuticals                        2.3%
-------------------------------------------------------------------------------

TOTAL RETURNS
period ended 12/31/02

                                                                 Since
                                                               Inception
                                            1 Year              (10/99)
------------------------------------------------------------------------
Stock Index Fund                             -22.69%          -11.87%
------------------------------------------------------------------------
S&P 500 Index                                -22.10%          -11.25%
------------------------------------------------------------------------

PERFORMANCE COMPARISON
(OOO)

[LINE CHART]

                                       Homestead
                 Standard & Poor's    Stock Index
                 500 Stock Index        Fund
-------------------------------------------------
Oct 99                10000             10000
Dec 99                10969             10965
Dec 00                 9971              9904
Dec 01                 8787              8661
Dec 02                 6845              6696

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

VALUE FUND

MARKET CONDITIONS

The U.S. economy grew only a bit in 2002 with estimates for annualized Gross Domestic Product showing a paltry 2.5% expansion, compared to a historical average growth rate of about 3 to 3.5%. This has been dubbed a jobless recovery. While we have officially emerged from recession, we are experiencing recession-like conditions, including a lack of job growth. Capital spending is also weak, as companies are waiting until the outlook is more certain before committing money to expansions or upgrades.

In an effort to spur growth, the Federal Reserve kept short-term interest rates at very low stimulative levels throughout 2002. After taking steps to bring interest rates to historically low levels in 2001, the Fed intervened in November of 2002 bringing about a further reduction in the federal funds rate, a key short-term lending rate.

The stock market had an awful year. The Standard & Poor's 500 Stock Index, a measure of broad stock market performance, turned in its third straight year of negative results. Besides the soft economy, conditions weighing on the market included the wave of corporate governance scandals that were making headline news until mid-year and increased global uncertainty owing to the possibility of war in Iraq.

FUND PERFORMANCE & STRATEGY

Value Fund investors can look at these results as a mix of good news and bad news. The bad news is your Fund was down 11.56% this year. The good news is your Fund was down 11.56% and the market (represented by the Standard & Poor's 500 Stock Index) was down 22.10%.

TOTAL RETURNS                           12 Months ended 12/31/02
----------------------------------------------------------------------
Value Fund                                     -11.56%
Standard & Poor's 500 Stock Index              -22.10%
----------------------------------------------------------------------

Investing in stocks should always be a long-term assignment, and looking at the Fund's long-term track record shareholders can take some comfort in knowing that, despite negative performance this year, the Fund's average annual return over the last 10 years remains consistent with the historical average return for stocks as an asset class. Stocks (represented by the Standard & Poor's 500 Stock Index) posted an average annual return of 9.34% for the 10 years ending December 31, 2002, and the Value Fund's average annual return for the same period was 10.12%.

We continue to pursue a traditional value approach, seeking stocks that are trading at attractive levels with the potential to reward Fund investors with capital appreciation. We tend to work bottom-up, seeking stocks not sectors. However, it is sometimes the case that whole industry groups get beaten down and these out-of-favor sectors present us with opportunities to add to or establish positions.

That was the case this year with a number of the stodgy, old-line sectors such as industrials, manufacturing and materials. These groupings came under pressure due to the still sluggish economy and cloudy outlook for war but stand to do better once the economy improves and there is greater certainty on the geopolitical front. Last year's decline in the value of the dollar relative to foreign currencies now makes U.S. exports such as paper, chemicals and

                                                                     (continued)
industrial machinery more affordable, which should also help to give these companies a boost.

We established a position in the manufacturing conglomerate Tyco International, which has many diverse lines of business including the leading fire and security services company, ADT. This stock was severely punished when former CEO Dennis Kozlowski was charged with fraud. We stepped in after the stock fell to extremely low historical levels and have continued to build a position. Our view is that the worst is over for Tyco and--unlike some of the companies on the rogue's list for 2002--Tyco is profitable, has real assets and operates proven and viable business franchises.

Financials and pharmaceuticals were other major themes for us in 2002. We established positions in Principal Financial Group, JP Morgan Chase and C.I.T. Group. Among the drug companies, we added Bristol Myers Squibb and Schering-Plough and eliminated Wyeth.

Relative to the Standard & Poor's 500 Stock Index, we remain underweighted in technology stocks. Hewlett-Packard is our only holding here, as we think most information technology, telecommunications and other technology-related stocks are still too expensive.

OUTLOOK

There have not been many years in the stock market's history to match the current protracted bear market. We have to go all the way back to 1939-1941 for the last three consecutive years of decline and 1929-1932 is the only example of a four-year losing streak. The good news is that these periods don't last forever. Historically, protracted bear markets have been followed by sharp advances. The S&P 500 rallied 53.9% in 1933 and 20.3% in 1942.

Near-term, the stock market is likely to remain volatile and vulnerable to uncertainties regarding the situation in Iraq and the possibility of further terrorist attacks on the U.S. Long-term, we see some reasons to be hopeful. The run of corporate governance problems looks to have come to an end. A number of companies have stepped up and made changes designed to improve oversight and provide more straightforward accounting. Interest rates remain low, which will continue to help prime the pump for recovery. Risks remain, but in our view this already very long bear market is probably closer to an end than a beginning.

VALUE FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/02

                                                                    % of total
                                    Industry                       market value
-------------------------------------------------------------------------------
Bank America Corp.                    Banks                           5.0%
-------------------------------------------------------------------------------
Bemis Co., Inc.                       Packaging/Containers            4.6%
-------------------------------------------------------------------------------
Genuine Parts Co.                     Auto Parts                      4.3%
-------------------------------------------------------------------------------
Wendy's International, Inc.           Restaurants                     4.2%
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.               Banks                           4.0%
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/02

                                                                            Since
                                                                          Inception
                                 1 Year        5 Year        10 Year       (11/90)
-----------------------------------------------------------------------------------
Value Fund                      -11.56%        1.49%         10.12%        10.76%
-----------------------------------------------------------------------------------
S&P 500 Index                   -22.10%       -0.59%          9.34%        11.10%
-----------------------------------------------------------------------------------

PERFORMANCE COMPARISON

[LINE CHART]

                        Standard & Poor's          Homestead
                        500 Stock Index            Value Fund
----------------------------------------------------------------
Nov 90                       10000                    10000
Dec 91                       13403                    11784
Dec 92                       14423                    13161
Dec 93                       15807                    15639
Dec 94                       16079                    16029
Dec 95                       22115                    21444
Dec 96                       27189                    25292
Dec 97                       36257                    32044
Dec 98                       46618                    34708
Dec 99                       56606                    33595
Dec 00                       52118                    36835
Dec 01                       45929                    39010
Dec 02                       35782                    34503

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SMALL-COMPANY STOCK FUND

MARKET CONDITIONS

Based on fourth quarter Gross Domestic Product estimates, the economy looks to have expanded only marginally in 2002. Consumers continued to spend and kept the economy growing, albeit at a sluggish pace. Corporate profits generally improved; however, growth in capital spending remained elusive. Companies continued to defer spending on infrastructure and equipment and have been slow to add to the workforce after making job cuts in 2001. Job creation was essentially flat for the first three quarters of 2002.

The stock market had one of its worst showings ever. Investors continued to shun stocks--understandably still smarting from the wipeout of the once high-flying dot-com and technology stocks, nervous about a series of corporate governance scandals and not convinced enough that the economy is set to grow.

FUND PERFORMANCE AND STRATEGY

Your Fund did not suffer as much as the broad stock market, its benchmark Index of small-company stocks or the average diversified U.S. equity mutual fund. However, because performance for equities in 2002 was almost universally bleak, the Fund was not able to post a positive return.

TOTAL RETURNS                        12 Months ended 12/31/02
-------------------------------------------------------------
Small-Company Stock Fund                   -.57%
Russell 2000 Stock Index                 -20.48%
-------------------------------------------------------------

We continued to pursue our strategy of seeking out sound businesses (generally those with good market positions, sustainable business advantages and positive cash flow) that are also trading at value prices relative to their prospects for improvement.

We tend to be long-term buy-and-hold investors. New additions to the portfolio this year included aerospace parts and services contractor Triumph Group and local banks American National Bankshares, City Bank National Bankshares and Southern Financial Bancorp.

Triumph's performance in 2002 largely reflected concerns for the commercial airline industry. We think the share price does not fully reflect the value of the company's defense business, which stands to do well in the current climate, or Triumph's positive cash flow, which should allow the company to continue to grow its business through acquisition.

We also beefed-up our positions in the energy-related companies Questar (utility company) and Helmerich & Payne (energy equipment). The Fund's energy-related plays did well in 2002 as higher prices (actual and forecast) for oil and natural gas improved the outlook for corporate profits.

The Fund got a performance boost in 2002 from some of largest positions, including Claire's Stores, a mall retailer of jewelry and other accessories, and CLARCOR, a manufacturer of filtration products for transportation and industrial/commercial products.

Relative to our benchmark Index, the Fund maintains a higher commitment to industrials (includes machinery and manufacturing businesses) and consumer-related stocks (durables, non-durables and services). We are underweighted in technology.

                                                             (continued)      17

OUTLOOK

While performance for equities was almost universally bad in 2002, small-company value stocks did better than the major market indices. We believe our investment universe will continue to outperform the broad market. After the speculative late-stages of the bull market, investors are again focusing on fundamentals. And, small companies, which typically have shorter product review and launch cycles than large companies, tend to be first to bounce back in an improving economy.

We are cautiously optimistic. While stock valuations overall have greatly improved, equities may need to get even a little cheaper before they accurately reflect the risks of a continued soft economy and geopolitical uncertainty. Individual investors may need to ride out additional periods of high volatility. Longer-term, once the outlook for the economy and the international situation is less cloudy, stocks should be able to make headway.

We would encourage our long-term investors who have made it this far to stay the course. Stocks can rally strongly coming out of a bear market, but the timing of such a turnaround can never be known precisely.

SMALL-COMPANY STOCK FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/02

                                                                        % of total
                                   Industry                            market value
-----------------------------------------------------------------------------------
Questar Corp.                      Utilities                               5.4%
-----------------------------------------------------------------------------------
CLARCOR                            Manufacturing--Diverse                  4.6%
-----------------------------------------------------------------------------------
Regal-Beloit Corp.                 Industrial Machinery                    4.6%
-----------------------------------------------------------------------------------
CBRL Group                         Restaurants                             4.2%
-----------------------------------------------------------------------------------
Claire's Stores, Inc.              Retail                                  4.1%
-----------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/02

                                                                  Since
                                                                Inception
                                               1 Year            (3/98)
-------------------------------------------------------------------------
Small-Company Stock Fund                       -0.57%              2.51%
-------------------------------------------------------------------------
Russell 2000 Index                            -20.48%             -2.55%
-------------------------------------------------------------------------

PERFORMANCE COMPARISON
(OOO)

[LINE CHART]

                        Russell                       Homestead
                          2000                       Small-Company
                         Index                        Stock Fund
------------------------------------------------------------------
Mar 98                   10000                          10000
Dec 98                    9080                           8898
Dec 99                   11992                           8849
Dec 00                   10835                          10196
Dec 01                   11105                          11335
Dec 02                    8830                          11270

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small-Company Stock Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

INTERNATIONAL STOCK INDEX FUND

MARKET CONDITIONS

Most international markets joined the U.S. in posting negative returns for 2002. However, the Morgan Stanley Capital International Europe, Australasia and Far East Index, your Fund's benchmark and a measure of international returns, declined less than the Standard & Poor's 500 Stock Index, a measure of the U.S. stock market.

The poor results for stock markets worldwide reflected largely the continued global economic slowdown, increased investor mistrust owing to corporate governance scandals and geopolitical uncertainty stemming from the U.S./U.N. crisis in Iraq. Against such a gloomy backdrop, all but two of the 21 countries that comprise the MSCI EAFE Index generated a negative return.

FUND PERFORMANCE

Your Fund's benchmark Index declined -15.94% in 2002 in U.S. dollar terms. A fall in the value of the dollar against major international currencies (including the British pound and Japanese yen) improved returns to U.S.-based investors.

The Fund's return was -17.63%, which represented a tracking error of 169 basis points (1.69%). Tracking error is the difference between your Fund`s return and the Index's and is an indicator of how well the Fund is able to manage cash flow and expenses in order to maintain a tight correlation with its benchmark. In 2002, 150 of the Fund`s 169 basis points of tracking error were attributable to Fund expenses.

All mutual funds incur expenses, which include the cost of making portfolio transactions and preparing shareholder communications.

TOTAL RETURNS                              12 Months ended 12/31/02
-------------------------------------------------------------------
International Stock Index Fund                  -17.63%
MSCI(R)EAFE(R) Index                            -15.94%
-------------------------------------------------------------------

On a regional basis, returns were better for the Pacific market countries than for Europe. France, Italy and Germany suffered from contracting manufacturing and continued high levels of unemployment. Germany was the weakest MSCI EAFE participant, with the nation's stock market declining 32.90% in dollar terms for the year. The Austrian stock market was Europe's performance leader, with an annual return of 17.28% in dollar terms.

Japan continued to struggle with the severe macroeconomic problems of deflation, declining business investment and high unemployment. The country's stock market return (-10.11% in dollar terms) was poor but still ahead of the U.S. stock market. Singapore and Hong Kong had worse showings at -11.05% and -17.79% respectively. The only bright spot was New Zealand, which was up 26.09% in U.S. dollars. Australia was neither a help nor a hindrance with a -0.28% (US$) return. In New Zealand and Australia, company representation in the Index is more heavily concentrated in the basic materials and financial sectors than in information technology, and that helped those markets hold up better. Also, returns for

                                                                     (continued)

U.S. investors were further improved by the hefty appreciation of those local currencies relative to the U.S. dollar.

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

The MSCI EAFE Index has declined in value steadily since March 2000. While there are considerable risks still on the horizon, this global bear market must eventually come to an end. In our view, the main variables that will affect the timing and strength of any improvement are an easing of tensions with Iraq, the effectiveness of fiscal and monetary policies in delivering needed economic stimulus and a willingness on the part of consumers to continue to spend.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS OF THE STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO ON 12/31/02

                                                          % of total
                               Industry                  market value
---------------------------------------------------------------------
BP Amoco PLC                 Integrated Oil                  2.7%
---------------------------------------------------------------------
Vodafone Group PLC           Cellular Telephones             2.2%
---------------------------------------------------------------------
GlaxoSmithKline PLC          Pharmaceuticals                 2.0%
---------------------------------------------------------------------
HSBC Holdings PLC            Banking                         1.8%
---------------------------------------------------------------------
Novartis AG                  Pharmaceuticals                 1.8%
---------------------------------------------------------------------

TOTAL RETURNS
periods ended 12/31/02

                                                                       Since
                                                                     Inception
                                                1 Year                 (1/01)
------------------------------------------------------------------------------
International Stock Index Fund                  -17.63%               -20.66%
------------------------------------------------------------------------------
MSCI EAFE Index                                 -15.94%               -18.74%
------------------------------------------------------------------------------

PERFORMANCE COMPARISON
(OOO)

[LINE CHART]

                                Homestead
                               International
               EAFE            Stock Index
               Index              Fund
--------------------------------------------
 Jan 01        10000             10000
 Dec 01         7785              7750
 Dec 02         6684              6384

Comparison of the change in value of a $10,000 investment in the Fund at inception and the MSCI EAFE Index. Past performance is not predictive of future performance. The International Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NASDAQ -100 INDEX TRACKING STOCK(SM) FUND

MARKET CONDITIONS

The economy does not look to have slipped back into recession in 2002, but the pace of growth has been anemic. Estimates of fourth quarter Gross Domestic Product show a 2.5% annual expansion, compared to a historical average growth rate of about 3 to 3.5%. Consumers continued to spend and do their part to keep the economy on track, but businesses held back on capital spending. Companies deferred expenditures on plant and equipment as they awaited more certainty about the strength of the recovery and possibility of a war in Iraq.

The Federal Reserve took an aggressive easing course in 2001 and for most of 2002 waited to see the effects of the monetary stimulus already in the pipeline. By November, it was clear the economy was still struggling, and the Fed intervened with another rate cut.

The U.S. stock market had a terrible year as investors reacted to the still-sluggish economy, a run of corporate governance problems and a number of high-profile bankruptcies.

FUND PERFORMANCE

The Nasdaq-100 Stock Index, your Fund's benchmark, was hard hit. The Index's return of -37.53% marked the third consecutive year of double-digit declines. Technology and telecommunications remain the Index's largest industry weightings and these sectors were especially volatile this year. Companies in these groupings are still working off the excesses of the late-'90s bull market and were not helped by the continued low level of capital spending in 2002.

The fourth quarter was the one bright spot in an otherwise terrible performance period. The Index advanced 18.26% in the last three months of the year and your Fund kept pace with a 16.48% gain.

TOTAL RETURNS                           12 Months ended 12/31/02
----------------------------------------------------------------
Nasdaq-100 Index Tracking
  Stock Fund                                    -38.18%
Nasdaq-100 Stock Index                          -37.53%
----------------------------------------------------------------

The Fund's return was -38.18%, which represented a negative tracking error of 65 basis points (.65%). Tracking error is the difference between your Fund's return and the Index's and is an indicator of how well the Fund is able to manage cash flow and expenses in order to maintain a tight correlation with its benchmark.

As a reminder, the Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization (share price times number of shares outstanding). Although the Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology, its largest sector commitments are technology- and telecommunications-related companies. Combined, these positions represented about 80% of the Index's portfolio as of year-end. For investors who selected this Fund because of its significant exposure to technology-related businesses, the Nasdaq-100 Index remains heavily invested in these types of stocks.

                                                                     (continued)

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

This Fund began operations in January of 2001, just as the bull market that had driven valuations for technology and telecommunications stocks sky high was ending. Fund investors have certainly paid the price for what Federal Reserve Chairman Greenspan called "irrational exuberance." Now, with the Nasdaq-100 Index having completed its third year of steep losses and posting its worst annual performance showing since its inception in 1985, we wonder if we are approaching a period of irrational pessimism.

To be sure, there are real risks on the horizon: a stubbornly sluggish economy, the possibility of a war in Iraq, the likelihood of additional terrorist attacks. But assuming we are able to resolve some of these uncertainties in 2003, performance for stocks and the companies in the Nasdaq-100 Index should improve. The fourth quarter's strong showing was an encouraging sign.

We have always cautioned investors to use this Fund as a complement to your overall portfolio but not to make it your sole investment. Assuming you are a diversified, long-term investor, continued patience is probably your best course. Exiting the Fund now could prove to be closing the barn door after the cows have gotten out.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS OF THE NASDAQ-100 INDEX TRACKING STOCK(SM) ON 12/31/02

                                                                   % of total
                             Industry                              market value
-------------------------------------------------------------------------------
Microsoft Corp.            Software                                    12.5%
-------------------------------------------------------------------------------
Intel Corp.                Semiconductors                              4.8%
-------------------------------------------------------------------------------
QUALCOMM Inc.              Telecommunications Equipment                4.5%
-------------------------------------------------------------------------------
Cisco Systems Inc.         Networking Products                         4.5%
-------------------------------------------------------------------------------
Amgen Inc.                 Medical-Biomedical/Genetic                  3.8%
-------------------------------------------------------------------------------

TOTAL RETURNS
periods ended 12/31/02

                                                                        Since
                                                                      Inception
                                                    1 Year              (1/01)
-------------------------------------------------------------------------------
NASDAQ-100 Index Tracking Stock Fund                -38.18%           -42.66%
-------------------------------------------------------------------------------
NASDAQ-100 Index Stock Index                        -37.53%           -39.84%
-------------------------------------------------------------------------------

PERFORMANCE COMPARISON
(OOO)

[LINE CHART]


                                       Homestead
                                       Nasdaq-100
               Nasdaq-100            Index Tracking
               Stock Index            Stock(SM) Fund
----------------------------------------------------
 Jan 01          10000                  10000
 Dec 01           5970                   5500
 Dec 02           3729                   3400

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Nasdaq-100 Stock Index. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking Stock(SM) Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NOTICE OF PROXY MAILINGS
SENT DURING THIS REPORTING PERIOD

ALL FUNDS

In May of 2002, Homestead Funds sent proxy materials to all shareholders of record as of April 1 seeking a vote on the election of the Funds' board of directors. The board subsequently decided to postpone the vote; therefore, proxies were not tabulated.

STOCK INDEX FUND

This Fund is a feeder fund in a master-feeder arrangement. Under this structure, the Fund invests its assets in a separately managed portfolio, the Equity 500 Index Portfolio, which has the same investment objective as your Fund. The Fund's voting rights with respect to its interests in the Portfolio are passed through to shareholders of the Fund.

In June of 2002, Homestead Funds sent proxy materials to all Stock Index Fund shareholders of record as of May 20 requesting a vote in the election of the Equity 500 Index Portfolio's board of trustees and approval of a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc., the manager of the master fund. A special meeting of Stock Index Fund shareholders was scheduled on Tuesday, July 30, 2002 for the purpose of tabulating and announcing the results of the proxy vote. This meeting was adjourned because a quorum was not present.

Shareholders of the Equity 500 Index Portfolio approved the election of the board of trustees and the new investment advisory agreement.

                               [ANGEL BACKGROUND]

FINANCIALS

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                        INTEREST   MATURITY        FACE
                                                          RATE       DATE         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (57.9% OF PORTFOLIO)
American Express Credit Corp. ........................    1.29%    01/08/03     $   950,000     $   949,762
American General Finance Corp. .......................    1.31     02/28/03       1,000,000         997,889
American General Finance Corp. .......................    1.31     03/27/03       1,000,000         996,907
CIT Group, Inc. ......................................    1.47     02/10/03         425,000         424,306
CIT Group, Inc. ......................................    1.40     02/21/03         650,000         648,711
CIT Group, Inc. ......................................    1.50     03/17/03         800,000         797,500
Citicorp .............................................    1.32     01/02/03       1,400,000       1,399,949
Citicorp .............................................    1.33     01/10/03       1,000,000         999,668
Coca-Cola Co. ........................................    1.28     01/07/03         840,000         839,821
Duke Energy Corp. ....................................    1.55     01/29/03         425,000         424,488
Duke Energy Corp. ....................................    1.50     01/30/03       1,200,000       1,198,550
Duke Energy Corp. ....................................    1.53     01/30/03       1,100,000       1,098,644
Duke Energy Corp. ....................................    1.83     01/30/03         850,000         848,747
Exxon Mobil Asset Management Co. .....................    1.22     01/07/03       3,600,000       3,599,268
General Electric Capital Corp. .......................    1.36     01/30/03         600,000         599,343
General Electric Capital Corp. .......................    1.34     02/24/03         900,000         898,191
General Electric Capital Corp. .......................    1.33     03/05/03       1,000,000         997,673
Johnson & Johnson Inc. ...............................    1.71     01/10/03       1,500,000       1,499,359
Johnson & Johnson Inc. ...............................    1.25     02/18/03       1,000,000         998,333
Johnson & Johnson Inc. ...............................    1.28     04/22/03       1,100,000       1,095,659
Merrill Lynch & Co., Inc. ............................    1.31     01/03/03         440,000         439,968
Merrill Lynch & Co., Inc. ............................    1.29     01/22/03       1,200,000       1,199,097
Northern Illinois Gas Co. ............................    1.50     01/08/03       3,500,000       3,498,979
Pfizer, Inc. .........................................    1.32     01/09/03         321,000         320,906
Pfizer, Inc. .........................................    1.28     01/24/03       1,000,000         999,182
Pfizer, Inc. .........................................    1.30     02/04/03         797,000         796,021
Pfizer, Inc. .........................................    1.28     02/21/03       1,450,000       1,447,371
Philip Morris Cos., Inc. .............................    1.33     01/27/03         800,000         799,232
Philip Morris Cos., Inc. .............................    1.32     01/30/03       1,000,000         998,937
Philip Morris Cos., Inc. .............................    1.30     01/31/03       1,000,000         998,917
Prudential Funding Corp. .............................    1.30     01/17/03       1,060,000       1,059,388
Prudential Funding Corp. .............................    1.30     02/18/03       1,100,000       1,098,093
Prudential Funding Corp. .............................    1.30     02/28/03       1,400,000       1,397,068
Schering-Plough Corp. ................................    1.72     01/24/03         645,000         644,291
Schering-Plough Corp. ................................    1.30     02/11/03       2,185,000       2,181,765
Schering-Plough Corp. ................................    1.30     03/18/03         800,000         797,804
Transamerica Finance Corp. ...........................    1.31     01/13/03       1,000,000         999,563
Transamerica Finance Corp. ...........................    1.34     02/19/03       1,200,000       1,197,811
Wells Fargo Financial, Inc. ..........................    1.30     01/24/03       1,200,000       1,199,003
Wells Fargo Financial, Inc. ..........................    1.29     02/12/03       1,800,000       1,797,291
------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $45,183,455) ......                                           45,183,455
------------------------------------------------------------------------------------------------------------

DAILY INCOME FUND

DECEMBER 31, 2002

                                                        INTEREST   MATURITY        FACE
                                                          RATE       DATE         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (17.2% OF PORTFOLIO)
American General Finance Corp. .......................    7.35%    01/14/03     $ 1,500,000    $  1,502,670
American General Finance Corp. .......................    6.14     06/03/03          25,000          25,407
Associates Corp. of N.A. .............................    6.00     04/15/03         341,000         344,518
Associates Corp. of N.A. .............................    6.88     08/01/03         329,000         337,452
Associates Corp. of N.A. .............................    5.75     10/15/03          90,000          92,479
CIT Group Inc. .......................................    7.38     03/15/03       1,117,000       1,127,112
CIT Group Inc. .......................................    5.63     10/15/03         575,000         583,141
Coca-Cola Co. ........................................    6.00     07/15/03          30,000          30,608
Commercial Credit Group, Inc. ........................    5.88     01/15/03          50,000          50,062
General Electric Capital Corp. .......................    6.94     01/27/03          25,000          25,086
General Electric Capital Corp. .......................    5.16     02/03/03          75,000          75,197
General Electric Capital Corp. .......................    7.00     02/03/03         721,000         723,850
General Electric Capital Corp. .......................    7.50     06/05/03         151,000         154,163
General Electric Capital Corp. .......................    6.75     09/11/03          50,000          51,613
General Electric Capital Corp. .......................    6.81     11/03/03         115,000         119,369
Household Finance Corp. ..............................    7.63     01/15/03          25,000          25,041
Household Finance Corp. ..............................    6.00     02/12/03       1,907,000       1,914,948
Household Finance Corp. ..............................    6.13     02/27/03          50,000          50,228
Household Finance Corp. ..............................    7.00     08/01/03         200,000         203,353
Household Finance Corp. ..............................    6.25     08/15/03         200,000         202,088
Merrill Lynch & Co., Inc. ............................    6.13     04/07/03         100,000         100,939
Merrill Lynch & Co., Inc. ............................    6.80     11/03/03          30,000          31,107
Morgan Stanley Dean Witter & Co. .....................    7.13     01/15/03       1,771,000       1,774,168
Morgan Stanley Dean Witter & Co. .....................    7.38     04/15/03         545,000         552,832
Morgan Stanley Dean Witter & Co. .....................    7.13     08/15/03          85,000          87,459
Norwest Financial, Inc. ..............................    7.00     01/15/03         335,000         335,546
Norwest Financial, Inc. ..............................    6.13     08/01/03          27,000          27,619
Norwest Financial, Inc. ..............................    5.38     09/30/03          12,000          12,278
PepsiCo, Inc. ........................................    5.75     01/02/03       1,614,000       1,614,147
Philip Morris Cos., Inc. .............................    7.25     01/15/03         620,000         621,089
Philip Morris Cos., Inc. .............................    8.25     10/15/03         168,000         175,853
Wal-Mart Stores, Inc. ................................    4.63     04/15/03          20,000          20,142
Wal-Mart Stores, Inc. ................................    4.38     08/01/03         135,000         136,646
Wal-Mart Stores, Inc. ................................    3.25     09/29/03         100,000         100,787
Wells Fargo Financial, Inc. ..........................    7.20     05/01/03          50,000          50,818
Wells Fargo Financial, Inc. ..........................    7.25     07/14/03         170,000         174,296
------------------------------------------------------------------------------------------------------------
      Total Corporate Notes (Cost $13,454,111) .......                                           13,454,111
------------------------------------------------------------------------------------------------------------

DAILY INCOME FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
(16.8% OF PORTFOLIO)
Federal Farm Credit Bank .............................    1.26%      01/09/03   $ 3,000,000    $  2,999,163
Federal Farm Credit Bank .............................    1.25       03/21/03       600,000         598,354
Federal Home Loan Bank ...............................    1.28       01/10/03       293,000         292,906
Federal Home Loan Bank ...............................    1.98       01/15/03       250,000         249,808
Federal Home Loan Bank ...............................    5.00       02/14/03     1,200,000       1,203,976
Federal Home Loan Bank ...............................    1.26       02/26/03       600,000         598,824
Federal Home Loan Mortgage Corp. .....................    1.70       01/02/03       319,000         318,985
Federal Home Loan Mortgage Corp. .....................    1.26       01/07/03     1,500,000       1,499,686
Federal Home Loan Mortgage Corp. .....................    1.25       02/20/03     1,400,000       1,397,569
Federal Home Loan Mortgage Corp. .....................    1.28       03/27/03       400,000         398,791
Federal National Mortgage Assn. ......................    1.26       01/08/03     1,900,000       1,899,535
Federal National Mortgage Assn. ......................    1.29       01/17/03       500,000         499,714
Federal National Mortgage Assn. ......................    1.25       02/04/03     1,157,000       1,155,634
------------------------------------------------------------------------------------------------------------
      Total U.S. Government Agency Obligations
      (Cost $13,112,945) .............................                                           13,112,945
------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (8.1% OF PORTFOLIO)
SSgA Money Market Fund ...............................    1.10 (a)                                2,472,144
SSgA Prime Money Market Fund .........................    1.20 (a)                                3,883,000
------------------------------------------------------------------------------------------------------------
      Total Money Market Accounts (Cost $6,355,144) ..                                            6,355,144
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $78,105,655) - 100% ............................                                         $ 78,105,655
============================================================================================================

(a) 7-day yield at December 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (12.0% OF PORTFOLIO)
Government Export Trust 93-1 .........................    6.00%      03/15/05   $   208,333    $    216,863
Guaranteed Export Trust 93-C .........................    5.20       10/15/04       462,788         465,902
Guaranteed Export Trust 93-D .........................    5.23       05/15/05       191,489         197,362
Guaranteed Export Trust 95-B .........................    6.13       06/15/04        52,941          53,073
Guaranteed Trade Trust 92-A ..........................    7.02       09/01/04       108,333         113,634
Small Business Administration 93-J ...................    5.90       10/01/13       176,969         190,668
Small Business Administration 98-E ...................    6.30       05/01/18       144,102         159,539
Small Business Administration 98-H ...................    6.15       08/01/18        77,130          84,917
Small Business Administration 99-D ...................    6.15       04/01/19       199,371         219,422
Small Business Administration Pool # 500724 ..........    4.00 (a)   12/25/13        21,971          22,890
Small Business Administration Pool # 502477 ..........    2.75 (a)   09/25/18       195,628         196,527
Small Business Administration Pool # 502684 ..........    2.75 (a)   07/25/19       103,334         104,072
Small Business Administration Pool # 503278 ..........    2.38 (a)   02/25/21       186,082         186,339
Small Business Administration Pool # 503463 ..........    2.63 (a)   09/25/21       113,166         113,527
Small Business Administration Pool # 503918 ..........    2.75 (a)   09/25/22       130,828         131,709
Small Business Administration Pool # 504305 ..........    2.38 (a)   10/25/23        96,957          97,021
Small Business Investment Companies 95-C .............    6.88       09/01/05       745,276         815,654
Small Business Investment Companies 99-A .............    6.24       03/10/09       991,945       1,054,021
Small Business Investment Companies 02-B .............    5.20       08/01/12       250,000         256,135
------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities
      (Cost $4,437,274) ..............................                                            4,679,275
------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (14.2% OF PORTFOLIO)
GNMA #1928 ...........................................    7.00       11/20/09        31,799          34,077
GNMA #5144 ...........................................    7.25       11/15/04        19,488          20,018
GNMA #8054 ...........................................    6.63 (a)   10/20/22        50,800          52,412
GNMA #8215 ...........................................    5.38 (a)   04/20/17        38,847          39,948
GNMA #8393 ...........................................    5.75 (a)   08/20/18        48,198          50,038
GNMA #8423 ...........................................    5.38 (a)   05/20/24        68,185          70,134
GNMA #8877 ...........................................    5.38 (a)   05/20/26        45,760          47,084
GNMA #80053 ..........................................    5.38 (a)   03/20/27        38,049          39,027
GNMA #80058 ..........................................    5.38 (a)   04/20/27        38,802          39,918
GNMA #80309 ..........................................    4.00 (a)   08/20/29        98,851         101,580
GNMA #510280 .........................................    6.00       08/15/14       125,562         132,905
GNMA #780336 .........................................    6.50       02/15/11        67,902          72,421
GNMA 1996-4 ..........................................    7.00       04/16/26        69,883          74,361
GNMA 1997-11 .........................................    4.00       10/20/25         5,083           5,081
GNMA 1997-5 ..........................................    7.00       10/20/25       274,572         281,300
GNMA 1998-23 .........................................    6.25       09/20/13       500,000         525,598
GNMA 1999-23 .........................................    6.50       09/20/23        17,149          17,216
GNMA 1999-32 .........................................    7.00       08/20/27       140,000         147,435
GNMA 2001-15 .........................................    6.38       10/20/29       122,706         126,337
GNMA 2001-53 .........................................    6.50       11/20/31        93,284          93,520

SHORT-TERM GOVERNMENT SECURITIES FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
GNMA 2002-20 .........................................    4.50%      03/20/32   $   407,719    $    418,071
GNMA 2002-47 .........................................    5.75       05/20/26       500,000         527,865
GNMA 2002-69 .........................................    1.77 (a)   06/20/28       989,226         991,180
Vendee Mortgage Trust 92-2 ...........................    7.00       05/15/08       978,979         989,532
Vendee Mortgage Trust 95-3 ...........................    7.25       06/15/04       240,965         247,736
Vendee Mortgage Trust 96-3 ...........................    6.75       08/15/20        84,487          86,370
Vendee Mortgage Trust 01-1 ...........................    7.00       01/01/31       298,377         304,800
------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities
      (Cost $5,449,387) ..............................                                            5,535,964
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(54.7% OF PORTFOLIO)
Israel Trust .........................................    0.00 (b)   05/15/03       117,000         116,294
Nafinsa Export/Import Trust (c) ......................    6.79       08/01/04       100,000         103,296
National Archives Facility Trust .....................    8.50       09/01/19        64,149          82,792
Overseas Private Investment Corp. ....................    0.00 (d)   11/30/10     1,000,000       1,192,490
Overseas Private Investment Corp. ....................    0.00 (d)   11/30/10       500,000         561,495
PEFCO Finance Corp. (c). .............................    5.31       11/15/03     1,000,000       1,023,290
Private Export Funding Corp. .........................    5.65       03/15/03        20,750          20,868
Private Export Funding Corp. .........................    8.75       06/30/03       500,000         518,451
Private Export Funding Corp. .........................    5.48       09/15/03       130,800         131,509
Private Export Funding Corp. .........................    6.86       04/30/04       135,000         141,392
Private Export Funding Corp. .........................    6.31       09/30/04       525,000         565,276
Private Export Funding Corp. .........................    5.53       04/30/06       250,000         274,331
Private Export Funding Corp. .........................    7.65       05/15/06       430,000         501,340
Private Export Funding Corp. .........................    7.95       11/01/06       550,000         610,867
Private Export Funding Corp. .........................    5.75       01/15/08       500,000         560,915
Smith Enron Shipbuilding .............................    5.97       12/15/06       281,116         298,638
Turkey Trust .........................................    0.00 (b)   05/15/04       500,000         487,325
U.S. Department of Housing and Urban Development .....    6.36       08/01/04        30,000          32,112
U.S. Department of Housing and Urban Development .....    5.78       08/01/07       250,000         279,844
U.S. Treasury Note ...................................    5.50       01/31/03       500,000         501,680
U.S. Treasury Note ...................................    3.25       12/31/03     4,000,000       4,080,000
U.S. Treasury Note ...................................    4.75       02/15/04       250,000         259,785
U.S. Treasury Note ...................................    5.88       11/15/04     7,500,000       8,100,292
U.S. Treasury Note ...................................    5.75       11/15/05       250,000         276,358
U.S. Treasury Note ...................................    6.50       10/15/06       250,000         287,148
U.S. Treasury Note Strips ............................    0.00 (b)   11/15/12       552,825         320,988
------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations
      (Cost $20,729,650) .............................                                           21,328,776
------------------------------------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (0.8% OF PORTFOLIO)
Albany NY Industrial Development Authority ...........    7.29%      08/01/04   $   160,000    $    160,598
Fairfax County VA Redevelopment & Housing Authority ..    7.29       08/01/04       155,000         155,586
------------------------------------------------------------------------------------------------------------
      Total Municipal Bonds (Cost $316,228) ..........                                              316,184
------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS (13.5% OF PORTFOLIO)
U.S. Treasury Bill ...................................    1.12       01/09/03     3,250,000       3,249,206
U.S. Treasury Bill ...................................    1.08       01/23/03     2,000,000       1,998,680
------------------------------------------------------------------------------------------------------------
      Total U.S. Treasury Bills (Cost $5,247,886) ....                                            5,247,886
------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (4.8% OF PORTFOLIO)
Vanguard Treasury Money Market Fund ..................    1.10 (e)                                1,878,475
------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $1,878,475) ...                                            1,878,475
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $38,058,900) - 100% ............................                                         $ 38,986,560
============================================================================================================

(a) Variable coupon rate as of December 31, 2002.
(b) Zero coupon security, purchased at a discount.
(c) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $1,126,586 and represents 2.9% of net assets.
(d) Zero coupon security, security accretes to a premium "put" price at specified dates.
(e) 7-day yield at December 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (45.6% OF PORTFOLIO)
BASIC INDUSTRIES - 7.3%
 American Home Products ..............................    5.88%      03/15/04   $   350,000    $    362,792
 American Home Products (b) ..........................    5.88       03/15/04     3,525,000       3,664,407
 Corning, Inc. .......................................    6.00       08/15/03       500,000         470,000
 Dow Chemical Co. ....................................    8.63       04/01/06       150,000         168,304
 Eastman Kodak Co. ...................................    9.38       03/15/03       380,000         384,094
 Eastman Kodak Co. ...................................    9.50       06/15/08       500,000         588,630
 Exxon Capital Corp. .................................    0.00 (a)   11/15/04       350,000         336,752
 Grand Metropolitan Investment Co. ...................    0.00 (a)   01/06/04       915,000         894,330
 H.J. Heinz Co. ......................................    6.88       01/15/03       351,000         351,425
 H.J. Heinz Co. ......................................    5.75       02/03/03       200,000         200,660
 H.J. Heinz Co. (b) ..................................    6.56 (c)   11/15/03     2,550,000       2,649,527
 Harsco Corp. ........................................    6.00       09/15/03       625,000         640,101
 Honeywell International, Inc. .......................    0.00 (a)   08/01/03     1,435,000       1,417,451
 Ingersoll-Rand Co. ..................................    5.80       06/01/04       600,000         625,951
 Johnson & Johnson ...................................    8.72       11/01/24     1,525,000       1,756,895
 Occidental Petroleum Corp. ..........................    6.50       04/01/05       500,000         540,196
------------------------------------------------------------------------------------------------------------
      Total Basic Industries .........................                                           15,051,515
------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - 1.6%
Auto Parts
 Cooper Industries Co. ...............................    5.88       02/20/03       100,000         100,408
Retail
 Gap, Inc. ...........................................    5.63       05/01/03       250,000         250,625
 Sears Roebuck Acceptance Corp. ......................    5.65       01/23/03       100,000          99,990
 Sears Roebuck Acceptance Corp. ......................    6.00       03/20/03       200,000         200,108
 Sears Roebuck Acceptance Corp. ......................    6.70       09/17/03     1,150,000       1,161,505
 Sears Roebuck Acceptance Corp. ......................    6.72       09/17/03       200,000         202,028
 Wal-Mart Stores, Inc. ...............................    8.75       12/29/06       862,000         866,508
 Wal-Mart Stores, Inc. ...............................    8.50       09/15/24       425,000         478,996
------------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods................                                            3,360,168
------------------------------------------------------------------------------------------------------------
FINANCE - 15.7%
Banks
 ABN Ambro Bank ......................................    8.25       08/01/09       115,000         123,862
 Bayerische Landesbank NY ............................    6.20       02/09/06     3,075,000       3,087,426
 First Chicago Corp. .................................    4.25 (c)   07/28/03       175,000         175,170
 KeyCorp .............................................    1.67 (c)   08/30/04       135,000         134,980
 NationsBank Corp. ...................................    7.23       08/15/12       200,000         235,317
 Republic New York Corp. .............................    6.62       03/03/03       250,000         251,839

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
Commercial Lending & Leasing
 AT&T Capital Corp. ..................................    6.60%      05/15/05   $ 1,350,000    $  1,376,573
 CIT Group, Inc. .....................................    7.38       03/15/03       775,000         782,572
 CIT Group, Inc. .....................................    5.63       10/15/03       250,000         254,925
 CIT Group, Inc. .....................................    7.50       11/14/03     1,000,000       1,039,569
 CIT Group, Inc. .....................................    5.57       12/08/03       625,000         635,601
 CIT Group, Inc. .....................................    2.93 (c)   03/01/04     1,000,000       1,000,040
 CIT Group, Inc. .....................................    5.63       05/17/04       200,000         205,605
 CIT Group, Inc. .....................................    7.13       10/15/04       200,000         211,354
 CIT Group, Inc. .....................................    6.50       02/07/06     1,775,000       1,869,283
 Newcourt Credit Group Inc. ..........................    7.13       12/17/03       820,000         839,618
 Textron Financial Corp. (b) .........................    7.37       10/15/03       375,000         389,937
 Textron Financial Corp. .............................    5.65       03/26/04     2,400,000       2,485,997
 Transamerica Finance Corp. ..........................    5.74       09/15/03       125,000         128,398
 Transamerica Finance Corp. ..........................    5.75       01/28/04       750,000         779,982
 Xtra, Inc. ..........................................    7.80       02/03/03       500,000         501,826
Consumer Loans
 Beneficial Corp. ....................................    6.09       11/14/03       900,000         919,677
 Beneficial Corp. ....................................    6.53       12/03/03       500,000         512,793
 Beneficial Corp. ....................................    6.77       08/26/04       725,000         747,272
 Beneficial Corp. ....................................    6.85       09/13/04       290,000         299,495
 Beneficial Corp. ....................................    7.00       02/12/07       125,000         131,581
 Beneficial Corp. ....................................    7.06       09/17/07       100,000         105,807
 Beneficial Corp. ....................................    6.25       02/18/13       400,000         401,385
 Household Finance Corp. .............................    6.88       03/01/03       460,000         463,252
 Household Finance Corp. .............................    8.00       08/01/04       125,000         132,445
 Household Finance Corp. .............................    8.00       05/09/05     2,415,000       2,608,251
 Household Finance Corp. .............................    6.08       03/08/06       227,500         237,406
Financial Services
 American Express Credit Corp. .......................    7.45 (d)   08/10/05     1,100,000       1,231,036
 Associates Corp. of North America. ..................    6.56       11/14/05       250,000         273,877
 Associates Corp. of North America. ..................    7.40       05/15/06       200,000         225,806
 General Electric Capital Corp. ......................    6.00       08/01/05       145,000         157,587
 General Electric Capital Corp. ......................    1.03 (c)   05/01/50       494,000         488,368
 General Motors Acceptance Corp. .....................    6.48       05/01/06     1,000,000       1,039,865
Insurance
 AON Corp. ...........................................    6.70       06/15/03       300,000         301,208
 CHUBB Capital Corp. .................................    6.88       02/01/03       250,000         250,802
 Hartford Life Insurance Inc. ........................    6.90       06/15/04       121,000         127,956
 Liberty Mutual Capital Corp. (b) ....................    8.10       01/14/05     1,250,000       1,341,766
 Nationwide Mutual Insurance Co. (b) .................    6.50       02/15/04       520,000         537,364

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
 Providian Corp. .....................................    7.85%      06/23/04   $   350,000    $    376,399
 St. Paul Cos. .......................................    6.50       05/13/03       575,000         583,927
 St. Paul Cos. .......................................    6.40       08/18/03       500,000         512,772
 St. Paul Cos. .......................................    6.31       11/17/03       250,000         258,009
 St. Paul Cos. .......................................    7.18       05/05/04       450,000         474,571
Investment Banker/Broker
 Goldman Sachs Group (b) .............................    5.90       01/15/03     1,000,000       1,001,094
------------------------------------------------------------------------------------------------------------
      Total Finance ..................................                                           32,251,645
------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.2%
Railroad
 CSX Corp. ...........................................    6.65       06/15/04       450,000         476,797
 CSX Corp. ...........................................    6.36       03/15/05     1,000,000       1,079,426
 Norfolk Southern Railway Corp. ......................    5.80       04/01/03       100,000         100,891
 Norfolk Southern Railway Corp. ......................    5.37       07/15/04       900,000         942,060
 Norfolk Southern Railway Corp. ......................    6.50       08/01/04       150,000         159,793
 Union Pacific Railroad Co. ..........................    7.06       05/15/03     1,900,000       1,928,595
 Union Tank Car Co. ..................................    6.63       10/03/04     1,400,000       1,505,987
 Union Tank Car Co. ..................................    6.57       01/02/14       447,584         491,957
------------------------------------------------------------------------------------------------------------
      Total Transportation                                                                        6,685,506
------------------------------------------------------------------------------------------------------------
UTILITIES - 17.8%
Electric & Gas
 Baltimore Gas and Electric Co. ......................    6.13       07/01/03       100,000         101,848
 Central Hudson Gas & Electric Corp. .................    7.97       06/11/03       250,000         256,355
 Central Hudson Gas & Electric Corp. .................    7.85       07/02/04     1,000,000       1,079,082
 Colonial Pipeline Co. (b) ...........................    7.45       08/15/07       500,000         573,498
 Delmarva Power & Light Co. ..........................    6.40       07/01/03     2,500,000       2,555,165
 DTE Energy Co. (b) ..................................    6.17 (c)   06/15/38       915,000         927,000
 Duke Capital Corp. ..................................    7.25       10/01/04     1,000,000       1,021,601
 Jersey Central Power & Light Co. ....................    7.13       10/01/04       500,000         503,144
 Kansas City Power & Light Co. .......................    6.50       05/01/03       200,000         202,865
 Midwest Power Systems, Inc. .........................    7.38       02/01/08     1,000,000       1,018,781
 National Fuel Gas Co. ...............................    7.30       02/18/03     1,375,000       1,383,063
 Northern Indiana Public Service Co. .................    7.53       07/08/15       500,000         523,772
 Ohio Valley Electric Corp. (b) ......................    5.94       02/12/06     1,000,000       1,088,514
 PacifiCorp ..........................................    6.75       07/15/04       200,000         212,448
 Potomac Electric Power Co. ..........................    6.25       10/15/07       250,000         278,416
 Sempra Energy Corp. .................................    6.80       07/01/04       450,000         468,794
 South Carolina Electric & Gas Co. ...................    7.63       04/01/25     1,475,000       1,660,266
 Southern California Gas Co. .........................    5.75       11/15/03     2,750,000       2,835,269

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
 Southern California Gas Co. .........................    5.67%      01/18/28   $ 1,635,000    $  1,636,012
 Southwestern Electric Power Co. .....................    7.75       06/01/04       500,000         534,205
 Tampa Electric Co. ..................................    6.13       05/01/03       200,000         202,197
 Union Electric Co. ..................................    6.88       08/01/04     1,126,000       1,202,888
 Washington Gas Light Co. ............................    6.50       02/24/23       500,000         502,656
 Washington Gas Light Co. ............................    6.40       07/22/27       250,000         266,303
Telephone
 Bell Atlantic New Jersey, Inc. ......................    5.88       02/01/04       250,000         259,017
 Chesapeake & Potomac Telephone Co. (VA) .............    5.63       03/01/07     2,000,000       2,008,364
 GTE California, Inc. ................................    6.75       03/15/04     2,625,000       2,762,156
 GTE North, Inc. .....................................    9.19       01/01/22       500,000         524,796
 Illinois Bell Telephone Co. .........................    5.80       02/01/04     1,050,000       1,094,587
 New England Telephone & Telegraph Co. ...............    4.63       07/01/05       250,000         250,773
 New England Telephone & Telegraph Co. ...............    7.65       06/15/07       400,000         462,914
 New Jersey Bell Telephone Co. .......................    4.63       06/01/05       697,000         699,155
 New York Telephone Co. ..............................    6.25       02/15/04       370,000         385,342
 New York Telephone Co. ..............................    6.50       03/01/05     1,800,000       1,949,800
 New York Telephone Co. ..............................    4.88       01/01/06       175,000         175,624
 Northwestern Bell Telephone Co. .....................    4.38       03/01/03       875,000         871,719
 NYNEX Capital Funding ...............................    8.75       12/01/04     1,000,000       1,097,278
 NYNEX Corp. .........................................    9.55       05/01/10       115,167         131,756
 SBC Communications Capital Corp. ....................    7.58       05/04/05       775,000         869,282
 SBC Communications Capital Corp. ....................    6.60       11/27/06     1,250,000       1,398,444
 SBC Pacific Bell ....................................    5.88       02/15/06       275,000         301,145
 Southwestern Bell Telephone Co. .....................    6.63       07/15/07       250,000         283,869
------------------------------------------------------------------------------------------------------------
      Total Utilities ................................                                           36,560,163
------------------------------------------------------------------------------------------------------------
      Total Corporate Bonds (Cost $91,343,574) .......                                           93,908,997
------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (0.5% OF PORTFOLIO)
Hydro-Quebec .........................................    6.50       07/16/03       100,000         102,440
Hydro-Quebec .........................................    6.27       01/03/26        80,000          87,013
Inter-American Development Bank ......................    6.00       08/19/03       250,000         256,904
Nova Gas Transmission. ...............................    8.50       12/08/04       200,000         221,190
Quebec Province ......................................    8.63       01/19/05        70,000          78,832
Trans-Canada Pipelines ...............................    6.43       03/15/29       250,000         262,330
------------------------------------------------------------------------------------------------------------
      Total Foreign Bonds (Cost $970,151) ............                                            1,008,709
------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (8.2% OF PORTFOLIO)
ACLC Franchise Loan Receivables Trust 97-B (b) .......    6.73       04/15/14     2,106,359       2,198,847
Americredit Automobile Receivables Trust 02-A ........    4.61       01/12/09       375,000         394,094
Americredit Automobile Receivables Trust 02-C ........    3.55       02/12/09       800,000         820,953

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
Americredit Automobile Receivables Trust 99-A ........    5.88%      12/12/05   $   664,029    $    666,612
Arcadia Automobile Receivables Trust 98-B ............    6.00       11/15/03        30,403          30,457
Arcadia Automobile Receivables Trust 99-A ............    6.12       12/15/06       939,253         956,224
Auto Leasing Investors 97-A5 (b) .....................    6.08       02/13/04       725,000         729,045
Capital One Master Trust 96-3 ........................    1.54 (c)   03/15/07       340,000         339,735
Capital One Master Trust 01-8A .......................    4.60       08/17/09       155,000         163,095
CIT Equipment Collateral 01-A ........................    4.84       09/20/12     1,025,000       1,073,734
CIT RV Trust 98-A ....................................    6.09       02/15/12       726,602         749,895
CIT RV Trust 99-A ....................................    6.24       08/15/15       200,000         216,568
DVI Receivables Corp. 98-2 ...........................    5.76       10/11/06       333,207         340,916
Fleetwood Credit Corp. Trust 96-A ....................    6.75       10/17/11        94,322          94,250
Government Export Trust 93-1 .........................    6.00       03/15/05       145,833         151,804
Green Tree Recreational, Equipment & Consumer
Trust 97-B ...........................................    6.55       07/15/28     1,104,634       1,119,019
Green Tree Recreational, Equipment & Consumer
Trust 99-A ...........................................    6.84       03/15/10       171,469         177,238
John Deere Owner Trust 99-A ..........................    6.13       05/30/03       210,000         213,413
Metlife Capital Equipment Loan Trust 97-A ............    6.85       05/20/08       932,303         959,548
Metris Master Trust 99-2 .............................    1.94 (c)   01/20/10       525,000         519,019
MMCA Automobile Trust 02-3 ...........................    2.97       03/15/07       190,000         192,844
Peachtree Franchise Loan, LLC 99-A (b) ...............    6.68       01/15/21       539,429         553,110
Pemex Finance LTD 2A1 (b) ............................    6.13       11/15/03       133,333         135,069
PNC Student Loan Trust I 97-C ........................    6.57       01/25/04        90,513          91,676
Providan Gateway Master Trust 02-B (b) ...............    2.12 (c)   06/15/09     1,450,000       1,441,169
Providian Master Trust 97-2 ..........................    1.53 (c)   05/15/08       570,000         570,285
Railcar Trust 92-1 ...................................    7.75       06/01/04        61,225          63,847
Sky Financial Medical Loan Securitization Corp.
01-A (b) .............................................    6.43       12/15/11     1,650,658       1,740,933
Small Business Administration 99-10B .................    6.00       03/01/09       169,037         183,341
------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities
      (Cost $16,429,843) .............................                                           16,886,740
------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (18.4% OF PORTFOLIO)
ABN Amro Mortgage Corp. 01-6 .........................    6.75       10/25/31     2,350,000       2,408,811
Aames Mortgage Trust 98-A ............................    1.61 (c)   03/15/28        12,078          11,711
Advanta Home Equity Loan Trust 94-1 ..................    6.30       07/25/25       148,891         151,929
Advanta Mortgage Loan Trust 94-1 A1 ..................    6.30       07/25/25       174,974         178,670
American Business Financial Services 96-2 ............    7.53       02/15/28       140,020         143,955
American Business Financial Services 99-1 ............    6.58       05/25/30       708,598         758,690
Chase Funding Mortgage Loan Asset-Backed 01-01 .......    1.64 (c)   04/25/16       191,896         192,000
Chemical Mortgage Acceptance Corp. 88-2 ..............    7.41 (c)   05/25/18        50,108          50,486
CITICORP Mortgage Securities, Inc. 88-11 .............    4.63 (c)   08/25/18       243,002         242,664
CITICORP Mortgage Securities, Inc. 88-17 .............    4.02 (c)   11/25/18       229,021         228,702
CMO Trust 17 .........................................    7.25       04/20/18        14,523          14,549
Conseco Finance Securitizations Corp. 00-C ...........    1.79 (c)   12/15/29     2,868,037       2,848,305
Conseco Finance Securitizations Corp. 01-2 ...........    6.60       02/01/33       807,863         825,456

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Contimortgage Home Equity Loan Trust 95-2 ............    8.10%      08/15/25   $   479,734    $    479,420
CoreStates Home Equity Trust 94-1 ....................    6.65       05/15/09        36,654          36,713
Countrywide Alternative Loan Trust 02-4 ..............    8.50       05/25/32       669,733         693,298
Countrywide Funding Corp. 87-2 .......................    6.54 (c)   12/01/17        94,056          93,930
Countrywide Funding Corp. 99-1 .......................    6.75       06/25/29       351,445         354,520
Countrywide Home Loans 02-32 .........................    1.92 (c)   01/25/33       628,006         627,265
Credit Suisse First Boston Mortgage 02-FL1A (b) ......    1.80 (c)   01/15/10       229,794         229,970
DLJ Mortgage Acceptance Corp. 91-3 ...................    4.19 (c)   02/20/21       274,667         274,131
Federal Deposit Insurance Credit Corp. 96-C1 .........    6.75       05/25/26        36,207          36,207
FHLMC 2122 ...........................................    6.25       02/15/29        61,112          61,175
FHLMC 2126 ...........................................    6.25       06/15/28        40,085          40,088
FHLMC 2134 ...........................................    6.00       03/15/14        14,090          14,085
FHLMC 2387 ...........................................    5.50       12/15/16     2,570,862       2,572,607
FHLMC 2416 ...........................................    6.00       02/15/22       584,836         594,183
FHLMC 2419 ...........................................    5.50       03/15/17       868,113         878,381
FHLMC 2481 ...........................................    5.00       08/15/17       580,018         586,735
FHLMC 2517 ...........................................    5.00       10/15/17     1,197,269       1,216,934
First Alliance Mortgage Loan Trust 94-1 ..............    5.85       04/25/25       123,946         123,810
First Alliance Mortgage Loan Trust 94-2 ..............    7.63       07/25/25       243,607         251,240
First Alliance Mortgage Loan Trust 94-3 ..............    7.83       10/25/25        22,118          22,068
First Greensboro Home Equity Loan Trust 98-1 .........    6.55       12/25/29       345,257         367,792
First Plus Home Loan Trust 97-3 ......................    7.22       11/10/20       327,987         330,500
FNMA 93-170 ..........................................    3.56 (c)   09/25/08       122,008         122,500
FNMA 01-44 ...........................................    6.00       09/25/16        58,286          58,243
FNMA 02-W2-AF1F ......................................    3.59 (c)   03/25/26       314,840         317,303
FNMA 02-W2-AF1V ......................................    1.51 (c)   03/25/26       453,956         453,995
Fremont Home Loan Owners Trust 99-2 ..................    7.28       06/25/29       559,302         597,572
GE Capital Mortgage Services, Inc. 94-1 ..............    6.50       03/25/24        33,869          34,558
GNMA 98-23 ...........................................    6.25       09/20/13       250,000         262,799
GNMA 02-69 ...........................................    1.77 (c)   06/20/28     1,780,607       1,784,124
Green Tree Financial Corp. 98-3 ......................    6.22       03/01/30       700,133         705,959
Green Tree Home Equity Loan Trust 98-19 ..............    1.67 (c)   06/15/29       473,432         473,190
GS Mortgage Securities Corp. 96-PL ...................    7.02       02/15/27       103,644         103,838
HomEq Residential Trust 01-I .........................    5.89       05/15/19        47,330          47,299
Housing Securities Inc. 94-1 .........................    7.50       03/25/09        45,120          46,926
Housing Securities Inc. 94-2 .........................    6.50       07/25/09        49,595          50,933
Lehman ABS Manufactured Housing Contract 01-B ........    4.35       05/15/14       490,000         493,613
Merrill Lynch Mortgage Investors, Inc. 94-A ..........    6.41 (c)   02/15/09        28,562          29,210
Morgan Stanley Capital 90-XLF ........................    1.69 (c)   06/05/03       245,156         245,098
Morgan Stanley Capital 97-A7 .........................    6.82       04/15/13        88,661          89,968
Morgan Stanley Capital I 97-ALIC .....................    5.99       01/15/28       209,748         213,800
Mortgage Capital Funding, Inc. 98-MC3 ................    6.00       11/18/31       280,728         301,137

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
New Century Home Equity Loan Trust 97-NC5 ............    6.70%      10/25/28   $    94,632    $    100,659
New Century Home Equity Loan Trust 97-NC6 ............    7.01       05/25/26       143,245         148,982
Norwest Asset Securities Corp. 98-2 ..................    6.50       02/25/28        38,863          39,239
Norwest Asset Securities Corp. 99-14 .................    6.50       06/25/29       217,069         219,609
Norwest Asset Securities Corp. 99-22 .................    6.50       09/25/14       155,088         159,659
Oakwood Mortgage Investors, Inc. 99-D ................    7.84       11/15/29       785,624         800,174
PNC Mortgage Securities Corp. 98-6 ...................    6.75       08/25/13        40,127          40,283
PNC Mortgage Securities Corp. 98-12 ..................    7.00       01/25/29       225,000         230,184
Residential Accredit Loans, Inc. 95-QS1 ..............    7.50       09/25/26       754,104         753,098
Residential Accredit Loans, Inc. 01-QS18 .............    6.50       12/25/31       113,541         113,493
Residential Asset Mortgage Products, Inc. 02-RS1 .....    1.62 (c)   08/25/20       161,041         161,060
Residential Asset Securitization Trust 99-A1 .........    6.75       03/25/29       166,685         170,535
Residential Asset Securitization Trust 02-A5 .........    6.48       10/25/28       215,000         221,326
Residential Funding Mortgage Securities I 99-S16 .....    6.75       01/25/13       420,648         429,835
Residential Funding Mortgage Securities I 01-A4 ......    6.25       06/25/15        48,335          48,452
Residential Funding Mortgage Securities I 01-S24 .....    5.50       10/25/31       221,253         223,740
Residential Funding Mortgage Securities I 01-S24 .....    6.00       10/25/31       221,253         223,475
Residential Funding Mortgage Securities II 01-A3 .....    6.25       09/25/31        82,845          83,008
Residential Funding Mortgage Securities II 01-HI3 ....    5.70       10/25/14       875,000         886,189
Ryland Acceptance Corp. 64 E .........................    4.62 (c)   04/01/18       365,461         344,059
Salomon Brothers Mortgage Securities 97-LB6 ..........    6.82       12/25/27       100,066         106,342
Salomon Brothers Mortgage Securities 98-NC7 ..........    6.84       01/25/29       350,000         362,842
Salomon Brothers Mortgage Securities 00-NL1 (b) ......    6.91       09/15/08     1,127,786       1,256,653
Structured Asset Securities Corp. 98-RF1 (b) .........    8.72 (c)   04/15/27       329,306         361,736
Structured Mortgage Asset Residential Trust 92-10A ...    7.50       11/25/08       123,763         127,400
Structured Mortgage Asset Residential Trust 93-5A ....    8.57 (c)   06/25/24        42,547          46,149
TMS Home Equity Trust 93-D ...........................    5.68       02/15/09        19,890          19,877
TMS Home Equity Trust 96-B ...........................    1.74 (c)   10/15/27        63,991          64,328
TMS Home Equity Trust 96-C ...........................    7.69       05/15/24        82,157          82,462
TMS Home Equity Trust 97-A ...........................    7.24       05/15/27       165,761         170,635
TMS Home Equity Trust 97-C ...........................    6.95       01/15/39       350,000         365,255
UCFC Home Equity Loan 96-C1 ..........................    7.83       01/15/28       405,000         404,734
UCFC Home Equity Loan 98-A ...........................    6.49       04/15/24       427,773         437,306
UCFC Home Equity Loan 98-B ...........................    6.27       11/15/24       500,000         517,814
UCFC Home Equity Loan 98-C1 ..........................    5.96       05/15/20       214,323         214,971
UCFC Manufactured Housing Contract 98-2 A2 ...........    6.08       02/15/15        67,672          68,729
UCFC Manufactured Housing Contract 98-2 A3 ...........    6.16       08/15/19     2,900,000       3,064,621
Wells Fargo 00-1 .....................................    7.00       05/25/30        81,305          83,214
Wells Fargo 01-33 ....................................    6.25       12/25/16       307,953         316,987
------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities
      (Cost $37,162,359) .............................                                           37,842,159
------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                        INTEREST     MATURITY      FACE
                                                          RATE         DATE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(17.5% OF PORTFOLIO)
Federal Farm Credit Bank .............................    2.49%      04/07/05   $ 2,250,000    $  2,254,922
Federal Farm Credit Bank .............................    3.42       12/02/05     1,275,000       1,275,000
Federal Farm Credit Bank .............................    3.38       03/20/06     1,550,000       1,555,279
Federal Farm Credit Bank .............................    5.27       09/05/06     1,000,000       1,025,925
Federal Farm Credit Bank .............................    3.80       10/03/06     1,750,000       1,750,122
Federal Farm Credit Bank .............................    3.50       10/03/06       120,000         120,635
Federal Farm Credit Bank .............................    5.00       01/22/07     2,000,000       2,129,258
Federal Home Loan Bank ...............................    2.38       04/14/05     1,250,000       1,254,062
Federal Home Loan Bank ...............................    3.56       03/10/06       275,000         275,894
Federal Home Loan Bank ...............................    4.39       11/13/06     1,200,000       1,231,752
Federal Home Loan Bank ...............................    5.24       06/04/07       425,000         432,235
Federal Home Loan Bank ...............................    5.10       06/19/07       500,000         509,013
Federal Home Loan Bank ...............................    4.38       08/15/07     5,500,000       5,600,474
Federal Home Loan Bank ...............................    5.75       09/26/11       220,086         221,178
Federal Home Loan Mortgage Corp. .....................    2.45       07/15/05     2,000,000       2,005,300
Federal Home Loan Mortgage Corp. .....................    4.00       11/21/07     2,100,000       2,106,987
Federal National Mortgage Assn. ......................    2.50       12/13/04     2,350,000       2,355,565
Federal National Mortgage Assn. ......................    4.65       06/26/06     1,250,000       1,268,874
Federal National Mortgage Assn. ......................    3.15       06/30/06     2,550,000       2,570,150
Federal National Mortgage Assn. ......................    3.61       09/26/06     1,500,000       1,506,532
Federal National Mortgage Assn. ......................    6.00       05/25/08        10,756          10,888
Overseas Private Investment Corp. ....................    0.00 (e)   05/15/06     1,350,000       1,516,037
Smith Enron, Shipbuilding ............................    5.97       12/15/06       333,000         353,756
U.S. Treasury Note ...................................    5.88       11/15/04     2,375,000       2,565,093
------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations
      (Cost $35,323,494) .............................                                           35,894,931
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (6.8% OF PORTFOLIO)
Duke Energy Corp. ....................................    1.57       01/28/03     4,000,000       3,995,290
Duke Energy Corp. ....................................    1.55       01/29/03     5,000,000       4,993,972
Northern Illinois Gas Co. ............................    1.50       01/16/03     5,000,000       4,996,875
------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $13,986,137) ......                                           13,986,137
------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2002

                                                                     INTEREST
                                                                       RATE               VALUE
----------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (3.0% OF PORTFOLIO)
SSgA Money Market Fund ............................................    1.10% (f)      $         840
SSgA Prime Money Market Fund ......................................    1.20 (f)           6,266,000
----------------------------------------------------------------------------------------------------
      Total Money Market Accounts (Cost $6,266,840) ...............                       6,266,840
----------------------------------------------------------------------------------------------------
      TOTAL INVESTMENTS IN SECURITIES (COST $201,482,398) - 100% ..                   $ 205,794,513
====================================================================================================

(a) Zero coupon security, purchased at a discount.
(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $20,819,639 and represents 10.1% of net assets.
(c) Variable coupon rate as of December 31, 2002.
(d) Step coupon security, the current rate is fixed to maturity date.
(e) Zero coupon security, security accretes to a premium "put" price at specified dates.
(f) 7-day yield at December 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                     COST               VALUE
--------------------------------------------------------------------------------
Investment in Equity 500 Index Portfolio .......  $32,626,295        $20,700,096
================================================================================

Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by Deutsche Asset Management. As of December 31, 2002, the Stock Index Fund's ownership interest in the Equity 500 Index Portfolio was 0.882%. Complete details relating to the investments of the Equity 500 Index Portfolio, along with the Portfolio's audited financial statements, can be found in Appendix A and should be considered an integral part of these financial statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                SHARES        VALUE
--------------------------------------------------------------------
COMMON STOCKS (95.2% of portfolio)
BASIC INDUSTRIES - 10.5%
Chemicals
  Avery Dennison Corp. .................       162,600   $ 9,931,608
Forest Products
  Pope & Talbot, Inc. ..................        35,600       507,656
Packaging/Containers
  Bemis Co., Inc. ......................       266,800    13,241,284
  Pactiv Corp. (a) .....................       301,200     6,584,232
--------------------------------------------------------------------
        Total Basic Industries .........                  30,264,780
--------------------------------------------------------------------

CAPITAL GOODS - 9.7%
Distribution/Wholesale
  Applied Industrial Technologies, Inc.        181,125     3,423,262
  Hughes Supply, Inc. ..................       163,000     4,453,160
Industrial Machinery
  Flowserve Corp. (a) ..................       247,000     3,653,130
  Parker-Hannifin Corp. ................       156,975     7,241,257
Manufacturing - Diverse
  Honeywell International Inc. .........        10,000       240,000
  Tyco International Ltd. ..............       514,000     8,779,120
--------------------------------------------------------------------
        Total Capital Goods ............                  27,789,929
--------------------------------------------------------------------

CONSUMER DURABLE GOODS - 11.9%
Auto Light Trucks
  Ford Motor Co. .......................       500,000     4,650,000
Auto Parts
  Delphi Automotive Systems Corp. ......       647,000     5,208,350
  Genuine Parts Co. ....................       400,400    12,332,320
Household Appliances & Furnishings
  Maytag Corp. .........................       271,400     7,734,900
Office Supplies
  Office Depot, Inc. (a) ...............       302,000     4,457,520
--------------------------------------------------------------------
        Total Consumer Durable Goods ...                  34,383,090
--------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 14.8%
Drugs & Health Care
  Abbott Laboratories ..................       209,000     8,360,000
  Bristol Myers Squibb Co. .............       381,000     8,820,150
  Schering-Plough Corp. ................       320,000     7,104,000

Food Processing
  J.M. Smucker Co. .....................       148,853   $ 5,925,838
Retail
  Longs Drug Stores Corp. ..............       149,700     3,104,778
  May Department Stores, Inc. ..........       376,250     8,646,225
  Ruddick Corp. ........................        43,100       590,039
--------------------------------------------------------------------
        Total Consumer Non-Durable Goods                  42,551,030
--------------------------------------------------------------------

CONSUMER SERVICES - 4.2%
Restaurants
  Wendy's International, Inc. ..........       445,200    12,051,564
--------------------------------------------------------------------
        Total Consumer Services ........                  12,051,564
--------------------------------------------------------------------

ENERGY - 13.0%
Oil Companies - Integrated
  BP Amoco PLC .........................       172,352     7,006,109
  ChevronTexaco Corp. ..................       100,000     6,648,000
  ConocoPhillips .......................       153,000     7,403,670
  USX-Marathon Group ...................       300,000     6,387,000
Oil Well Services & Equipment
  Baker Hughes, Inc. ...................       127,000     4,088,130
  Transocean Sedco Forex Inc. (a) ......       249,000     5,776,800
--------------------------------------------------------------------
        Total Energy ...................                  37,309,709
--------------------------------------------------------------------

FINANCE - 20.6%
Banks
  Bank of America Corp. ................       205,100    14,268,807
  Bank One Corp. .......................        82,000     2,997,100
  Citigroup, Inc. ......................       210,100     7,393,419
  Commerce Bancshares, Inc. ............       100,825     3,961,414
  J. P. Morgan, Chase & Co. ............       477,600    11,462,400
Commercial Lending & Leasing
  CIT Group Inc. .......................       199,000     3,900,400
Insurance
  Allstate Corp. .......................       140,000     5,178,600
  Chubb Corp. ..........................       111,000     5,794,200
  Principal Financial Group ............       142,800     4,302,564
--------------------------------------------------------------------
        Total Finance ..................                  59,258,904
--------------------------------------------------------------------

VALUE FUND

DECEMBER 31, 2002


                                                            SHARES/
                                                          FACE AMOUNT         VALUE
------------------------------------------------------------------------------------
COMMON STOCKS - continued
GENERAL BUSINESS - 0.9%
Commercial Printing
  R.R. Donnelley & Sons Co. ..........................        121,700     $2,649,409
------------------------------------------------------------------------------------
        Total General Business .......................                     2,649,409
------------------------------------------------------------------------------------

TECHNOLOGY - 0.9%
Computer Hardware
  Hewlett-Packard Co. ................................        159,000      2,760,240
------------------------------------------------------------------------------------
        Total Technology .............................                     2,760,240
------------------------------------------------------------------------------------

TRANSPORTATION - 3.6%
Air Travel
  Southwest Airlines Co. .............................        740,000     10,286,000
------------------------------------------------------------------------------------
        Total Transportation .........................                    10,286,000
------------------------------------------------------------------------------------

UTILITIES - 5.1%
Gas & Pipeline
  Questar Corp. ......................................        339,900      9,456,018
Telephone
  BellSouth Corp .....................................        207,000      5,355,090
------------------------------------------------------------------------------------
        Total Utilities ..............................                    14,811,108
------------------------------------------------------------------------------------
        Total Common Stock (Cost $216,502,215) .......                   274,115,763
------------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (4.8% of portfolio)
SSgA Money Market Fund, 1.10% (b) ....................                           446
SSgA Prime Money Market Fund, 1.20% (b) ..............                    13,845,000
------------------------------------------------------------------------------------
        Total Money Market Accounts (Cost $13,845,446)                    13,845,446
------------------------------------------------------------------------------------
        TOTAL INVESTMENTS IN SECURITIES
           (Cost $230,347,661) - 100% ................                  $287,961,209
====================================================================================

(a) Non-income producing.
(b) 7-day yield at December 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


                                              SHARES      VALUE
----------------------------------------------------------------
COMMON STOCKS (91.3% of portfolio)
BASIC INDUSTRIES - 3.3%
Packaging/Containers
  Pactiv Corp. (a) .....................      30,000   $ 655,800
----------------------------------------------------------------
        Total Basic Industries .........                 655,800
----------------------------------------------------------------

CAPITAL GOODS - 32.5%
Aerospace & Defense
  Triumph Group, Inc. (a) ..............      23,900     763,366
Chemicals - Specialty
  Crompton Corp. .......................      55,000     327,250
Distribution/Wholesale
  Applied Industrial Technologies, Inc.       20,200     381,780
  Hughes Supply, Inc. ..................      23,200     633,824
Industrial Machinery
  Flowserve Corp. (a) ..................      28,500     421,515
  Manitowoc Co., Inc. ..................      31,000     790,500
  Regal-Beloit Corp. ...................      43,500     900,450
Manufacturing - Diverse
  Carlisle Companies, Inc. .............      19,000     786,220
  CLARCOR, Inc. ........................      28,100     906,787
  Standex International Corp. ..........      19,500     464,880
----------------------------------------------------------------
        Total Capital Goods ............               6,376,572
----------------------------------------------------------------

CONSUMER DURABLE GOODS - 4.2%
Auto Parts
  Cooper Tire & Rubber Co. .............      37,800     579,852
Housewares
  Oneida Ltd. ..........................      21,700     239,351
----------------------------------------------------------------
        Total Consumer Durable Goods ...                 819,203
----------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 13.7%
Cosmetics & Toiletries
  Alberto Culver Co. (Class A) .........      14,000     680,260
Food Processing
  J.M. Smucker Co. .....................      10,868     432,655
Retail
  Charming Shoppes, Inc. (a) ...........      42,000     175,560
  Claire's Stores, Inc. ................      36,000     794,520
Longs Drug Stores, Corp. ...............      28,900   $ 599,386
----------------------------------------------------------------
        Total Consumer Non-Durable Goods               2,682,381
----------------------------------------------------------------

CONSUMER SERVICES - 4.1%
Restaurants
  CBRL Group, Inc. .....................      27,100     816,523
----------------------------------------------------------------
        Total Consumer Services ........                 816,523
----------------------------------------------------------------

ENERGY - 4.9%
Oil Company - Exploration & Production
  Cimarex Energy Co. ...................      13,552     242,581
Oil Well Services & Equipment
  Helmerich & Payne, Inc. ..............      25,500     711,705
----------------------------------------------------------------
        Total Energy ...................                 954,286
----------------------------------------------------------------

FINANCE - 13.7%
Banks
  American National Bankshares Inc. ....       4,000     104,000
  Astoria Financial Corp. ..............      20,000     543,000
  City Bank ............................      15,707     388,748
  National Bankshares Inc. (Virginia) ..      17,700     544,894
  Southern Financial Bancorp Inc. ......      13,500     406,350
  Valley National Bancorp ..............      26,281     693,030
----------------------------------------------------------------
        Total Finance ..................               2,680,022
----------------------------------------------------------------

GENERAL BUSINESS - 9.5%
Business Services
  American Management Systems, Inc. (a)       36,500     437,635
Networking Products
  Cable Design Technologies (a) ........      62,500     368,750
Electronic Components
  Vishay Intertechnology, Inc. (a) .....      70,000     782,600
Office Automation & Equipment
  Ikon Office Solutions Inc. ...........      37,500     268,125
----------------------------------------------------------------
        Total General Business .........               1,857,110
----------------------------------------------------------------

SMALL-COMPANY STOCK FUND

DECEMBER 31, 2002


                                                          SHARES/
                                                        FACE AMOUNT      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
UTILITIES - 5.4%
Gas & Pipeline
  Questar Corp. ....................................        38,300   $ 1,065,506
--------------------------------------------------------------------------------
        Total Utilities ............................                   1,065,506
--------------------------------------------------------------------------------
        Total Common Stock (Cost $17,516,306) ......                  17,907,403
--------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (8.7% of PORTFOLIO)
SSgA Money Market Fund, 1.10% (b) ..................                     735,967
SSgA Prime Money Market Fund,
  1.20% (b) ........................................                     969,000
--------------------------------------------------------------------------------
        Total Money Market Account (Cost $1,704,967)                   1,704,967
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
        (COST $19,221,273) - 100% ..................                 $19,612,370
================================================================================


(a) Non-income producing.
(b) 7-day yield at December 31, 2002.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


                                                                     COST            VALUE
---------------------------------------------------------------------------------------------
Investment in MSCI(R) EAFE(R) Index Portfolio                      $1,662,798      $1,502,860
=============================================================================================

Substantially all of the assets of the International Stock Index Fund are invested in the MSCI(R) EAFE(R) Portfolio managed by SSgA. As of December 31, 2002, the International Stock Index Fund's ownership interest in the MSCI(R) EAFE(R) Portfolio was 1.890%. Complete details relating to the investments of the MSCI(R) EAFE(R) Portfolio, along with the Portfolio's audited financial statements, can be found in Appendix B and should be considered an integral part of these financial statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


                                                               SHARES      VALUE
----------------------------------------------------------------------------------
EXCHANGE TRADED FUND (99.6% OF PORTFOLIO)
Nasdaq-100 Index Tracking Stock(SM).....................       73,110   $1,781,691
----------------------------------------------------------------------------------
        Total Exchange Traded Fund (Cost $2,500,614) ...                $1,781,691
----------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (0.4% OF PORTFOLIO)
SSgA Money Market Fund, 1.10% (a) ......................                     7,837
----------------------------------------------------------------------------------
        Total Money Market Account (Cost $7,837) .......                     7,837
----------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $2,508,451) - 100%                $1,789,528
==================================================================================

(a) 7-day yield at December 31, 2002.

As of December 31, 2002, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2002

                                                                                             SHORT-TERM
                                                                           DAILY INCOME      GOVERNMENT       SHORT-TERM
                                                                               FUND        SECURITIES FUND     BOND FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $78,105,655; $38,058,900;
  $201,482,398; $32,626,295; $230,347,661; $19,221,273;
  $1,622,798; $2,508,451) .............................................   $  78,105,655    $  38,986,560    $ 205,794,513
Receivables
  Dividends and interest ..............................................         342,645          247,168        1,985,998
  Capital shares sold .................................................          25,748              238           16,547
  Due from RE Advisers ................................................            --               --               --
Prepaid expenses ......................................................          10,422            5,054           15,944
-------------------------------------------------------------------------------------------------------------------------
Total assets ..........................................................      78,484,470       39,239,020      207,813,002
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
  Investment securities purchased .....................................         135,677             --          5,972,370
  Accrued expenses ....................................................          47,285           32,718           80,660
  Due to RE Advisers ..................................................          58,810           23,979          155,506
  Capital shares redeemed .............................................       2,194,681             --             52,025
  Dividends ...........................................................           1,436            5,103           65,201
-------------------------------------------------------------------------------------------------------------------------
Total liabilities .....................................................       2,437,889           61,800        6,325,762
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................   $  76,046,581    $  39,177,220    $ 201,487,240
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments .................   $        --      $     927,660    $   4,312,115
Undistributed net income (loss) .......................................            --               --               --
Undistributed net realized gain (loss) from investments
  and futures transactions ............................................         (18,118)         (19,894)        (362,100)
Paid-in-capital applicable to outstanding shares of 76,064,699 of Daily
  Income Fund, 7,509,672 of Short-Term Government Securities Fund,
  38,026,602 of Short-Term Bond Fund, 3,151,709 of Stock Index Fund,
  13,048,660 of Value Fund, 1,867,371 of Small-Company Stock Fund,
  236,096 of International Stock Index Fund, and 523,290 of
  Nasdaq-100 Index Tracking Stock(SM) Fund ............................      76,064,699       38,269,454      197,537,225
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................   $  76,046,581    $  39,177,220    $ 201,487,240
=========================================================================================================================
NET ASSET VALUE PER SHARE .............................................   $        1.00    $        5.22    $        5.30
=========================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2002


                                        SMALL-        INTERNATIONAL       NASDAQ-100
  STOCK INDEX         VALUE            COMPANY         STOCK INDEX      INDEX TRACKING
      FUND             FUND           STOCK FUND           FUND         STOCK(SM) FUND
--------------------------------------------------------------------------------------
$  20,700,096     $ 287,961,209     $  19,612,370     $   1,502,860     $   1,789,528

         --             417,329            16,822              --                   8
       16,868         2,304,029             6,219               112               343
         --                --                --               3,505             2,534
        6,548            21,384             3,837             6,717             6,775
--------------------------------------------------------------------------------------
   20,723,512       290,703,951        19,639,248         1,513,194         1,799,188
--------------------------------------------------------------------------------------


         --                --                --                --               5,042
       83,468           166,005            33,316            18,900            15,315
        7,224           260,848            19,562              --                --
         --              30,329              --                --                --
        1,055            39,384                 3               145              --
--------------------------------------------------------------------------------------
       91,747           496,566            52,881            19,045            20,357
--------------------------------------------------------------------------------------
$  20,631,765     $ 290,207,385     $  19,586,367     $   1,494,149     $   1,778,831
======================================================================================


$ (11,926,199)    $  57,613,548     $     391,097     $    (159,938)    $    (718,923)
         --                --                --                 697              --

  (11,592,710)       (1,823,959)         (139,251)          (21,868)         (270,068)



   44,150,674       234,417,796        19,334,521         1,675,258         2,767,822
--------------------------------------------------------------------------------------
$  20,631,765     $ 290,207,385     $  19,586,367     $   1,494,149     $   1,778,831
======================================================================================
$        6.55     $       22.24     $       10.49     $        6.33     $        3.40
======================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                         SHORT-TERM
                                                        DAILY INCOME     GOVERNMENT        SHORT-TERM
                                                             FUND      SECURITIES FUND     BOND FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ..........................................    $ 1,455,365     $ 1,367,521     $ 9,713,573
  Dividends .........................................           --              --              --
  Allocated from Master
        Income ......................................           --              --              --
        Expense .....................................           --              --              --
-----------------------------------------------------------------------------------------------------
Total income ........................................      1,455,365       1,367,521       9,713,573
-----------------------------------------------------------------------------------------------------

Expenses
  Management fees ...................................        357,466         160,258       1,133,356
  Shareholder servicing .............................         86,442          46,168         115,525
  Custodian and accounting fees .....................         47,966          49,537         116,413
  Legal and audit fees ..............................         18,569          13,257          47,585
  Registration expense ..............................         16,998          15,482          26,537
  Printing ..........................................         16,863           8,427          43,537
  Communication .....................................         11,864           5,708          21,271
  Directors' fees ...................................          7,819           3,919          20,743
  Insurance .........................................          5,059           2,428          12,921
  Other expenses ....................................          3,044             521           2,041
  Administration fees ...............................           --              --              --
-----------------------------------------------------------------------------------------------------
Total expenses ......................................        572,090         305,705       1,539,929
-----------------------------------------------------------------------------------------------------

Less fees waived and expenses
  reimbursed by RE Advisers .........................           --           (38,814)       (124,101)
-----------------------------------------------------------------------------------------------------
Net expenses ........................................        572,090         266,891       1,415,828
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ........................        883,275       1,100,630       8,297,745
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .............        (18,118)          2,383          51,166
Net change in unrealized appreciation (depreciation)            --           568,751       1,434,249
=====================================================================================================
NET GAIN (LOSS) ON INVESTMENTS ......................        (18,118)        571,134       1,485,415
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    $   865,157     $ 1,671,764     $ 9,783,160
=====================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

                                       SMALL-        INTERNATIONAL       NASDAQ-100
   STOCK INDEX        VALUE           COMPANY         STOCK INDEX      INDEX TRACKING
      FUND             FUND          STOCK FUND           FUND         STOCK(SM) FUND
------------------------------------------------------------------------------------
$       --       $    366,816     $     36,820     $       --       $        388
        --          6,532,336 (a)      239,059             --                 92

     354,898             --               --             21,720             --
     (11,080)            --               --             (1,579)            --
------------------------------------------------------------------------------------
     343,818        6,899,152          275,879           20,141              480
------------------------------------------------------------------------------------

        --          1,882,085          159,583             --              4,019
      72,317          348,672           65,865           24,682           28,159
      50,000           81,869           37,535           23,772           25,951
      10,041           77,929            6,876            5,372            2,900
      14,394           41,482           12,758           13,406           14,115
       5,557           78,555            5,179              514              685
       8,557           59,582            7,464            1,595            1,910
       2,394           37,280            2,137              125              182
       1,724           26,321            1,027               37               99
         935            7,358              862               95              142
      54,748             --               --              2,629             --
------------------------------------------------------------------------------------
     220,667        2,641,133          299,286           72,227           78,162
------------------------------------------------------------------------------------

     (67,670)            --            (18,025)         (58,064)         (54,052)
------------------------------------------------------------------------------------
     152,997        2,641,133          281,261           14,163           24,110
------------------------------------------------------------------------------------
     190,821        4,258,019           (5,382)           5,978          (23,630)
------------------------------------------------------------------------------------

  (2,815,072)      (1,823,959)        (121,810)         (58,060)         (58,941)
  (3,166,191)     (42,039,063)        (765,420)        (134,422)        (687,815)
------------------------------------------------------------------------------------
  (5,981,263)     (43,863,022)        (887,230)        (192,482)        (746,756)
------------------------------------------------------------------------------------
$ (5,790,442)    $(39,605,003)    $   (892,612)    $   (186,504)    $   (770,386)
====================================================================================


(a) Net of foreign taxes withheld of $27,459.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  SHORT-TERM
                                                                                  GOVERNMENT                    SHORT-TERM
                                             DAILY INCOME FUND                  SECURITIES FUND                  BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                            2002            2001            2002              2001           2002            2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ...........    $    883,275   $   2,390,721    $   1,100,630     $  1,430,274    $  8,297,745    $  8,578,030
Net realized gain (loss)
  on investments ................         (18,118)           --              2,383           30,525          51,166         (25,384)
Net change in unrealized
  appreciation (depreciation) ...            --              --            568,751          282,917       1,434,249       2,401,322
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
  from operations ...............         865,157       2,390,721       1,671,764        1,743,716       9,783,160      10,953,968
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...........        (883,275)     (2,390,721)     (1,122,907)      (1,430,274)     (8,370,509)     (8,578,030)
Net realized gain
  on investments ................            --              --              --            (30,525)           --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions
  to shareholders ...............        (883,275)     (2,390,721)     (1,122,907)      (1,460,799)     (8,370,509)     (8,578,030)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET .       9,860,484       2,502,939       6,358,730        3,873,790      29,139,604      20,431,325
  (See Note 6)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS .................       9,842,366       2,502,939       6,907,587        4,156,707      30,552,255      22,807,263

NET ASSETS
Beginning of period .............      66,204,215      63,701,276      32,269,633       28,112,926     170,934,985     148,127,722
----------------------------------------------------------------------------------------------------------------------------------
End of period ...................    $ 76,046,581   $  66,204,215   $  39,177,220     $ 32,269,633    $201,487,240    $170,934,985
==================================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS



            STOCK INDEX                                                         SMALL-COMPANY
                FUND                             VALUE FUND                       STOCK FUND
----------------------------------------------------------------------------------------------------


         2002             2001             2002             2001             2002             2001
----------------------------------------------------------------------------------------------------
$     190,821    $     145,329    $   4,258,019    $   4,162,497    $      (5,382)   $      28,312

   (2,815,072)        (189,096)      (1,823,959)      13,448,249         (121,810)         134,005

   (3,166,191)      (3,217,201)     (42,039,063)       1,306,169         (765,420)       1,142,176
----------------------------------------------------------------------------------------------------

   (5,790,442)      (3,260,968)     (39,605,003)      18,916,915         (892,612)       1,304,493
----------------------------------------------------------------------------------------------------

     (193,419)        (145,329)      (4,258,268)      (4,162,497)            (187)         (28,312)

         --               --            (12,853)     (13,148,848)            --               --
----------------------------------------------------------------------------------------------------

     (193,419)        (145,329)      (4,271,121)     (17,311,345)            (187)         (28,312)
----------------------------------------------------------------------------------------------------
    3,275,409          532,626       (1,031,931)      (3,262,770)       6,957,062        1,612,876
----------------------------------------------------------------------------------------------------

   (2,708,452)      (2,873,671)     (44,908,055)      (1,657,200)       6,064,263        2,889,057

   23,340,217       26,213,888      335,115,440      336,772,640       13,522,104       10,633,047
----------------------------------------------------------------------------------------------------
$  20,631,765    $  23,340,217    $ 290,207,385    $ 335,115,440    $  19,586,367    $  13,522,104
====================================================================================================

           INTERNATIONAL                          NASDAQ-100
            STOCK INDEX                         INDEX TRACKING
                FUND                            STOCK(SM) FUND
----------------------------------------------------------------------
                      PERIOD ENDED                       PERIOD ENDED
                       DECEMBER 31,                       DECEMBER 31,
          2002             2001*             2002             2001*
----------------------------------------------------------------------
 $       5,978    $        (543)    $     (23,630)   $     (10,611)

       (58,060)         (25,367)          (58,941)        (211,127)

      (134,422)         (25,516)         (687,815)         (31,108)
----------------------------------------------------------------------

      (186,504)         (51,426)         (770,386)        (252,846)
----------------------------------------------------------------------

       (11,823)            --                --               --

          (773)            --                --               --
----------------------------------------------------------------------

       (12,596)            --                --               --
----------------------------------------------------------------------
     1,269,737          474,938         1,266,841        1,535,222
----------------------------------------------------------------------

     1,070,637          423,512           496,455        1,282,376

       423,512             --           1,282,376             --
----------------------------------------------------------------------
 $   1,494,149    $     423,512     $   1,778,831    $   1,282,376
======================================================================

* For the period beginning January 22, 2001 (inception date) to December 31,
2001.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                               YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                       2002           2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $   1.00       $   1.00       $     1.00       $     1.00        $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income ........................       0.01           0.04(a)          0.06(a)          0.04(a)           0.05(a)
  Net realized and unrealized gain (loss)
        on investments .........................       --             --                --               --                --
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations .............       0.01           0.04             0.06             0.04              0.05
---------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ........................      (0.01)         (0.04)           (0.06)           (0.04)            (0.05)
  Net realized gain ............................       --             --                --               --                --
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions ..........................      (0.01)        (0.04)            (0.06)           (0.04)            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................   $   1.00       $   1.00       $     1.00       $     1.00        $     1.00
=================================================================================================================================
TOTAL RETURN ...................................       1.25%          3.65%(a)         5.76%(a)         4.56%(a)          4.91%(a)
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............   $ 76,047       $ 66,204          $63,701          $63,734           $58,577
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............       0.80%          0.84%            0.86%            0.84%             0.87%
Ratio of net investment income to
  average net assets ...........................       1.24%          3.58%(a)         5.62%(a)         4.47%(a)          4.80%(a)
Ratio of net expenses to average net assets ....       0.80%          0.80%(a)         0.80%(a)         0.80%(a)          0.80%(a)


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                            YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------
                                                         2002           2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $     5.14     $     5.08     $     5.00     $     5.09     $     5.07
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ....................         0.16           0.25           0.26           0.23           0.25
  Net realized and unrealized gain (loss)
        on investments .........................         0.08           0.06           0.08          (0.09)          0.02
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations .............         0.24           0.31           0.34           0.14           0.27
-------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ........................        (0.16)         (0.25)         (0.26)         (0.23)         (0.25)
  Net realized gain ............................         --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions ..........................        (0.16)         (0.25)         (0.26)         (0.23)         (0.25)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................   $     5.22     $     5.14     $     5.08     $     5.00     $     5.09
=========================================================================================================================
TOTAL RETURN (a) ...............................         4.82%          6.19%          7.04%          2.88%          5.51%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............   $   39,177     $   32,270     $   28,113     $   34,459     $   23,930
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............         0.86%          0.92%          0.88%          0.86%          1.03%
Ratio of net investment income to
  average net assets (a) .......................         3.09%          4.74%          5.21%          4.63%          5.00%
Ratio of net expenses to average net assets (a)          0.75%          0.75%          0.75%          0.75%          0.75%
Portfolio turnover rate ........................           40%            52%            18%             9%            57%


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                                YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $      5.26     $      5.18     $      5.09     $      5.21     $      5.18
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ....................          0.23            0.28            0.30            0.28            0.29
  Net realized and unrealized gain (loss)
        on investments .........................          0.04            0.08            0.09           (0.12)           0.03
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations .............          0.27            0.36            0.39            0.16            0.32
------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ........................         (0.23)          (0.28)          (0.30)          (0.28)          (0.29)
  Net realized gain ............................          --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions ..........................         (0.23)          (0.28)          (0.30)          (0.28)          (0.29)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................   $      5.30     $      5.26     $      5.18     $      5.09     $      5.21
==============================================================================================================================
TOTAL RETURN (a) ...............................          5.33%           7.13%           7.84%           3.21%           6.40%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............   $   201,487     $   170,935     $   148,128     $   171,694     $   146,350
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............          0.82%           0.83%           0.87%           0.83%           0.84%
Ratio of net investment income to
  average net assets (a) .......................          4.39%           5.36%           5.81%           5.48%           5.53%
Ratio of net expenses to average net assets (a)           0.75%           0.75%           0.75%           0.75%           0.75%
Portfolio turnover rate ........................            72%             68%             22%             37%             62%

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                                OCTOBER 28, 1999
                                                               YEAR ENDED DECEMBER 31,          (INCEPTION DATE)
                                                   ------------------------------------------   TO DECEMBER 31,
                                                         2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $     8.55     $     9.84     $    10.96     $    10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ....................         0.52           0.05           0.06           0.01
  Net realized and unrealized gain
        on investments .........................        (2.00)         (1.29)         (1.12)          0.96
----------------------------------------------------------------------------------------------------------------
  Total from investment operations .............        (1.48)         (1.24)         (1.06)          0.97
----------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ........................        (0.52)         (0.05)         (0.06)         (0.01)
  Net realized gain ............................         --             --             --             --
----------------------------------------------------------------------------------------------------------------
  Total distributions ..........................        (0.52)         (0.05)         (0.06)         (0.01)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................   $     6.55     $     8.55     $     9.84     $    10.96
================================================================================================================
TOTAL RETURN (a) ...............................       (22.69)%       (12.55)%        (9.68)%         9.65% (b)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............   $   20,632     $   23,340     $   26,214     $    8,311
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............         1.06%          1.10%           N/A            N/A
Ratio of net investment income to
  average net assets (a) .......................         0.87%          0.61%          0.65%          0.54% (c)
Ratio of net expenses to average net assets (a)          0.75%          0.75%          0.59%          0.72% (c)
Portfolio turnover rate (d) ....................          N/A            N/A            N/A            N/A

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.
(d) See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------------
                                                 2002            2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ....   $     25.50     $     25.38     $     23.53     $     26.50     $     25.50
----------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income ...............          0.33            0.33            0.39            0.41            0.40
  Net realized and unrealized gain
        on investments ................         (3.26)           1.17            1.85           (1.23)           1.72
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations ....         (2.93)           1.50            2.24           (0.82)           2.12
----------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ...............         (0.33)          (0.33)          (0.39)          (0.41)          (0.40)
  Net realized gain ...................        -- (a)           (1.05)           --             (1.74)          (0.72)
----------------------------------------------------------------------------------------------------------------------
  Total distributions .................         (0.33)          (1.38)          (0.39)          (2.15)          (1.12)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ..........   $     22.24     $     25.50     $     25.38     $     23.53     $     26.50
======================================================================================================================
TOTAL RETURN ..........................        (11.56)%          5.90%           9.64%          (3.21)%          8.31%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...   $   290,207     $   335,115     $   336,773     $   406,302     $   449,002
Ratio of net investment income to
  average net assets ..................          1.35%           1.26%           1.58%           1.47%           1.52%
Ratio of expenses to average net assets          0.83%           0.85%           0.85%           0.74%           0.72%
Portfolio turnover rate ...............            29%             19%             18%             17%             10%


(a) Less than .01 per share.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                                                March 4, 1998
                                                                       Year Ended December 31,                (Inception Date)
                                                   -------------------------------------------------------    to December 31,
                                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $    10.55     $     9.51     $     8.32     $     8.85     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ....................         --             0.02           0.08           0.05           0.05
  Net realized and unrealized gain (loss)
        on investments .........................        (0.06)          1.04           1.19          (0.10)         (1.15)
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations .............        (0.06)          1.06           1.27          (0.05)         (1.10)
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ........................       -- (b)          (0.02)         (0.08)         (0.05)         (0.05)
  Net realized gain ............................         --             --             --            (0.43)          --
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions ..........................         --            (0.02)         (0.08)         (0.48)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................   $    10.49     $    10.55     $     9.51     $     8.32     $     8.85
=============================================================================================================================
TOTAL RETURN (a) ...............................        (0.57)%        11.17%         15.21%         (0.55)%        (11.02)% (c)
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............   $   19,586     $   13,522     $   10,633     $   10,637     $    7,562
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............         1.60%          1.94%          2.04%          2.02%          3.11% (d)
Ratio of net investment income (loss) to
  average net assets (a) .......................        (0.03)%         0.24%          0.87%          0.65%          1.04% (d)
Ratio of expenses to average net assets (a) ....         1.50%          1.50%          1.50%          1.50%          1.50% (d)
Portfolio turnover rate ........................           12%            20%            11%            23%            20% (d)


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Less than .01 per share.
(c) Aggregate total return for the period.
(d) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                JANUARY 22, 2001
                                                                (INCEPTION DATE)
                                                                TO DECEMBER 31,
                                                        2002          2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $    7.75     $   10.00
--------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ....................        0.48         (0.01)
  Net realized and unrealized gain
        on investments .........................       (1.36)        (2.24)
--------------------------------------------------------------------------------
  Total from investment operations .............       (0.88)        (2.25)
--------------------------------------------------------------------------------
Distributions
  Net investment income ........................       (0.51)         --
  Net realized gain ............................       (0.03)         --
--------------------------------------------------------------------------------
  Total distributions ..........................       (0.54)         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................   $    6.33     $    7.75
================================================================================
TOTAL RETURN (a) ...............................      (17.63)%      (22.50)% (b)
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............   $   1,494     $     424
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............        7.03%        17.79% (c)
Ratio of net investment income (loss) to
  average net assets (a) .......................        0.57%        (0.23)% (c)
Ratio of expenses to average net assets (a) ....        1.50%         1.50% (c)
Portfolio turnover rate (d) ....................         N/A           N/A


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.
(d) See Appendix B for the portfolio turnover of the MSCI(R) EAFE(R) Index Portfolio.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     JANUARY 22, 2001
                                                                     (INCEPTION DATE)
                                                                     TO DECEMBER 31,
                                                          2002            2001
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............     $    5.50       $   10.00
-------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ....................         (0.06)          (0.05)
  Net realized and unrealized gain
        on investments .........................         (2.04)          (4.45)
-------------------------------------------------------------------------------------
  Total from investment operations .............         (2.10)          (4.50)
-------------------------------------------------------------------------------------
Distributions
  Net investment income ........................           --               --
  Net realized gain ............................           --               --
-------------------------------------------------------------------------------------
  Total distributions ..........................           --               --
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................     $    3.40       $    5.50
=====================================================================================
TOTAL RETURN (a) ...............................        (38.18)%        (45.00)%(b)
=====================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............     $   1,779       $   1,282
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............          4.86%           5.96%(c)
Ratio of net investment income (loss) to
  average net assets (a) .......................         (1.47)%         (1.26)%(c)
Ratio of expenses to average net assets (a) ....          1.50%           1.50%(c)
Portfolio turnover rate ........................            32%            253%

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


                                1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Funds) currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio, which is registered under the Act as an open-end management investment company managed by Deutsche Asset Management, Inc. and is designed to replicate the returns of the S&P 500 Index. At December 31, 2002, the Stock Index Fund's investment was 0.882% of the Equity 500 Index Portfolio. The financial statements of this Portfolio are contained in Appendix A of this report and should be read in conjunction with the Stock Index Fund's financial statements.

The International Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the MSCI(R) EAFE(R) Index Portfolio (the "MSCI(R) Portfolio"), which is registered under the Act as an open-end management investment company managed by SSgA Funds Management, a subsidiary of State Street Bank. The MSCI(R) Portfolio is designed to replicate the returns of the Morgan Stanley Capital International Europe, Australasia, Far East Index. At December 31, 2002 the International Stock Index Fund's investment was 1.890% of the MSCI(R) Portfolio. The financial statements of the MSCI(R) Portfolio are contained in Appendix B of this report and should be read in conjunction with the International Stock Index Fund's financial statements.

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of December 31, 2002, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index(R). More information about the Nasdaq-100 Index Tracking Stock SM is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.

                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the Nasdaq system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio's financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS


The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the funds' own expenses which are accrued daily.

                        3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2002 was as follows:

                                   Ordinary        Long-Term         Total
Fund                                Income       Capital Gain    Distributions
--------------------------        ----------     ------------    -------------
Daily Income Fund                 $  883,275      $       --      $  883,275
Short-Term
   Government
   Securities Fund                $1,122,907      $       --      $1,122,907
Short-Term
   Bond Fund                      $8,370,509      $       --      $8,370,509
Stock Index Fund                  $  193,419      $       --      $  193,419
Value Fund                        $4,258,268      $   12,853      $4,271,121
Small-Company
   Stock Fund                     $      187      $       --      $      187
International Stock
   Index Fund                     $   11,823      $      773      $   12,596
Nasdaq-100 Index
   Tracking Stock(SM) Fund          $       --      $       --      $       --

The tax character of distributable earnings/(accumulated losses) at December 31, 2002 was as follows:

                      Undistributed                 Net Unrealized     Capital
                        Ordinary     Undistributed  Appreciation/       Loss
Fund                    Income       Realized Gain  Depreciation     Carryforward
-------------------   -------------  -------------  --------------  -------------
Daily Income Fund     $         --   $         --   $         --    $    (18,118)(1)
Short-Term
   Government
   Securities Fund    $         --   $         --   $    927,660    $    (19,894)(1)
Short-Term
   Bond Fund          $         --   $         --   $  4,312,115    $   (362,100)(2)
Stock Index Fund      $         --   $         --   $(11,925,599)   $(10,856,887)(3)
Value Fund            $         --   $         --   $ 56,513,437    $   (723,848)(1)
Small-Company
   Stock Fund         $         --   $         --   $    391,097    $   (139,251)(4)
International Stock
   Index Fund         $      2,503   $      3,193   $   (180,051)   $         --
Nasdaq-100
   Index Tracking
   Stock(SM) Fund       $         --   $         --   $   (888,291)   $    (69,284)(5)

(1)   Expires in 2010.

(2)   Short-Term Bond Fund: $315,037 expires in 2008 and $47,063 expires in
      2009.

(3) Stock Index Fund: $726,727 expires in 2008, $3,865,961 expires in 2009, $6,264,199 expires in 2010.

(4) Small-Company Stock Fund: $17,441 expires in 2008 and $121,810 expires in 2010.

(5) Nasdaq-100 Index Tracking Stock(SM) Fund: $50,439 expires in 2009 and $18,845 expires in 2010.

TAX BASIS UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DISTRIBUTIONS

At December 31, 2002, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized

NOTES TO FINANCIAL STATEMENTS


loss for all securities for which there was an excess of tax cost over value were as follows:

                                         Tax           Tax              Net
                        Tax           Unrealized    Unrealized      Unrealized
Fund                    Cost             Gain         (Loss)        Gain (Loss)
-----------------    ------------   -------------  ------------    ------------
Daily Income Fund    $ 78,105,655   $         --   $         --    $         --
Short-Term
   Government
   Securities Fund   $ 38,058,900   $    930,661   $     (3,001)   $    927,660
Short-Term
   Bond Fund         $201,482,398   $  4,485,018   $   (172,903)   $  4,312,115
Value Fund           $231,447,772   $ 63,957,972   $ (7,444,535)   $ 56,513,437
Small-Company
   Stock Fund        $ 19,221,273   $  2,867,982   $ (2,476,885)   $    391,097
Nasdaq-100
   Index Tracking
   Stock(SM) Fund    $  2,677,819   $         --   $   (888,291)   $   (888,291)

Net unrealized appreciation/(depreciation) of Stock Index Fund and International Fund's investment in the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, respectively, consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation).

POST OCTOBER LOSSES DEFERRED

Pursuant to federal income tax regulations applicable to investment companies, the Stock Index Fund and the International Stock Index Fund have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2002, $736,423, $6,753 and $31,416 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2003 for Stock Index Fund, International Stock Index Fund and Nasdaq-100 Index Tracking Stock(SM) Fund, respectively.

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the year ended December 31, 2002, were as follows:

                                                                      Proceeds
                                                  Purchases          from Sales
                                                ------------        ------------
Short-Term
   Government
   Securities Fund                              $  4,777,304        $  3,448,003
Short-Term
   Bond Fund                                    $105,228,216        $ 43,454,869
Value Fund                                      $ 91,835,520        $ 85,577,206
Small-Company
   Stock Fund                                   $  8,223,464        $  1,951,399
Nasdaq-100 Index
   Tracking Stock(SM) Fund                      $  1,758,202        $    510,283

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the year ended December 31, 2002, were as follows:

                                                                      Proceeds
                                                 Purchases           from Sales
                                                -----------          -----------
Short-Term
   Government
   Securities Fund                              $10,388,764          $ 7,873,716
Short-Term
   Bond Fund                                    $41,786,119          $29,790,000

                             5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation, an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates for the Funds are ..50% of average daily net assets for the Daily Income Fund, .45% of average daily net assets for the Short-Term Government Securities Fund, .60% of average daily net assets for the Short-Term Bond Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stock(SM) Fund.

With respect to the Stock Index Fund, an Administrative Services Agreement with RE Advisers Corporation has been contracted, whereby RE Advisers Corporation provides certain operating services. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the Stock Index Fund and Deutsche Asset Management, Inc. ("DeAM, Inc."), a management fee equal to .05% of the Stock Index Fund's average daily net assets is allocated to the Fund. Under an Accounting and Record-Keeping Agreement between the Stock Index Fund and DeAM, Inc., DeAM, Inc. receives a fee equal to .005% of average daily net assets or a minimum of $50,000.

With respect to the International Stock Index Fund, an Administrative Services Agreement with RE Advisers Corporation has been contracted, whereby RE Advisers Corporation provides certain operating services. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the International Stock Index Fund and State Street

NOTES TO FINANCIAL STATEMENTS


Master Funds, a management fee equal to .15% of the average daily net assets is allocated to the Fund.

The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund, the Short-Term Bond Fund, and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, & the Nasdaq-100 Index Tracking Stock(SM) Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the year ended December 31, 2002, amounted to $38,814 for the Short-Term Government Securities Fund, $124,101 for the Short-Term Bond Fund, and $18,025 for the Small-Company Stock Fund. For the Stock Index Fund, $54,748 of management fees were waived and $12,922 of operating expenses were reimbursed. For the International Stock Index Fund, $2,629 of management fees were waived and $55,435 of operating expenses were reimbursed. For the Nasdaq-100 Index Tracking Stock(SM) Fund, $4,019 of management fees were waived and $50,033 of operating expenses were reimbursed.

At December 31, 2002, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 15% of the International Stock Index Fund shares outstanding, 13% of the Small-Company Stock Fund shares outstanding, 4% of the Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund shares outstanding, 2% of the Daily Income Fund shares outstanding, 1% of the Value Fund shares outstanding and less than 1% of the Short-Term Government Securities Fund and Short-Term Bond Fund shares outstanding.

                              6. SUBSEQUENT EVENT

On November 20, 2002, the Homestead Stock Index Fund's Board of Directors voted to transfer the assets of the Stock Index Fund from the Equity 500 Index Portfolio managed by Deutsche Asset Management to the State Street Equity 500 Index Portfolio managed by SSgA Funds Management, Inc. The transfer is subject to shareholder approval of certain changes to the Fund's investment restrictions. The Board of Directors of the Fund made this decision because the fees and expenses of the Fund will be lower when the Fund is invested in the State Street Equity 500 Index Portfolio than they are in the Fund's current master portfolio. The transfer is expected to take place during the first quarter of 2003 and will be a transfer in kind.

                   7. CHANGE IN INDEPENDENT PUBLIC ACCOUNTANT

For the fiscal year ended December 31, 2000, Deloitte & Touche LLP ("Deloitte") served as the Homestead Funds' independent public accountant. Effective November 28, 2001, Deloitte resigned its position. PricewaterhouseCoopers LLP was approved as the Homestead Funds' independent public accountant by the Funds' Audit Committee and Board of Directors at the November 29, 2001 meeting. There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The Homestead Funds has received unqualified reports from its independent public accountants in connection with the audits of its financial statements for 2000 and 2001.

NOTES TO FINANCIAL STATEMENTS

                         8. CAPITAL SHARE TRANSACTIONS

As of December 31, 2002, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund. Transactions in capital shares were as follows:

                                                                                                                           NET
                                                                      REINVESTMENTS                                      INCREASE
                                                     SUBSCRIPTIONS    OF DIVIDENDS        TOTAL        REDEMPTIONS      (DECREASE)
                                                     -------------   --------------  -------------   --------------   -------------
YEAR ENDED DECEMBER 31, 2002
In Dollars
       Daily Income Fund ......................      $ 113,576,109   $     852,273   $ 114,428,382   ($104,567,898)   $   9,860,484
       Short-Term Government Securities Fund ..      $  12,421,058   $   1,056,821   $  13,477,879   ($  7,119,149)   $   6,358,730
       Short-Term Bond Fund ...................      $  50,993,554   $   7,596,032   $  58,589,586   ($ 29,449,982)   $  29,139,604
       Stock Index Fund .......................      $   8,274,757   $     192,428   $   8,467,185   ($  5,191,776)   $   3,275,409
       Value Fund .............................      $ 121,708,362   $   4,201,196   $ 125,909,558   ($126,941,489)   ($  1,031,931)
       Small-Company Stock Fund ...............      $  12,834,263   $         283   $  12,834,546   ($  5,877,484)   $   6,957,062
       International Stock Index Fund .........      $   1,406,545   $      12,450   $   1,418,995   ($    149,258)   $   1,269,737
       Nasdaq-100 Index Tracking Stock(SM) Fund      $   1,771,412              --   $   1,771,412   ($    504,571)   $   1,266,841

In Shares
       Daily Income Fund ......................        113,576,109         852,273     114,428,382    (104,567,898)       9,860,484
       Short-Term Government Securities Fund ..          2,405,683         204,443       2,610,126      (1,381,737)       1,228,389
       Short-Term Bond Fund ...................          9,688,131       1,441,933      11,130,064      (5,593,772)       5,536,292
       Stock Index Fund .......................          1,080,777          28,090       1,108,867        (688,025)         420,842
       Value Fund .............................          5,160,169         178,977       5,339,146      (5,431,331)         (92,185)
       Small-Company Stock Fund ...............          1,130,468              27       1,130,495        (544,768)         585,727
       International Stock Index Fund .........            199,696           1,967         201,663         (20,249)         181,414
       Nasdaq-100 Index Tracking Stock(SM) Fund            394,009              --         394,009        (103,848)         290,161

YEAR ENDED DECEMBER 31, 2001
In Dollars
       Daily Income Fund ......................      $  43,101,368   $   2,263,958   $  45,365,326   ($ 42,862,387)   $   2,502,939
       Short-Term Government Securities Fund ..      $   8,827,425   $   1,387,206   $  10,214,631   ($  6,340,841)   $   3,873,790
       Short-Term Bond Fund ...................      $  38,461,196   $   8,039,409   $  46,500,605   ($ 26,069,280)   $  20,431,325
       Stock Index Fund .......................      $   7,891,894   $     146,732   $   8,038,626   ($  7,506,000)   $     532,626
       Value Fund .............................      $  37,382,969   $  17,037,576   $  54,420,545   ($ 57,683,315)   ($  3,262,770)
       Small-Company Stock Fund ...............      $   3,299,760   $      28,550   $   3,328,310   ($  1,715,434)   $   1,612,876
       International Stock Index Fund* ........      $     634,010              --   $     634,010   ($    159,072)   $     474,938
       Nasdaq-100 Index Tracking Stock(SM) Fund*     $   3,893,125              --   $   3,893,125   ($  2,357,903)   $   1,535,222

In Shares
       Daily Income Fund ......................         43,101,368       2,263,958      45,365,326     (42,862,387)       2,502,939
       Short-Term Government Securities Fund ..          1,717,593         269,761       1,987,354      (1,234,973)         752,381
       Short-Term Bond Fund ...................          7,329,526       1,530,653       8,860,179      (4,969,897)       3,890,282
       Stock Index Fund .......................            870,894          17,253         888,147        (820,632)          67,515
       Value Fund .............................          1,453,176         665,163       2,118,339      (2,249,095)        (130,756)
       Small-Company Stock Fund ...............            337,709           2,716         340,425        (176,400)         164,025
       International Stock Index Fund* ........             75,672              --          75,672         (20,990)          54,682
       Nasdaq-100 Index Tracking Stock(SM) Fund*           613,415              --         613,415        (380,286)         233,129

----------

*     For the period beginning January 22, 2001 (inception date) to December 31,
      2001.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of The Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund (comprising The Homestead Funds, Inc., hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the periods presented on and prior to December 31, 2000 were audited by other independent accountants whose report dated February 19, 2001 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2003

Officers & Directors*:

INDEPENDENT DIRECTORS

                                           TERM OF
                                           OFFICE
                                           AND                                                 NUMBER OF
                         POSITION(S)       LENGTH                                              PORTFOLIOS
NAME, ADDRESS AND        HELD WITH         OF TIME        PRINCIPAL OCCUPATION(S)              OVERSEEN BY       OTHER DIRECTORSHIPS
DATE OF BIRTH            THE FUND          SERVED         DURING PAST FIVE YEARS               DIRECTOR          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Francis P. Lucier        Director,         1997-          Chairman, GlaxoSmithKline            8                 Not Applicable
4301 Wilson Boulevard,   Member of         present        Trust Investment Committee
Arlington, VA 22203      Audit                            (1995-present); Chairman and
10/1/27                  Committee                        Director, Hartland & Company
                                                          (1989-2002)
------------------------------------------------------------------------------------------------------------------------------------
James F. Perna           Director,         1990-          Partner, Krooth & Altman LLP         8                 Not Applicable
4301 Wilson Boulevard,   Chairman          present        (law firm) (1981-present)
Arlington, VA 22203      of the Board,
12/1/47                  Member of
                         Audit
                         Committee
------------------------------------------------------------------------------------------------------------------------------------
Anthony C. Williams      Director,         1990-          President, Homestead                 8                 Not Applicable
4301 Wilson Boulevard,   Member of         present        Funds, Inc. (1990-2000)
Arlington, VA 22203      Audit                            Director and President,
1/2/42                   Committee                        RE Advisers Corporation and
                                                          RE Investment Corporation
                                                          (1990-2000); Senior Vice
                                                          President of the Retirement,
                                                          Safety and Insurance
                                                          Department of NRECA
                                                          (1985-2000); Director,
                                                          Cooperative Benefit
                                                          Administrators, Inc.,
                                                          Electric Life Cooperative
                                                          Insurance Company and
                                                          Cooperative Insurance
                                                          Services, Inc. (1985-2000)
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

                                           TERM OF
                                           OFFICE
                                           AND                                                 NUMBER OF
                         POSITION(S)       LENGTH                                              PORTFOLIOS
NAME, ADDRESS AND        HELD WITH         OF TIME        PRINCIPAL OCCUPATION(S)              OVERSEEN BY       OTHER DIRECTORSHIPS
DATE OF BIRTH            THE FUND          SERVED         DURING PAST FIVE YEARS               DIRECTOR          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Peter R. Morris(3)       Director and      1990-          President and Director of            8                 RE Advisers,
4301 Wilson Boulevard,   President         present        RE Advisers; Vice President,                           RE Investment
Arlington, VA 22203                                       Secretary, and Director of
9/28/48                                                   RE Investment; Vice President
                                                          and Chief Investment Officer
                                                          of NRECA (1988-present)
------------------------------------------------------------------------------------------------------------------------------------
Anthony M. Marinello(1)  Director, Vice    1990-          Vice President, Cooperative          8                 Not Applicable
4301 Wilson Boulevard,   President         present        Network (2000-present);
Arlington, VA 22203                                       Executive Director of
4/13/46                                                   Marketing and Service
                                                          Operations of NRECA
                                                          (1988-2000)
------------------------------------------------------------------------------------------------------------------------------------
Sheri Cooper             Treasurer         2002-          Vice President of the                8                 RE Advisers,
4301 Wilson Boulevard                      present        Finance Department of                                  RE Investment
Arlington, VA 22203                                       NRECA (2002-present);
3/10/64                                                   Executive Director of the
                                                          Finance Department,
                                                          NRECA (2000-2001);
                                                          Manager of the Insurance and
                                                          Financial Services Department,
                                                          NRECA (1999-2000);
                                                          Manager, KPMG (1998)
------------------------------------------------------------------------------------------------------------------------------------
Hope Saxton              Secretary,        2001-          Chief Compliance Officer and         Not Applicable    Not Applicable
4301 Wilson Boulevard    Compliance        present        Secretary of RE Advisers
Arlington, VA 22203      Officer                          Corporation (2001-present);
5/8/73                                                    Chief Compliance Officer of
                                                          RE Investment Corporation
                                                          (2002-present); Senior Legal
                                                          Assistant, Investment
                                                          Management, Kirkpatrick &
                                                          Lockhart LLP (1996-2001)
------------------------------------------------------------------------------------------------------------------------------------

                                            TERM OF
                                            OFFICE
                                            AND                                                NUMBER OF
                         POSITION(S)        LENGTH                                             PORTFOLIOS
NAME, ADDRESS AND        HELD WITH          OF TIME       PRINCIPAL OCCUPATION(S)              OVERSEEN BY       OTHER DIRECTORSHIPS
DATE OF BIRTH            THE FUND           SERVED        DURING PAST FIVE YEARS               DIRECTOR          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Denise Trujillo          Vice President,    2001-         Executive Director and Chief         Not Applicable    Not Applicable
4301 Wilson Boulevard    Counsel            present       Employee Benefits Counsel of
Arlington, VA 22203                                       NRECA (2001-present);
1/9/58                                                    Employee Benefits Counsel of
                                                          NRECA (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
David Metz(2)            Director           2000-         Senior Vice President of the         8                 Not Applicable
4301 Wilson Boulevard,                      present       Insurance and Financial
Arlington, VA 22203                                       Services Department of
7/26/41                                                   NRECA (2000-2002);
                                                          Executive Director, Group
                                                          Insurance Director of NRECA
                                                          (1999-2000);
                                                          Self-Employed-Contract
                                                          Management and Consulting
                                                          Services for Health Care,
                                                          Managed Care and Insurance
                                                          Programs (1990-1999)
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Marinello is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello is the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds' distributor, RE Investment Corporation, and the Homestead Funds' investment adviser, RE Advisers.

(2) Mr. Metz is deemed to be a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act.

(3) Mr. Morris is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds' distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds' investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

*Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified.

The Statement of Additional Information ("SAI") has additional information about the Fund's directors and officers and is available without charge, upon request by calling 1-800-258-3030.

APPENDIX A

EQUITY 500 INDEX PORTFOLIO







                           TABLE OF CONTENTS

                     II. Schedule of Portfolio Investments
                    XI. Statement of Assets and Liabilities
                          XII. Statement of Operations
                   XIII. Statements of Changes in Net Assets
                           XIV. Financial Highlights
                       XV. Notes to Financial Statements
                    XVII. Report of Independent Accountants




                                                                               I

EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (99.9% OF PORTFOLIO)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.2%
  Cooper Tire & Rubber Co. .............              19,814        $    303,947
  Dana Corp. ...........................              41,100             483,336
  Delphi Corp. .........................             158,560           1,276,408
  Goodyear Tire & Rubber Co. ...........              50,010             340,568
  Johnson Controls, Inc. ...............              25,485           2,043,132
  Visteon Corp. ........................              35,422             246,537
--------------------------------------------------------------------------------
    Total Auto Components ..................................           4,693,928
================================================================================

Automobiles - 0.6%
  Ford Motor Co. .......................             524,002           4,873,219
  General Motors Corp. .................             159,977           5,896,752
  Harley-Davidson, Inc. ................              86,666           4,003,969
--------------------------------------------------------------------------------
    Total Automobiles ......................................          14,773,940
================================================================================

Hotel Restaurants & Leisure - 0.8%
  Carnival Corp. "A" ...................             167,100           4,169,145
  Darden Restaurants, Inc. .............              49,411           1,010,455
  Harrah's Entertainment, Inc. (a) .....              31,280           1,238,688
  Hilton Hotels Corp. ..................             106,566           1,354,454
  International Game Technology (a) ....              24,527           1,862,090
  Marriott International, Inc. "A" .....              67,701           2,225,332
  Starbucks Corp. (a) ..................             111,934           2,281,215
  Starwood Hotels & Resorts
    Worldwide, Inc. ....................              56,431           1,339,672
  Wendy`s International, Inc. ..........              31,428             850,756
  Yum! Brands Inc. (a) .................              83,134           2,013,505
--------------------------------------------------------------------------------
    Total Hotel Restaurants & Leisure ......................          18,345,312
================================================================================

Household Durables - 0.5%
  American Greeting Corp. "A" (a) ......              18,382             290,436
  Black & Decker Corp. .................              22,637             970,901
  Centex Corp. .........................              17,711             889,092
  Fortune Brands, Inc. .................              42,170           1,961,327
  KB HOME ..............................              14,549             623,425
  Leggett & Platt, Inc. ................              54,904           1,232,046
  Maytag Corp. .........................              21,834             622,269
  Newell Rubbermaid, Inc. ..............              75,004           2,274,871
  Pulte Homes, Inc. ....................              17,399             832,890
  Snap-On, Inc. ........................              16,403             461,088
  The Stanley Works ....................              24,008             830,197
  Tupperware Corp. .....................              16,314        $    246,015
  Whirlpool Corp. ......................              19,167           1,000,901
--------------------------------------------------------------------------------
    Total Household Durables ...............................          12,235,458
================================================================================

Internet & Catalog Retailing - 0.3%
  eBay, Inc. (a) .......................              87,900           5,961,378
--------------------------------------------------------------------------------

Leisure Equipment & Products - 0.3%
  Brunswick Corp. ......................              24,877             494,057
  Eastman Kodak Co. ....................              82,689           2,897,423
  Hasbro, Inc. .........................              49,924             576,622
  Mattel, Inc. .........................             125,703           2,407,212
--------------------------------------------------------------------------------
    Total Leisure Equipment & Products .....................           6,375,314
================================================================================

Media - 4.0%
  AOL Time Warner Inc. (a) .............           1,273,515          16,683,047
  Clear Channel Communications Inc. (a)              174,665           6,513,258
  Comcast Corp. "A" (a) ................             657,493          15,497,110
  Dow Jones & Co., Inc. ...............               23,499           1,015,862
  Gannett Co., Inc. ...................               76,123           5,465,631
  Interpublic Group of Companies, Inc. .             109,786           1,545,787
  Knight-Ridder, Inc. ..................              23,360           1,477,520
  McGraw-Hill, Inc. ....................              55,178           3,334,958
  Meredith Corp. .......................              13,944             573,238
  New York Times Co. "A" ...............              42,580           1,947,183
  Omnicom Group, Inc. ..................              53,532           3,458,167
  TMP Worldwide, Inc. (a) ..............              31,354             354,614
  Tribune Co. ..........................              86,804           3,946,110
  Univision Communications, Inc. "A" (a)              64,300           1,575,350
  Viacom, Inc. "B" (a) .................             501,516          20,441,792
  Walt Disney Co. ......................             581,947           9,491,556
--------------------------------------------------------------------------------
    Total Media ............................................          93,321,183
================================================================================

Multiline Retail - 4.0%
  Big Lots, Inc. (a) ...................              32,542             430,531
  Costco Wholesale Corp. (a) ...........             130,249           3,654,787
  Dillard's, Inc. "A" ..................              23,637             374,883
  Dollar General Corp. .................              93,532           1,117,707
  Family Dollar Stores, Inc. ...........              49,695           1,550,981
  Federated Department Stores, Inc. (a)               56,342           1,620,396
  JC Penney Co., Inc. ..................              76,826           1,767,766
  Kohls Corp. (a) ......................              96,218           5,383,397
  Nordstrom, Inc. ......................              38,936             738,616

II

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  Sears Roebuck and Co. ..................             90,598       $  2,169,822
  Target Corp. ...........................            259,135          7,774,050
  The May Department Stores Co. ..........             82,691          1,900,239
  Wal-Mart Stores, Inc. ..................          1,257,177         63,500,010
--------------------------------------------------------------------------------
    Total Multiline Retail ..................................         91,983,185
================================================================================

Specialty Retail - 2.0%
  Autozone, Inc. (a) .....................             28,022          1,979,754
  Bed Bath & Beyond, Inc. (a) ............             83,321          2,877,074
  Best Buy, Inc. (a) .....................             91,589          2,211,874
  Circuit City Stores - Circuit City Group             58,911            437,120
  Home Depot, Inc. .......................            662,296         15,868,612
  Lowe`s Companies, Inc. .................            222,232          8,333,700
  Office Depot, Inc. (a) .................             87,851          1,296,681
  RadioShack Corp. .......................             47,936            898,321
  Sherwin-Williams Co. ...................             42,218          1,192,659
  Staples, Inc. (a) ......................            134,040          2,452,932
  The Gap, Inc. ..........................            250,798          3,892,385
  Tiffany & Co. ..........................             40,847            976,652
  TJX Companies, Inc. ....................            155,632          3,037,937
  Toys "R" Us, Inc. (a) ..................             60,529            605,290
--------------------------------------------------------------------------------
    Total Specialty Retail ..................................         46,060,991
================================================================================

Textiles, Apparel & Luxury Goods - 0.4%
  Jones Apparel Group, Inc. (a) ..........             36,556          1,295,545
  Liz Claiborne, Inc. ....................             30,188            895,074
  NIKE, Inc. "B" .........................             75,570          3,360,598
  Reebok International Ltd. (a) ..........             16,936            497,918
  The Limited, Inc. ......................            146,264          2,037,458
  VF Corp. ...............................             30,915          1,114,486
--------------------------------------------------------------------------------
    Total Textiles, Apparel & Luxury Goods ..................          9,201,079
================================================================================

CONSUMER STAPLES - 9.7%
Beverages - 3.1%
  Adolph Coors Co. "B" ...................             10,160            622,300
  Anheuser-Busch Companies, Inc. .........            250,430         12,120,812
  Brown-Forman Corp. "B" .................             19,171          1,253,017
  Coca-Cola Co. ..........................            705,931         30,933,896
  Coca-Cola Enterprises, Inc. ............            127,965          2,779,400
  Pepsi Bottling Group, Inc. .............             79,864          2,052,505
  PepsiCo, Inc. ..........................            491,790         20,763,374
--------------------------------------------------------------------------------
    Total Beverages .........................................         70,525,304
================================================================================

Food & Drug Retailing - 1.2%
  Albertson's, Inc. ......................            108,005       $  2,404,191
  CVS Corp. ..............................            111,921          2,794,667
  Kroger Co. (a) .........................            220,236          3,402,646
  Safeway, Inc. (a) ......................            125,580          2,933,549
  Supervalu, Inc. ........................             37,579            620,429
  Sysco Corp. ............................            187,019          5,571,296
  Walgreen Co. ...........................            291,866          8,519,569
  Winn-Dixie Stores, Inc. ................             39,985            610,971
--------------------------------------------------------------------------------
    Total Food & Drug Retailing .............................         26,857,318
================================================================================

Food Products - 1.6%
  Archer Daniels Midland Co. .............            184,122          2,283,113
  Campbell Soup Co. ......................            115,105          2,701,514
  ConAgra Foods, Inc. ....................            152,950          3,825,280
  Del Monte Foods Co. (a) ................                337              2,595
  General Mills, Inc. ....................            104,810          4,920,830
  HJ Heinz Co. ...........................             99,980          3,286,343
  Hershey Foods Corp. ....................             38,797          2,616,470
  Kellogg Co. ............................            116,236          3,983,408
  McDonald`s Corp. .......................            367,288          5,905,991
  Sara Lee Corp. .........................            221,987          4,996,927
  W M Wrigley, Jr. Co. ...................             63,300          3,473,904
--------------------------------------------------------------------------------
    Total Food Products .....................................         37,996,375
================================================================================

Household Products - 2.1%
  Clorox Co. .............................             62,971          2,597,554
  Colgate-Palmolive Co. ..................            153,561          8,051,203
  Kimberly-Clark Corp. ...................            146,694          6,963,564
  Procter & Gamble Co. ...................            370,168         31,812,238
--------------------------------------------------------------------------------
    Total Household Products ................................         49,424,559
================================================================================

Personal Products - 0.6%
  Alberto-Culver Co. "B" .................             16,331            823,082
  Avon Products, Inc. ....................             67,214          3,620,818
  Gillette Co. ...........................            300,877          9,134,626
--------------------------------------------------------------------------------
    Total Personal Products .................................         13,578,526
================================================================================

Tobacco - 1.1%
  Philip Morris Companies, Inc. ..........            589,355         23,886,558
  R.J. Reynolds Tobacco
  Holdings, Inc. .........................             25,400          1,069,594

                                                                             III

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  UST, Inc. .........................               48,390        $   1,617,678
--------------------------------------------------------------------------------
    Total Tobacco ........................................           26,573,830
================================================================================

ENERGY - 6.0%
Energy Equipment & Services - 0.8%
  Baker Hughes, Inc. ................               95,259            3,066,387
  BJ Services Co. (a) ...............               44,400            1,434,564
  Halliburton Co. ...................              123,552            2,311,658
  Nabors Industries, Ltd. (a) .......               41,252            1,454,958
  Noble Corp. (a) ...................               38,100            1,339,215
  Rowan Companies, Inc. (a) .........               26,673              605,477
  Schlumberger Ltd. .................              165,399            6,961,644
  Transocean Sedco Forex, Inc. ......               90,951            2,110,063
--------------------------------------------------------------------------------
    Total Energy Equipment & Services ....................           19,283,966
================================================================================

Oil & Gas - 5.2%
  Amerada Hess Corp. ................               25,706            1,415,115
  Anadarko Petroleum Corp. ..........               71,661            3,432,562
  Apache Corp. ......................               40,949            2,333,684
  Ashland, Inc. .....................               19,337              551,685
  Burlington Resources, Inc. ........               58,018            2,474,468
  ChevronTexaco Corp. ...............              307,952           20,472,649
  ConocoPhillips ....................              193,896            9,382,627
  Devon Energy Corp. ................               45,839            2,104,010
  EOG Resources, Inc. ...............               32,048            1,279,356
  Exxon Mobil Corp. .................            1,917,730           67,005,486
  Kerr-McGee Corp. ..................               28,901            1,280,314
  Marathon Oil Corp. ................               87,209            1,856,680
  Occidental Petroleum Corp. ........              106,856            3,040,053
  Sunoco, Inc. ......................               21,587              716,257
  Unocal Corp. ......................               74,321            2,272,736
--------------------------------------------------------------------------------
    Total Oil & Gas ......................................          119,617,682
================================================================================

FINANCIALS - 20.5%
  Banks - 8.0%
  AmSouth Bancorp ...................              102,508            1,968,154
  Bank of America Corp. .............              426,588           29,677,727
  Bank of New York Co., Inc. ........              207,832            4,979,655
  Bank One Corp. ....................              332,284           12,144,980
  BB&T Corp. ........................              137,044            5,069,258
  Charter One Financial, Inc. .......               64,677            1,858,170
  Comerica, Inc. ....................               49,173            2,126,241
  Fifth Third Bancorp ...............              164,929            9,656,593
  First Tennessee National Corp. ....               35,500            1,275,870
  FleetBoston Financial Corp. .......              299,900            7,287,570
  Golden West Financial Corp. .......               44,327            3,183,122
  Huntington Bancshares, Inc. .......               67,874            1,269,923
  JP Morgan Chase & Co. .............              569,621           13,670,904
  KeyCorp ...........................              120,020            3,017,303
  Marshall & Ilsley Corp. ...........               59,300            1,623,634
  Mellon Financial Corp. ............              123,714            3,230,173
  National City Corp. ...............              175,128            4,784,497
  North Fork Bancorp, Inc. ..........               46,100            1,555,414
  Northern Trust Corp. ..............               63,640            2,230,582
  PNC Financial Services Group ......               79,849            3,345,673
  Regions Financial Corp. ...........               62,318            2,078,928
  SouthTrust Corp. ..................               99,762            2,479,086
  SunTrust Banks, Inc. ..............               81,182            4,620,879
  Synovus Financial Corp. ...........               86,647            1,680,952
  Union Planters Corp. ..............               56,340            1,585,408
  US Bancorp ........................              546,617           11,599,213
  Wachovia Corp. ....................              388,043           14,140,287
  Washington Mutual, Inc. ...........              270,856            9,352,658
  Wells Fargo & Co. .................              482,356           22,608,026
  Zions Bancorp .....................               26,500            1,042,749
--------------------------------------------------------------------------------
    Total Banks ..........................................          185,143,629
================================================================================

Diversified Financials - 7.1%
  American Express Co. ..............              374,999           13,256,215
  Bear Stearns Companies, Inc. ......               27,332            1,623,521
  Capital One Finance Corp. .........               62,190            1,848,287
  Charles Schwab Corp. ..............              382,638            4,151,622
  Citigroup, Inc. ...................            1,463,356           51,495,498
  Countrywide Financial Corp. .......               34,791            1,796,955
  Fannie Mae ........................              283,733           18,252,544
  Franklin Resources, Inc. ..........               74,054            2,523,760
  Freddie Mac .......................              198,508           11,721,897
  Goldman Sachs Group, Inc. .........              136,000            9,261,600
  Household International, Inc. .....              135,785            3,776,181
  Lehman Brothers Holdings, Inc. ....               67,593            3,602,031
  MBNA Corp. ........................              365,204            6,946,180
  Merrill Lynch & Co., Inc. .........              246,120            9,340,254
  Moody's Corp. .....................               43,009            1,775,842
  Morgan Stanley ....................              309,115           12,339,871

IV

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  Providian Financial Corp. (a) ..........             78,258        $   507,894
  SLM Corp. ..............................             43,954          4,565,062
  State Street Corp. .....................             92,964          3,625,596
  Stilwell Financial, Inc. ...............             63,308            827,436
  T. Rowe Price Group, Inc. ..............             34,897            951,990
--------------------------------------------------------------------------------
    Total Diversified Financials ............................        164,190,236
================================================================================

Insurance - 5.0%
  ACE Ltd. ...............................             72,100          2,115,414
  AFLAC, Inc. ............................            147,724          4,449,447
  Allstate Corp. .........................            201,619          7,457,887
  AMBAC Financial Group, Inc. ............             30,419          1,710,765
  American International Group, Inc. .....            743,738         43,025,243
  Aon Corp. ..............................             87,875          1,659,959
  Chubb Corp. ............................             49,509          2,584,370
  Cincinnati Financial Corp. .............             46,648          1,751,632
  Hartford Financial Services Group, Inc.              71,347          3,241,294
  Jefferson-Pilot Corp. ..................             42,226          1,609,233
  John Hancock Financial Services, Inc. ..             81,437          2,272,092
  Lincoln National Corp. .................             51,085          1,613,264
  Loews Corp. ............................             53,436          2,375,765
  Marsh & McLennan Companies, Inc. .......            153,530          7,094,621
  MBIA, Inc. .............................             42,378          1,858,699
  MetLife, Inc. ..........................            200,170          5,412,597
  MGIC Investment Corp. ..................             29,970          1,237,761
  Principal Financial Group, Inc. ........             96,600          2,910,558
  Progressive Corp. ......................             62,795          3,116,516
  Prudential Financial, Inc. .............            161,900          5,138,706
  Safeco Corp. ...........................             40,848          1,416,200
  St. Paul Companies, Inc. ...............             65,199          2,220,026
  Torchmark Corp. ........................             33,446          1,221,782
  Travelers Property
  Casualty Corp. "B" (a) .................            289,464          4,240,648
  UnumProvident Corp. ....................             67,749          1,188,317
  XL Capital Ltd. "A" ....................             39,100          3,020,475
--------------------------------------------------------------------------------
    Total Insurance .........................................        115,943,271
================================================================================

Real Estate - 0.4%
  Equity Office Properties Trust (REIT) ..            120,700          3,015,086
  Equity Residential (REIT) ..............             77,100          1,895,118
  Plum Creek Timber Co., Inc. (REIT) .....             51,900          1,224,840
  Simon Property Group, Inc. (REIT) ......             52,800          1,798,896
--------------------------------------------------------------------------------
    Total Real Estate .......................................          7,933,940
================================================================================

HEALTH CARE - 14.9%
Biotechnology - 1.1%
  Amgen, Inc. (a) ........................            366,986         17,740,103
  Biogen, Inc. (a) .......................             43,027          1,723,662
  Chiron Corp. (a) .......................             54,191          2,037,582
  Genzyme Corp. (General Division) (a) ...             61,800          1,827,426
  MedImmune, Inc. (a) ....................             72,255          1,963,168
--------------------------------------------------------------------------------
    Total Biotechnology .....................................         25,291,941
================================================================================

Health Care Equipment & Supplies - 1.9%
  Applera Corp. - Applied
  Biosystems Group .......................             59,916          1,050,927
  Bausch & Lomb, Inc. ....................             15,390            554,040
  Baxter International, Inc. .............            168,976          4,731,328
  Becton, Dickinson & Co. ................             72,087          2,212,350
  Biomet, Inc. ...........................             73,958          2,119,636
  Boston Scientific Corp. (a) ............            116,157          4,938,996
  C.R. Bard, Inc. ........................             14,445            837,810
  Guidant Corp. (a) ......................             85,785          2,646,467
  Medtronic, Inc. ........................            347,423         15,842,489
  St. Jude Medical, Inc. (a) .............             49,668          1,972,813
  Stryker Corp. ..........................             56,399          3,785,501
  Zimmer Holdings, Inc. (a) ..............             55,545          2,306,228
--------------------------------------------------------------------------------
    Total Health Care Equipment & Supplies ..................         42,998,585
================================================================================

Health Care Providers & Services - 1.8%
  Aetna, Inc. ............................             43,360          1,782,963
  AmerisourceBergen Corp. ................             30,110          1,635,274
  Anthem, Inc. (a) .......................             39,788          2,502,665
  Cardinal Health, Inc. ..................            126,736          7,501,504
  CIGNA Corp. ............................             40,179          1,652,160
  HCA, Inc. ..............................            146,376          6,074,604
  Health Management Associates, Inc. .....             68,400          1,224,360
  HEALTHSOUTH Corp. (a) ..................            112,169            471,110
  Humana, Inc. (a) .......................             47,116            471,160
  IMS Health, Inc. .......................             79,649          1,274,384
  Manor Care, Inc. (a) ...................             27,932            519,815
  McKesson Corp. .........................             83,676          2,261,762
  Quest Diagnostics, Inc. (a) ............             27,968          1,591,379

                                                                               V

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  Quintiles Transnational Corp. (a) ......             33,036        $   399,736
  Tenet Healthcare Corp. (a) .............            139,439          2,286,800
  United-Health Group, Inc. ..............             86,764          7,244,794
  Wellpoint Health Networks, Inc. (a) ....             41,084          2,923,537
--------------------------------------------------------------------------------
    Total Health Care Providers & Services ..................         41,818,007
================================================================================

Pharmaceuticals - 10.1%
  Abbott Laboratories ....................            446,106         17,844,240
  Allergan, Inc. .........................             37,232          2,145,308
  Bristol-Myers Squibb Co. ...............            553,554         12,814,775
  Eli Lilly & Co. ........................            320,550         20,354,925
  Forest Laboratories, Inc. (a) ..........             52,032          5,110,583
  Johnson & Johnson ......................            846,774         45,480,232
  King Pharmaceuticals, Inc. (a) .........             71,233          1,224,495
  Merck & Co., Inc. ......................            640,217         36,242,684
  Pfizer, Inc. ...........................          1,756,181         53,686,453
  Pharmacia Corp. ........................            369,216         15,433,229
  Schering-Plough Corp. ..................            419,611          9,315,364
  Watson Pharmaceuticals, Inc. (a) .......             31,089            878,886
  Wyeth ..................................            378,720         14,164,128
--------------------------------------------------------------------------------
    Total Pharmaceuticals ...................................        234,695,302
================================================================================

INDUSTRIALS - 11.6%
Aerospace & Defense - 1.9%
  Boeing Co. .............................            239,534          7,902,227
  General Dynamics Corp. .................             57,444          4,559,330
  Goodrich Corp. .........................             28,987            531,042
  Honeywell International, Inc. ..........            234,554          5,629,296
  Lockheed Martin Corp. ..................            130,141          7,515,643
  Northrop Grumman Corp. .................             52,012          5,045,164
  Raytheon Co. ...........................            116,134          3,571,121
  Rockwell Collins, Inc. .................             51,528          1,198,541
  United Technologies Corp. ..............            135,166          8,372,182
--------------------------------------------------------------------------------
    Total Aerospace & Defense ...............................         44,324,546
================================================================================

Air Freight & Logistics - 1.1%
  FedEx Corp. ............................             85,434          4,632,231
  Ryder System, Inc. .....................             17,446            391,488
  United Parcel Service, Inc. "B" ........            318,400         20,084,672
--------------------------------------------------------------------------------
    Total Air Freight & Logistics ...........................         25,108,391
================================================================================

Airlines - 0.2%
  AMR Corp. (a) ..........................             44,112            291,139
  Delta Air Lines, Inc. ..................             35,135            425,134
  Southwest Airlines Co. .................            220,559          3,065,770
--------------------------------------------------------------------------------
    Total Airlines ..........................................          3,782,043
================================================================================

Building Products - 0.2%
  American Standard Companies Inc. (a) ...             20,200          1,437,028
  Crane Co. ..............................             16,776            334,346
  Masco Corp. ............................            141,979          2,988,658
--------------------------------------------------------------------------------
    Total Building Products .................................          4,760,032
================================================================================

Commercial Services & Supplies - 1.9%
  Allied Waste Industries, Inc. (a) ......             52,074            520,740
  Apollo Group, Inc. "A" (a) .............             49,700          2,186,800
  Automatic Data Processing, Inc. ........            170,493          6,691,850
  Avery Dennison Corp. ...................             30,801          1,881,325
  Cendant Corp. (a) ......................            295,116          3,092,816
  Cintas Corp. ...........................             48,500          2,218,875
  Concord EFS, Inc. (a) ..................            146,580          2,307,169
  Convergys Corp. (a) ....................             48,562            735,714
  Deluxe Corp. ...........................             17,510            737,171
  Equifax, Inc. ..........................             40,352            933,745
  First Data Corp. .......................            214,182          7,584,185
  Fiserv, Inc. (a) .......................             54,501          1,850,309
  H & R Block, Inc. ......................             52,084          2,093,777
  Paychex, Inc. ..........................            107,095          2,987,951
  Pitney Bowes, Inc. .....................             66,859          2,183,615
  R.R. Donnelley & Sons Co. ..............             31,777            691,785
  Robert Half International, Inc. (a) ....             49,197            792,564
  Sabre Holdings Corp. (a) ...............             39,588            716,939
  Waste Management, Inc. .................            176,358          4,042,125
--------------------------------------------------------------------------------
    Total Commercial Services & Supplies ....................         44,249,455
================================================================================

Construction & Engineering - 0.0%
  Fluor Corp. ............................             22,990            643,720
  McDermott International, Inc. (a) ......             17,969             78,704
--------------------------------------------------------------------------------
    Total Construction & Engineering ........................            722,424
================================================================================

Electrical Equipment - 0.4%
  American Power Conversion Corp. (a) ....             55,829            845,809

VI

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  Cooper Industries, Inc. "A" .............            26,140       $   952,803
  Emerson Electric Co. ....................           119,922         6,098,034
  Molex, Inc. .............................            54,734         1,261,071
  Power-One, Inc. (a) .....................            21,714           123,118
  Rockwell Automation Inc. ................            52,928         1,096,139
  Thomas & Betts Corp. (a) ................            16,321           275,825
--------------------------------------------------------------------------------
    Total Electrical Equipment ..............................        10,652,799
================================================================================

Industrial Conglomerates - 4.1%
  3M Co. ..................................           111,106        13,699,363
  General Electric Co. ....................         2,834,715        69,025,310
  Textron, Inc. ...........................            39,489         1,697,632
  Tyco International Ltd. .................           568,120         9,703,490
--------------------------------------------------------------------------------
    Total Industrial Conglomerates ..........................        94,125,795
================================================================================

Machinery - 1.2%
  Caterpillar, Inc. .......................            97,987         4,479,966
  Cummins, Inc. ...........................            11,561           325,211
  Danaher Corp. ...........................            43,564         2,862,155
  Deere & Co. .............................            67,962         3,116,058
  Dover Corp. .............................            58,467         1,704,898
  Eaton Corp. .............................            20,301         1,585,711
  Illinois Tool Works, Inc. ...............            87,272         5,660,462
  Ingersoll-Rand Co. "A" ..................            48,165         2,073,985
  ITT Industries, Inc. ....................            26,387         1,601,427
  Navistar International Corp. (a) ........            17,804           432,815
  PACCAR, Inc. ............................            33,336         1,537,790
  Pall Corp. ..............................            34,429           574,276
  Parker-Hannifin Corp. ...................            33,606         1,550,245
--------------------------------------------------------------------------------
    Total Machinery .........................................        27,504,999
================================================================================

Road & Rail - 0.5%
  Burlington Northern Santa Fe Corp. ......           106,809         2,778,102
  CSX Corp. ...............................            60,692         1,718,191
  Norfolk Southern Corp. ..................           110,623         2,211,354
  Union Pacific Corp. .....................            72,174         4,321,057
--------------------------------------------------------------------------------
    Total Road & Rail .......................................        11,028,704
================================================================================

Trading Companies & Distributors - 0.1%
  Genuine Parts Co. .......................            49,094         1,512,095
  W.W. Grainger, Inc. .......................          26,004         1,340,506
--------------------------------------------------------------------------------
    Total Trading Companies & Distributors ..................         2,852,601
================================================================================

INFORMATION TECHNOLOGY - 14.2%

Communications Equipment - 2.0%
  ADC Telecommunications, Inc. (a) ........           211,706           442,466
  Andrew Corp. (a) ........................            27,483           282,525
  Avaya, Inc. (a) .........................            91,838           225,003
  CIENA Corp. (a) .........................           121,200           622,968
  Cisco Systems, Inc. (a) .................         2,057,484        26,953,040
  Comverse Technologies Inc. (a) ..........            52,471           525,759
  Corning, Inc. (a) .......................           267,097           884,091
  JDS Uniphase Corp. (a) ..................           414,782         1,024,512
  Lucent Technologies, Inc. (a) ...........           963,460         1,213,960
  Motorola, Inc. ..........................           658,590         5,696,804
  QUALCOMM, Inc. (a) ......................           224,054         8,153,325
  Scientific-Atlanta, Inc. ................            43,913           520,808
  Tellabs, Inc. (a) .......................           121,317           881,975
--------------------------------------------------------------------------------
    Total Communications Equipment ............................      47,427,236
================================================================================

Computers & Peripherals - 3.6%
  Apple Computer, Inc. (a) ................           102,234         1,465,013
  Dell Computer Corp. (a) .................           737,510        19,721,017
  EMC Corp. (a) ...........................           626,552         3,847,029
  Gateway, Inc. (a) .......................            85,857           269,591
  Hewlett-Packard Co. .....................           868,992        15,085,701
  International Business Machines Corp. ...           481,669        37,329,348
  Lexmark International Inc. (a) ..........            35,364         2,139,522
  NCR Corp. (a) ...........................            28,567           678,181
  Network Appliance, Inc. (a) .............            95,990           959,900
  Sun Microsystems, Inc. (a) ..............           887,174         2,759,111
--------------------------------------------------------------------------------
    Total Computers & Peripherals .............................      84,254,413
================================================================================

Electronic Equipment & Instruments - 0.4%
  Agilent Technologies, Inc. (a) ..........           133,814         2,403,299
  Jabil Circuit, Inc. (a) .................            58,100         1,041,152
  Millipore Corp. (a) .....................            14,492           492,728
  PerkinElmer, Inc. .......................            35,068           289,311
  Sanmina Corp. (a) .......................           143,470           644,180
  Solectron Corp. (a) .....................           231,194           820,739
  Symbol Technologies, Inc. ...............            64,417           529,508
  Tektronix, Inc. (a) .....................            25,070           456,023

                                                                             VII

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                                        SHARES         VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
   Thermo Electron Corp. (a) ...............................            46,588       $   937,351
   Waters Corp. (a) ........................................            36,800           801,504
------------------------------------------------------------------------------------------------
         Total Electronic Equipment & Instruments ............................         8,415,795
================================================================================================

Internet Software & Services - 0.1%
   Yahoo! Inc. (a) .........................................           168,298         2,751,672
------------------------------------------------------------------------------------------------

IT Consulting & Services - 0.3%
   Computer Sciences Corp. (a) .............................            48,160         1,659,112
   Electronic Data Systems Corp. ...........................           135,654         2,500,103
   SunGard Data Systems, Inc. (a) ..........................            80,600         1,898,936
   Unisys Corp. (a) ........................................            95,514           945,589
------------------------------------------------------------------------------------------------
         Total IT Consulting & Services ......................................         7,003,740
================================================================================================

Office Electronics - 0.1%
   Xerox Corp. (a) .........................................           209,478         1,686,298
------------------------------------------------------------------------------------------------

Semiconductor Equipment & Products - 2.8%
   Advanced Micro Devices (a) ..............................            96,053           620,502
   Altera Corp. (a) ........................................           109,246         1,348,096
   Analog Devices, Inc. (a) ................................           104,337         2,490,524
   Applied Materials, Inc. (a) .............................           469,584         6,118,680
   Applied Micro Circuits Corp. (a) ........................            80,100           295,569
   Broadcom Corp. "A" (a) ..................................            78,800         1,186,728
   Intel Corp. .............................................         1,886,851        29,378,270
   KLA-Tencor Corp. (a) ....................................            53,846         1,904,533
   Linear Technology Corp. .................................            88,985         2,288,694
   LSI Logic Corp. (a) .....................................           104,400           602,388
   Maxim Integrated Products, Inc. .........................            91,389         3,019,493
   Micron Technology, Inc. (a) .............................           172,681         1,681,913
   National Semiconductor Corp. (a) ........................            51,825           777,893
   Novellus Systems, Inc. (a) ..............................            42,500         1,193,400
   NVIDIA Corp. (a) ........................................            42,900           493,779
   PMC-Sierra, Inc. (a) ....................................            46,947           261,025
   QLogic Corp. (a) ........................................            26,234           905,335
   Teradyne, Inc. (a) ......................................            51,341           667,946
   Texas Instruments, Inc. .................................           493,173         7,402,527
   Xilinx, Inc. (a) ........................................            96,194         1,981,596
------------------------------------------------------------------------------------------------
         Total Semiconductor Equipment & Products ............................        64,618,891
================================================================================================

Software - 4.9%
   Adobe Systems, Inc. .....................................            68,527       $ 1,707,008
   Autodesk, Inc. ..........................................            33,982           485,943
   BMC Software, Inc. (a) ..................................            68,947         1,179,683
   Citrix Systems, Inc. (a) ................................            50,045           616,554
   Computer Associates International, Inc. .................           165,571         2,235,209
   Compuware Corp. (a) .....................................           108,942           522,922
   Electronic Arts, Inc. (a) ...............................            40,100         1,995,777
   Intuit, Inc. (a) ........................................            59,130         2,774,380
   Mercury Interactive Corp. (a) ...........................            25,048           742,673
   Microsoft Corp. (a) .....................................         1,523,066        78,742,512
   Novell, Inc. (a) ........................................           113,556           379,277
   Oracle Corp. (a) ........................................         1,528,065        16,503,102
   Parametric Technology Corp. (a) .........................            71,981           181,392
   PeopleSoft, Inc. (a) ....................................            90,011         1,647,201
   Rational Software Corp. (a) .............................            52,300           543,397
   Siebel Systems, Inc. (a) ................................           137,836         1,019,986
   VERITAS Software Corp. (a) ..............................           119,157         1,861,232
------------------------------------------------------------------------------------------------
         Total Software ......................................................       113,138,248
================================================================================================

MATERIALS - 2.8%
Chemicals - 1.6%
   Air Products & Chemicals, Inc. ..........................            64,701         2,765,968
   Dow Chemical Co. ........................................           259,425         7,704,923
   E.I. du Pont de Nemours & Co. ...........................           282,963        11,997,631
   Eastman Chemical Co. ....................................            21,683           797,284
   Ecolab, Inc. ............................................            36,864         1,824,768
   Engelhard Corp. .........................................            36,161           808,198
   Great Lakes Chemicals Corp. .............................            14,075           336,111
   Hercules, Inc. (a) ......................................            30,603           269,306
   International Flavors & Fragrances, Inc. ................            26,547           931,800
   Monsanto Co. ............................................            74,469         1,433,528
   PPG Industries, Inc. ....................................            48,299         2,422,195
   Praxair, Inc. ...........................................            45,281         2,615,883
   Rohm & Haas Co. .........................................            63,024         2,047,020
   Sigma-Aldrich Corp. .....................................            20,453           996,061
------------------------------------------------------------------------------------------------
         Total Chemicals .....................................................        36,950,676
================================================================================================

Construction Materials - 0.0%
   Vulcan Materials Co. ....................................            28,934         1,085,025
------------------------------------------------------------------------------------------------

VIII

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                                        SHARES         VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

Containers & Packaging - 0.2%

   Ball Corp ...............................................            15,990       $   818,528
   Bemis Company, Inc. .....................................            14,908           739,884
   Pactiv Corp. (a) ........................................            44,529           973,404
   Sealed Air Corp. (a) ....................................            23,607           880,541
   Temple-Inland, Inc. .....................................            15,421           691,015
------------------------------------------------------------------------------------------------
         Total Containers & Packaging ......................                           4,103,372
================================================================================================

Metals & Mining - 0.5%

   Alcoa, Inc. .............................................           240,446         5,477,360
   Allegheny Technologies, Inc. ............................            21,963           136,829
   Freeport-McMoran
      Copper & Gold, Inc. "B" (a). .........................            42,023           705,146
   Newmont Mining Corp. ....................................           114,828         3,333,457
   Nucor Corp. .............................................            22,303           921,114
   Phelps Dodge Corp. (a) ..................................            25,289           800,397
   United States Steel Corp. ...............................            28,692           376,439
   Worthington Industries, Inc. ............................            23,929           364,678
------------------------------------------------------------------------------------------------
         Total Metals & Mining .............................                          12,115,420
================================================================================================

Paper & Forest Products - 0.5%

   Boise Cascade Corp. .....................................            16,850           424,957
   Georgia-Pacific Corp. ...................................            66,353         1,072,264
   International Paper Co. .................................           138,784         4,853,276
   Louisiana-Pacific Corp. (a) .............................            29,382           236,819
   MeadWestvaco Corp. ......................................            56,110         1,386,478
   Weyerhaeuser Co. ........................................            63,107         3,105,495
------------------------------------------------------------------------------------------------
         Total Paper & Forest Products .....................                          11,079,289
================================================================================================

TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.8%
   ALLTEL Corp. ............................................            88,619         4,519,569
   AT&T Corp. ..............................................           220,233         5,750,284
   BellSouth Corp. .........................................           530,132        13,714,515
   CenturyTel, Inc. ........................................            41,097         1,207,430
   Citizens Communications Co. (a) .........................            82,700           872,485
   Qwest Communications
      International, Inc. (a) ..............................           487,345         2,436,725
   SBC Communications, Inc .................................           946,352        25,655,603
   Sprint Corp .............................................           256,305         3,711,296
   Verizon Communications, Inc. ............................           779,644       $30,211,205
------------------------------------------------------------------------------------------------
         Total Diversified Telecommunication Services ......                          88,079,112
================================================================================================

Wireless Telecommunication Services - 0.4%

   AT&T Wireless Services, Inc. (a) ........................           771,400         4,358,410
   Nextel Communications, Inc. "A" (a)  ....................           274,255         3,167,645
   Sprint Corp. (PCS Group) (a)  ...........................           284,512         1,246,163
------------------------------------------------------------------------------------------------
         Total Wireless Telecommunication Services .........                           8,772,218
================================================================================================

UTILITIES - 2.9%
Electric Utilities - 2.2%

   Allegheny Energy, Inc. ..................................            37,726           285,209
   Ameren Corp. ............................................            41,418         1,721,746
   American Electric Power Co. .............................            97,689         2,669,840
   CenterPoint Energy, Inc. ................................            88,778           754,613
   CINergy Corp. ...........................................            46,877         1,580,692
   CMS Energy Corp. ........................................            38,585           364,242
   Consolidated Edison, Inc. ...............................            61,480         2,632,574
   Constellation Energy Group, Inc. ........................            47,342         1,317,054
   Dominion Resources, Inc. ................................            87,815         4,821,044
   DTE Energy Co. ..........................................            48,248         2,238,707
   Edison International (a) ................................            93,415         1,106,968
   Entergy Corp. ...........................................            70,040         3,193,124
   Exelon Corp. ............................................            91,005         4,802,334
   FirstEnergy Corp. .......................................            84,130         2,773,766
   FPL Group, Inc. .........................................            50,333         3,026,523
   PG&E Corp. (a) ..........................................           118,663         1,649,416
   Pinnacle West Capital Corp. .............................            25,942           884,363
   PPL Corp. ...............................................            41,980         1,455,866
   Progress Energy, Inc. ...................................            68,023         2,948,797
   Public Service Enterprise Group, Inc. ...................            66,502         2,134,714
   Southern Co. ............................................           204,295         5,799,935
   TECO Energy, Inc. .......................................            49,900           771,953
   TXU Corp ................................................            90,264         1,686,132
   Xcel Energy, Inc. .......................................           114,776         1,262,536
------------------------------------------------------------------------------------------------
         Total Electric Utilities ..........................                          51,882,148
================================================================================================

Gas Utilities - 0.4%

   El Paso Corp. ...........................................           178,254         1,240,648
   KeySpan Corp. ...........................................            40,465         1,425,987
   Kinder Morgan, Inc ......................................            34,383         1,453,369
   NICOR, Inc ..............................................            12,365           420,781

                                                                              IX

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2002

                                                         SHARES                VALUE
---------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
   NiSource, Inc. ................................         69,412            $1,388,240
   Peoples Energy Corp. ..........................          9,918               383,331
   Sempra Energy .................................         57,488             1,359,591
---------------------------------------------------------------------------------------
         Total Gas Utilities ....................................             7,671,947
=======================================================================================

Multi-Utilities & Unregulated Power - 0.3%
   AES Corp. (a) .................................        142,321               429,809
   Calpine Corp. (a) .............................        109,913               358,316
   Duke Energy Corp. .............................        255,942             5,001,107
   Dynegy, Inc. "A" ..............................         91,207               107,624
   Mirant Corp. (a) ..............................        112,531               212,684
   Williams Companies, Inc. ......................        114,201               308,343
---------------------------------------------------------------------------------------
         Total Multi-Utilities & Unregulated Power ..............             6,417,883
---------------------------------------------------------------------------------------
         TOTAL COMMON STOCK
            (COST $3,047,773,838).................                       $2,311,389,411
=======================================================================================
US TREASURY BILL (0.1% OF PORTFOLIO)
   US Treasury Bill,
      1.16% (b), 3/20/2003 (c) ...................     $1,170,000             1,167,034
---------------------------------------------------------------------------------------
         TOTAL US TREASURY BILL
            (COST $1,167,070) ...................................             1,167,034
=======================================================================================
CASH EQUIVALENT NOTES (0.0% OF PORTFOLIO)
   Cash Management
         Fund Institutional, 1.28% (d) ...........      1,033,171             1,033,171
=======================================================================================
         TOTAL CASH EQUIVALENT NOTES
            (COST $1,033,171) ...................................             1,033,171
=======================================================================================
         TOTAL INVESTMENTS
            (COST $3,049,974,079) (e) - 98.46% ..................        $2,313,589,616
=======================================================================================


SCHEDULE OF FUTURES CONTRACTS

                                                      NUMBER OF     AGGREGATE        MARKET
                                                      CONTRACTS     FACE VALUE       VALUE
----------------------------------------------------------------------------------------------
S&P 500 ...................................              145       $31,928,125     $31,860,125
      Expiration date 3/20/2003
==============================================================================================
TOTAL UNREALIZED DEPRECIATION
   ON OPEN FUTURES CONTRACTS ...............................                       $    68,000
==============================================================================================

(a)  Non-income producing security.

(b)  Annualized yield at time of purchase; not a coupon rate.

(c) At December 31, 2002, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Cash Management Fund Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) The cost for federal income tax purposes was $3,283,611,052. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $970,021,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $166,503,238 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,136,524,674.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


X

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investments in securities, at value (cost $3,049,974,079) ................      $2,313,589,616
Cash .....................................................................              27,398
Receivable for investments sold ..........................................          30,760,139
Dividends receivable .....................................................           3,758,266
Receivable for shares of beneficial interest subscribed ..................             670,286
Receivable for daily variation margin on open futures contracts ..........             118,025
Other assets .............................................................              36,034
----------------------------------------------------------------------------------------------
Total assets .............................................................       2,348,959,764
----------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased ........................................             794,944
Accrued advisory fee .....................................................              78,732
Other accrued expenses and payables ......................................              54,176
----------------------------------------------------------------------------------------------
Total liabilities ........................................................             927,852
----------------------------------------------------------------------------------------------
NET ASSETS ...............................................................      $2,348,031,912
==============================================================================================

NET ASSETS CONSIST OF:
Net unrealized depreciation on investments ...............................        (736,384,463)
Net unrealized depreciation on futures ...................................             (68,000)
Paid-in capital ..........................................................       3,084,484,375
----------------------------------------------------------------------------------------------
NET ASSETS ...............................................................      $2,348,031,912
==============================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                                                              XI

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $110,673) ....................     $  42,066,055
    Interest .................................................................           998,605
------------------------------------------------------------------------------------------------
Total investment income ......................................................        43,064,660
------------------------------------------------------------------------------------------------
Expenses
    Advisory fees ............................................................         1,257,364
    Pricing ..................................................................            11,878
    Audit fees ...............................................................            32,182
    Legal ....................................................................             4,114
    Trustees' fees and expenses ..............................................            37,623
    Other ....................................................................            55,783
------------------------------------------------------------------------------------------------
Total expenses, before expense reductions ....................................         1,398,944
Expense reductions ...........................................................           (53,511)
------------------------------------------------------------------------------------------------
Net expenses .................................................................         1,345,433
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ........................................................        41,719,227
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FUTURES TRANSACTIONS
Net realized gain (loss) from:
    Investments ..............................................................      (325,471,101)
    Futures ..................................................................       (11,368,810)
------------------------------------------------------------------------------------------------
Net realized loss ............................................................      (336,839,911)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
    Investments ..............................................................      (393,758,838)
    Futures ..................................................................           248,015
------------------------------------------------------------------------------------------------
Net change in unrealized depreciation ........................................      (393,510,823)
------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS ...............................................      (730,350,734)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................................     $(688,631,507)
================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


XII

EQUITY 500 INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FOR THE              FOR THE
                                                                                        YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2002    DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income .........................................................     $    41,719,227      $    64,654,806
Net realized gain (loss) from investment and futures transactions                      (336,839,911)          89,621,402
Net change in unrealized appreciation/depreciation on
    investments and futures transactions ......................................        (393,510,823)      (1,632,514,258)
--------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from operations ....................................        (688,631,507)      (1,478,238,050)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Proceeds from capital invested ................................................         878,391,542        2,530,846,594
Subscriptions in-kind .........................................................          79,675,476
Redemptions in-kind ...........................................................         (72,979,345)      (3,293,610,708)
Value of capital withdrawn ....................................................        (809,774,423)      (1,886,398,815)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions
   in shares of beneficial interest ...........................................          75,313,250       (2,649,162,929)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS ..................................................        (613,318,257)      (4,127,400,979)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS

Beginning of period ...........................................................       2,961,350,169        7,088,751,148
--------------------------------------------------------------------------------------------------------------------------
END OF PERIOD .................................................................     $ 2,348,031,912      $ 2,961,350,169
==========================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                            XIII

EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                   ----------------------------------------------------------------------
                                       2002            2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN ......        (22.02)%(a)         --             --             --             --
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------------------------------------------------------------
Net assets, end of period ....     $   2,348       $   2,961      $   7,089      $   8,165      $   5,201
(millions)
Ratios to average net assets:
Ratio of expenses before
expense reductions ...........          0.05%           0.05%          0.06%          0.08%          0.10%
Ratio of expenses after
expense reductions ...........          0.05%           0.05%          0.06% (b)      0.08%          0.08% (c)
Ratio of net investment income          1.56%           1.29%          1.18%          1.35%          1.50%
Portfolio turnover rate ......            19%              9% (d)        28%            13%             4%
---------------------------------------------------------------------------------------------------------

(a)  Total return would have been lower had certain expenses not been reduced.

(b) Effective March 15, 2000, the Advisor and Administrator contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.

(c) Effective May 6, 1998, the Advisor and Administrator contractually agreed to limit its fees from the portfolio to the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.

(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transaction.


 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



XIV

EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

The Equity 500 Index Portfolio (the "Portfolio"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

                      B. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $672,886,776 and $494,258,939, respectively.

                               C. RELATED PARTIES

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or "the Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG. For its services as Administrator, ICCC does not receive a fee.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities,


                                                                              XV

EQUITY 500 INDEX PORTFOLIO
instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. The Portfolio waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

In addition, for the year ended December 31, 2002, the Advisor agreed to waive its fees and reimburse expenses of the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio to 0.05%. Accordingly, for the year ended December 31, 2002, the Advisor did not impose a portion of its Advisory Fee pursuant to the Advisory Agreement aggregating $53,511 and the amount imposed aggregated $1,203,853, which was equivalent to an annual effective rate of 0.5% of the Portfolio's average net assets.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for attended board and committee meetings.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the year ended December 31, 2002, totaled $881,520.

                               D. LINE OF CREDIT

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent.

                             E. SUBSEQUENT EVENTS

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. would continue as investment advisor of each master portfolio of the feeder funds. In each case, it is proposed that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the master portfolios. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within six months from the date of closing of the transaction.

From the date of the closing of the transaction on January 31, 2003 until the shareholders of the funds approve the sub-advisory agreements with NTI, the investment advisory personnel who provide services to each of the funds will be employees of NTI but will be seconded (leased) from NTI to DeAM, Inc. or DIMA, as applicable, and will continue to manage the funds pursuant to current advisory agreements. After the shareholders approve the new sub-advisory agreements, the employees will no longer be leased to DeAM, Inc. or DIMA, but are expected to continue to provide services to the funds under the sub-advisory agreements as employees of NTI.

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included US custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Fund and the Portfolio (collectively the "Funds"). DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds's permanent custodian.


XVI

EQUITY 500 INDEX PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS





To the Trustees of Equity 500 Index Portfolio and Holders of
Beneficial Interest in Equity 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (hereafter referred to as the `Portfolio') at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP

Boston, Massachusetts
February 21, 2003

                                                                            XVII

NON-INTERESTED TRUSTEES

NAME, DATE OF                                                                                            NUMBER OF
BIRTH, POSITION                                                                                          FUNDS IN
WITH THE FUND                                                                                            THE FUND
AND LENGTH OF                                                                                            COMPLEX
TIME SERVED (1),(2)      BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS                   OVERSEEN
------------------------------------------------------------------------------------------------------------------
Richard R. Burt          Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board,        67
2/3/47                   Weirton Steel Corporation(3) (April 1996 to present); Member of the Board,
Trustee since 2002       Hollinger International, Inc.(3) (publishing) (1995 to present), HCL
                         Technologies Limited (information technology) (April 1999 to present), UBS
                         Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member,
                         Textron Inc.(3) International Advisory Council (July 1996 to present).
                         Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief
                         Negotiator in Strategic Arms Reduction Talks (START) with former Soviet
                         Union and US Ambassador to the Federal Republic of Germany (1985-1991);
                         Member of the Board, Homestake Mining(3) (mining and exploration)
                         (1998-February 2001), Archer Daniels Midland Company(3) (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
------------------------------------------------------------------------------------------------------------------
S. Leland Dill           Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid         65
3/28/30                  Market Neutral Funds (since May 1998) (registered investment companies);
Trustee since 1991       Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June
                         1986); Director, Vintners International Company Inc. (June 1989-May 1992),
                         Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings
                         Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco
                         (investment company) (June 1979-June 1986).
------------------------------------------------------------------------------------------------------------------
Martin J. Gruber         Nomura Professor of Finance, Leonard N. Stern School of Business, New York         66
7/15/37                  University (since September 1964); Trustee, CREF (Pension Fund) (since
Trustee since 1999       January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January
                         2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund,
                         Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000)
                         (registered investment companies). Formerly, Trustee, TIAA (Pension Fund)
                         (January 1996-January 2000).
------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman       Private Equity Investor (January 1997 to present); Director, Soundview             65
5/27/37                  Technology Group Inc. (investment banking) (July 1998 to present), Corvis
Trustee since 2002       Corporation(3) (optical networking equipment) (July 2000 to present), Brown
                         Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March
                         1998 to present). Formerly, Director, Circon Corp.(3) (medical instruments)
                         (November 1998-January 1999); President and Chief Executive Officer, The
                         National Association of Securities Dealers, Inc. and The NASDAQ Stock
                         Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons
                         Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General
                         Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities
                         Inc.) (1976-1985).
------------------------------------------------------------------------------------------------------------------
Richard J. Herring       Jacob Safra Professor of International Banking and Professor, Finance              65
2/18/46                  Department, The Wharton School, University of Pennsylvania (since July
Trustee since 1999       1972); Director, Lauder Institute of International Management Studies
                         (since July 2000); Co-Director, Wharton Financial Institutions Center
                         (since July 2000) and Vice Dean and Director, Wharton Undergraduate
                         Division (July 1995-June 2000).
------------------------------------------------------------------------------------------------------------------
Graham E. Jones          Senior Vice President, BGK Realty, Inc. (commercial real estate) (since            65
1/31/33                  1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 2002       (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital
                         Advisers, Inc. (since 1998).
------------------------------------------------------------------------------------------------------------------


XVIII

NAME, DATE OF                                                                                            NUMBER OF
BIRTH, POSITION                                                                                          FUNDS IN
WITH THE FUND                                                                                            THE FUND
AND LENGTH OF                                                                                            COMPLEX
TIME SERVED (1),(2)      BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS                   OVERSEEN
------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel         President and Chief Executive Officer, The Pew Charitable Trusts                   65
4/10/51                  (charitable foundation) (1994 to present); Executive Vice President, The
Trustee since 2002       Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts
                         (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).
------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.     Principal, Philip Saunders Associates (Economic and Financial Consulting)          65
10/11/35                 (since November 1988). Formerly, Director, Financial Industry Consulting,
Trustee since 1991       Wolf & Company (consulting) (1987-1988); President, John Hancock Home
                         Mortgage Corporation (1984-1986); Senior Vice President of Treasury and
                         Financial Services, John Hancock Mutual Life Insurance Company, Inc.
                         (1982-1986).
------------------------------------------------------------------------------------------------------------------
William N. Searcy        Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications)        65
9/03/46                  (since November 1989); Trustee of 22 open-end mutual funds managed by Sun
Trustee since 2002       Capital Advisers, Inc. (since November 1998).
------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth      President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982        68
1/29/40                  to present). Formerly, President and Trustee, Trust for Investment Managers
Trustee since 2002       (registered investment company) (April 1999-June 2002); President,
                         Investment Company Administration, L.L.C. (January 1992*-July 2001);
                         President, Treasurer and Director, First Fund Distributors, Inc. (June
                         1990-January 2002); Vice President, Professionally Managed Portfolios (May
                         1991-January 2002) and Advisors Series Trust (October 1996-January 2002)
                         (registered investment companies); President, Guinness Flight Investment
                         Funds, Inc. (registered investment company) (June 1994-November 1998).

                         * Inception date of the corporation which was the predecessor to the L.L.C.
------------------------------------------------------------------------------------------------------------------


                                                                             XIX

INTERESTED TRUSTEE

NAME, DATE OF                                                                                            NUMBER OF
BIRTH, POSITION                                                                                          FUNDS IN
WITH THE FUND                                                                                            THE FUND
AND LENGTH OF                                                                                            COMPLEX
TIME SERVED (1),(2)  BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS                       OVERSEEN
------------------------------------------------------------------------------------------------------------------
Richard T. Hale(4)   Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc               198
7/17/45              Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director
Chairman since       and President, Investment Company Capital Corp. (registered investment
2002 and Trustee     advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to
since 1999           present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global
                     Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual
                     Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche
                     Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).

OFFICERS

NAME, DATE OF
BIRTH, POSITION
WITH THE FUND
AND LENGTH OF
TIME SERVED (1),(2)           BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.(5)     Managing Director of Deutsche Asset Management, Inc. (1999-present),
8/30/58                       Vice President and Director of Scudder Distributors, Inc.
President since 2002          (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service
                              Corp. (2000-present), Scudder Financial Services, Inc. (2000-present),
                              Scudder Investments Service Company (2001-present).
--------------------------------------------------------------------------------------------------------
Kenneth Murphy(5)             Vice President, Deutsche Asset Management (September 2000-present).
10/13/63                      Formerly, Director, John Hancock Signature Services (1992-2001);
Vice President and            Senior Manager, Prudential Mutual Fund Services (1987-1992).
Anti-Money Laundering
Compliance Officer
since 2002
--------------------------------------------------------------------------------------------------------
Charles A. Rizzo(5)           Director, Deutsche Asset Management (April 2000 to present); Formerly,
8/5/57                        Vice President and Department Head, BT Alex. Brown Incorporated (now
Treasurer since 2002          Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers &
                              Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).
--------------------------------------------------------------------------------------------------------
Daniel O. Hirsch              Managing Director, Deutsche Asset Management (2002-present) and
3/27/54                       Director, Deutsche Global Funds Ltd. (2002-present). Formerly,
Secretary since 1999          Director, Deutsche Asset Management (1999-2002), Principal, BT Alex.
                              Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                              Assistant General Counsel, United States Securities and Exchange
                              Commission (1993-1998).
--------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Equity 500 Index Portfolio.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)   Mr. Hale is a Trustee who is an "interested person" within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

(5)   Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

XX

Shareholder Meeting Results

A Special Meeting of Shareholders of Equity 500 Index Portfolio (the "Portfolio") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

                                                       NUMBER OF VOTES:
                                                --------------------------------
                                                   FOR                 WITHHELD
--------------------------------------------------------------------------------
Richard R. Burt                                 74,148,756             2,872,063
--------------------------------------------------------------------------------
S. Leland Dill                                  74,104,931             2,915,888
--------------------------------------------------------------------------------
Martin J. Gruber                                74,154,240             2,866,579
--------------------------------------------------------------------------------
Richard T. Hale                                 74,163,814             2,857,005
--------------------------------------------------------------------------------
Joseph R. Hardiman                              74,143,881             2,876,938
--------------------------------------------------------------------------------
Richard J. Herring                              74,172,569             2,848,250
--------------------------------------------------------------------------------
Graham E. Jones                                 74,129,257             2,891,562
--------------------------------------------------------------------------------
Rebecca W. Rimel                                74,150,413             2,870,406
--------------------------------------------------------------------------------
Philip Saunders, Jr.                            74,147,586             2,873,233
--------------------------------------------------------------------------------
William N. Searcy                               74,138,397             2,882,422
--------------------------------------------------------------------------------
Robert H. Wadsworth                             74,190,192             2,830,627
--------------------------------------------------------------------------------

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund's Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.")

               AFFIRMATIVE           AGAINST               ABSTAIN
--------------------------------------------------------------------------------
               72,696,312           2,262,518             2,061,989
--------------------------------------------------------------------------------

                                                                            XXI

APPENDIX B

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

                                TABLE OF CONTENTS


               ii.            Portfolio of Investments
            xviii.            Statement of Assets and Liabilities
              xix.            Statement of Operations
               xx.            Statements of Changes in Net Assets
              xxi.            Financial Highlights
             xxii.            Notes to Financial Statements
             xxiv.            Report of Independent Accountants

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                             SHARES           VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS (96.2% OF PORTFOLIO)
AUSTRALIA - 4.3%
  Amcor, Ltd. ....................................           13,183        $   63,024
  AMP Diversified Property Trust .................            3,000             4,409
  AMP, Ltd. ......................................           16,655           104,851
  Aristocrat Leisure, Ltd. .......................            3,833            10,101
  Australia & New Zealand
    Banking Group, Ltd. ..........................           22,640           221,188
  Australia Gas Light Co., Ltd. ..................            6,109            36,257
  Australian Stock Exchange, Ltd. ................            1,109             7,125
  BHP Steel, Ltd. (a) ............................           12,264            22,306
  BHP, Ltd. ......................................           54,220           309,892
  Boral, Ltd. ....................................            9,277            22,724
  Brambles Industries, Ltd. ......................           13,300            35,199
  BRL Hardy, Ltd. ................................            1,707             6,777
  BT Office Trust ................................           10,149             8,572
  Coca-Cola Amatil, Ltd. .........................            7,448            22,102
  Cochlear, Ltd. .................................              494            10,843
  Coles Myer, Ltd. ...............................           17,188            60,975
  Commonwealth Bank of Australia .................           18,546           281,967
  Commonwealth Property Office Fund ..............           17,686            11,652
  Computershare, Ltd. ............................            6,765             7,047
  CSL, Ltd. ......................................            2,075            25,238
  CSR, Ltd. ......................................           12,146            43,225
  David Jones, Ltd. ..............................            4,255             2,588
  Deutsche Office Trust ..........................           12,450             8,343
  Foster's Brewing Group, Ltd. ...................           30,592            77,518
  Futuris Corp., Ltd. ............................            4,416             3,258
  Gandel Retail Trust ............................           10,434             8,049
  General Property Trust .........................           31,803            53,187
  Goodman Fielder, Ltd. ..........................           23,838            23,893
  Harvey Norman Holdings, Ltd. ...................            4,136             6,125
  Iluka Resources, Ltd. ..........................            1,534             3,973
  James Hardie Industries NV .....................            5,782            22,237
  John Fairfax Holdings, Ltd. ....................            7,670            13,907
  Leighton Holdings, Ltd. ........................            1,682             9,632
  Lend Lease Corp. ...............................            5,634            30,837
  M.I.M. Holdings, Ltd. ..........................           25,662            21,820
  Macquarie Bank, Ltd. ...........................            2,835            37,675
  Macquarie Infrastructure Group .................           25,303            45,594
  Mayne Nickless, Ltd. ...........................           10,300            18,908
  Mirvac Group ...................................            8,925            20,806
  National Australia Bank, Ltd. ..................           22,894           409,308
  Newcrest Mining, Ltd. ..........................            5,793            23,487
  Newmont Mining Corp. ...........................                9                26
  News Corp., Ltd. ...............................           20,907        $  135,151
  NRMA Insurance Group, Ltd. .....................           20,661            31,878
  OneSteel, Ltd. .................................            8,780             8,899
  Orica, Ltd. ....................................            4,557            26,943
  Origin Energy, Ltd. ............................            6,871            14,354
  Pacific Dunlop, Ltd. ...........................            4,195            17,717
  PaperlinX, Ltd. ................................            6,407            18,364
  Patrick Corp., Ltd. ............................            1,663            12,267
  Publishing & Broadcasting, Ltd. ................            1,611             7,847
  QBE Insurance Group, Ltd. ......................            8,436            38,715
  Rio Tinto, Ltd. ................................            4,898            93,636
  Santos, Ltd. ...................................            8,708            29,519
  SciGen Ltd. ....................................            2,419               104
  Sonic Healthcare, Ltd. .........................            2,419             8,908
  Sons of Gwalia, Ltd. ...........................              866             1,263
  Southcorp, Ltd. ................................            8,190            21,214
  Stockland Trust Group ..........................            9,154            24,845
  Suncorp-Metway, Ltd. ...........................            7,014            44,038
  TAB, Ltd. ......................................            5,421             9,249
  TABCORP.Holdings, Ltd. .........................            5,536            33,199
  Telstra Corp., Ltd. ............................           31,657            78,613
  Transurban Group (a) ...........................            5,244            11,871
  Wesfarmers, Ltd. ...............................            5,111            76,555
  Westfield Holdings, Ltd. .......................            5,963            45,162
  Westfield Trust (a) ............................           32,209            62,935
  Westfield Trust ................................            1,486             2,845
  Westpac Banking Corp., Ltd. ....................           26,083           201,951
  Wmc Resorces Limited ...........................           16,156            38,391
  WMC, Ltd. ......................................           16,156            44,577
  Woodside Petroleum, Ltd. .......................            7,072            49,300
  Woolworths, Ltd. ...............................           16,103           103,370
-------------------------------------------------------------------------------------
        Total Australia ...........................................         3,450,325
=====================================================================================

AUSTRIA - 0.2%
  Bohler-Uddeholm AG .............................               98             4,538
  Erste Bank der oesterreichischen
    Sparkassen AG ................................              510            34,331
  Flughafen Wien AG ..............................              187             6,279
  Mayr-Melnhof Karton AG .........................              110             8,138
  Oesterreichische
    Elektrizitaetswirtschafts AG .................               81             6,896
  OMV AG .........................................              257            25,237
  RHI AG .........................................              182             1,404
  Telekom Austria AG (a) .........................            3,559            36,039

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                             SHARES           VALUE
-------------------------------------------------------------------------------------
AUSTRIA - CONTINUED
  VA Technologie AG ..............................              337        $    5,481
  Voest-Alpine AG ................................               93             2,259
  Wienerberger Baustoffindustrie AG ..............              497             8,840
-------------------------------------------------------------------------------------
        Total Austria .............................................           139,442
=====================================================================================

BELGIUM - 1.0%
  Agfa Gevaert NV ................................            1,620            36,124
  Barco NV .......................................              116             6,080
  Bekaert SA .....................................              464            21,010
  Colruyt NV .....................................              246            13,552
  Compagnie Maritime Belge SA ....................               49             2,638
  Delhaize Le Lion SA ............................            1,087            20,212
  Dexia ..........................................            9,285           115,261
  Electrabel SA ..................................              447           108,586
  Fortis .........................................           14,374           253,399
  Fortis, VVPR Strip .............................            6,030                63
  Groupe Bruxelles Lambert SA ....................              912            37,333
  Interbrew ......................................            2,059            48,613
  KBC Banassurance Holding NV ....................            1,299            41,424
  Omega Pharma SA ................................              112             3,211
  S.A. D'Ieteren NV ..............................               41             5,550
  Solvay SA ......................................              669            46,122
  UCB SA .........................................            1,147            36,108
  Union Miniere SA ...............................              320            13,811
-------------------------------------------------------------------------------------
        Total Belgium .............................................           809,097
=====================================================================================

DENMARK - 0.8%
  A/S Dampskibsselskabet
    Svendborg, Series B ..........................                3            30,516
  A/S Det Ostasiatiske Kompagni (a) ..............              200             4,634
  Bang & Olufsen Holding A/S, Series B ...........              125             2,525
  Carlsberg A/S, Series B ........................              250            11,002
  Coloplast A/S, Series B ........................              158            11,496
  D/S 1912, Series B .............................                5            35,107
  Danisco A/S ....................................              855            29,050
  Danske Bank ....................................            8,362           138,218
  DSV, Series B ..................................              250             6,075
  FLS Industries A/S, Series B ...................              400             3,193
  GN Store Nord A/S ..............................            2,581             7,548
  Group 4 Falck A/S ..............................            1,014            21,417
  H. Lundbeck A/S ................................            1,184            31,447
  ISS A/S (a) ....................................              686        $   24,714
  Kobenhavns Lufthavne A/S .......................               25             1,801
  NEG Micon A/S (a) ..............................               83             1,401
  NKT Holding A/S ................................              250             2,614
  Novo Nordisk A/S ...............................            4,207           121,544
  Novozymes A/S, Series B ........................            1,043            21,808
  Tele Danmark A/S ...............................            2,103            51,102
  Topdanmark A/S (a) .............................              233             6,748
  Vestas Wind Systems A/S ........................            2,095            20,866
  William Demant A/S (a) .........................              465            10,018
-------------------------------------------------------------------------------------
        Total Denmark .............................................           594,844
=====================================================================================

FINLAND - 1.9%
  Amer Group, Ltd. ...............................              200             7,324
  Fortum Oyj .....................................            3,712            24,345
  Instrumentarium Corp. ..........................              700            28,045
  KCI Konecranes International ...................               66             1,613
  Kesko Oyj ......................................            1,100            13,967
  Kone Corp. .....................................              480            14,410
  Metso Oyj ......................................            1,202            12,991
  Nokia Oyj ......................................           68,402         1,087,423
  Orion-Yhtyma Oyj, Series B .....................              367             8,203
  Outokumpu Oyj ..................................            1,716            14,946
  Pohjola Group PLC, Series B ....................              276             4,307
  Rautaruukki Oyj ................................            1,000             3,610
  Sampo-Leona Insurance, Series A ................            3,973            30,225
  Stora Enso Oyj, Series R .......................           10,213           107,705
  TietoEnator Oyj ................................            1,454            19,835
  UPM-Kymmene Oyj ................................            3,570           114,632
  Uponor Oyj .....................................              300             6,132
  Wartsila Oyj, Series B .........................            1,000            12,613
-------------------------------------------------------------------------------------
        Total Finland .............................................         1,512,326
=====================================================================================

FRANCE - 9.0%
  Accor SA .......................................            2,683            81,252
  Air France .....................................              753             7,301
  Alcatel SA, Series A ...........................           15,878            69,645
  Alstom .........................................            3,716            18,522
  Altran Technologies SA .........................              948             4,546
  Atos Origin SA (a) .............................              242             5,891
  Autoroutes du Sud de la
    France (ASF) (a) .............................            1,106            26,728

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                             SHARES           VALUE
-------------------------------------------------------------------------------------
FRANCE - CONTINUED
  Aventis SA .....................................            9,943        $  540,461
  Axa ............................................           20,355           273,186
  BNP Paribas SA .................................           11,803           480,925
  Bouygues SA ....................................            2,466            68,884
  Business Objects SA (a) ........................              949            13,971
  Cap Gemini SA ..................................            1,412            32,271
  Carrefour SA ...................................            7,882           350,935
  Club Mediterranee SA ...........................              402             9,660
  Compagnie de Saint-Gobain ......................            4,628           135,784
  Compagnie Francaise
    d'Etudes et de Construction SA ...............              240            17,176
  Compagnie Generale des
    Establissements Michelin .....................            1,900            65,515
  Dassault Systemes SA ...........................              730            15,734
  Essilor International SA .......................            1,526            62,851
  Etablissements Economiques du
    Casino Guichard-Perrachon SA .................              467            34,671
  European Aeronautic
    Defence & Space Co. ..........................            4,232            43,742
  France Telecom SA ..............................            5,756           100,747
  Groupe Danone ..................................            1,902           255,868
  Imerys .........................................               88            11,118
  L'Air Liquide SA ...............................            1,711           225,685
  L'Oreal SA .....................................            5,020           382,171
  Lafarge SA .....................................            2,437           183,610
  Lagardere S.C.A. ...............................            1,863            75,675
  LMVH (Louis Vuitton Moet Hennessy) .............            3,343           137,336
  Pechiney SA ....................................              928            32,564
  Pernod-Ricard SA ...............................              561            54,335
  Pinault-Printemps-Redoute SA ...................            1,013            74,515
  PSA Peugoet Citroen ............................            2,297            93,666
  Publicis SA ....................................            1,549            32,834
  Renault SA .....................................            2,255           105,961
  Sagem SA .......................................              217            14,687
  Sanofi-Synthelabo SA ...........................            5,968           364,789
  Schneider Electric SA ..........................            3,095           146,439
  Societe BIC SA .................................              544            18,752
  Societe Generale ...............................            4,476           260,675
  Societe Television Francaise 1 .................            1,922            51,349
  Sodexho Alliance SA ............................            1,279            29,526
  STMicroelectronics NV ..........................            8,474           166,105
  Suez SA, VVPR Strip ............................            4,375                46
  Suez SA ........................................           12,124           210,426
  Thales SA ......................................            1,047        $   27,719
  Thomson Multimedia (a) .........................            2,496            42,588
  Total Fina Elf S ...............................            9,367         1,337,752
  Total Fina Elf SA, VVPR Strip ..................            1,215                13
  Unibail SA .....................................              620            44,110
  Valeo SA .......................................              931            29,210
  Vinci SA .......................................              900            50,715
  Vivendi Universal SA ...........................           13,514           218,243
  Zodiac SA ......................................              481             9,787
-------------------------------------------------------------------------------------
        Total France ..............................................         7,148,667
=====================================================================================

GERMANY - 5.5%
  Adidas-Salomon AG ..............................              700            60,453
  Aixtron AG .....................................            1,016             4,851
  Allianz AG .....................................            2,719           258,639
  Altana AG ......................................              950            43,364
  BASF AG ........................................            8,150           308,561
  Bayer AG .......................................           10,350           222,101
  Bayer Hypo-und Vereinsbank AG ..................            4,934            78,801
  Beiersdorf AG, Series A ........................              433            48,208
  Buderus AG .....................................              500            11,543
  Continental AG .................................            1,653            25,845
  DaimlerChrysler AG .............................           12,506           385,162
  Deutsche Bank AG ...............................            8,209           378,157
  Deutsche Boerse AG .............................              900            36,039
  Deutsche Lufthansa AG ..........................            3,319            30,579
  Deutsche Post AG ...............................            5,107            53,590
  Deutsche Telekom AG ............................           30,875           396,881
  Douglas Holding AG .............................              656            11,585
  E.On AG ........................................            8,700           351,021
  Epcos AG .......................................              824             8,534
  Fresenius Medical Care AG ......................              591            24,472
  Gehe AG ........................................              228             8,876
  HeidelbergCement AG ............................              467            17,396
  HeidelbergCement AG, VVPR Strip ................              250                 3
  Infineon Technologies AG .......................            4,812            35,296
  KarstadtQuelle AG ..............................              765            13,245
  Linde AG .......................................            1,220            44,807
  MAN AG .........................................            1,608            22,189
  Merck KGAA .....................................              920            24,521
  Metro AG .......................................            2,012            48,031
  MLP AG .........................................              778             7,674
  Muenchener Rueckversich ........................            1,554           185,897

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                             SHARES           VALUE
-------------------------------------------------------------------------------------
GERMANY - CONTINUED
  Preussag AG ....................................            2,152        $   36,492
  ProSieben Sat. 1 Media AG ......................            1,199             8,178
  RWE AG .........................................            5,305           137,499
  SAP AG .........................................            2,972           235,520
  Schering AG ....................................            2,632           114,479
  Siemens AG .....................................           11,777           500,503
  ThyssenKrupp AG ................................            4,740            52,972
  Volkswagen AG ..................................            3,329           121,356
  WCM Beteiligungs-und
    Grundbesitz AG (a) ...........................            2,984             7,828
-------------------------------------------------------------------------------------
        Total Germany .............................................         4,361,148
=====================================================================================

GREECE - 0.2%
  Alpha Bank AE ..................................            1,364            16,489
  Aluminum of Greece SA ..........................               60             1,109
  Attica Enterprises Holding SA ..................              380               989
  Bank of Piraeus ................................            1,084             6,870
  Coca-Cola Hellenic Bottling Co. SA .............              875            12,138
  Commercial Bank of Greece ......................              630             9,559
  EFG Eurobank Ergasias ..........................            1,618            19,016
  EYDAP Athens Water Supply and
    Sewage Co. SA ................................              220               836
  Folli-Follie ...................................              100             1,696
  Greek Organization of Football
    Prognostics ..................................              707             7,449
  Hellenic Duty Free Shops SA ....................              160             1,017
  Hellenic Petroleum SA ..........................              852             4,935
  Hellenic Technodomiki SA .......................              566             3,504
  Hellenic Telecommunications
    Organization SA ..............................            2,578            28,351
  Intracom SA ....................................              513             2,304
  M. J. Maillis SA ...............................              220               942
  National Bank of Greece SA .....................            1,213            17,158
  Panafon Hellenic Telecom SA ....................            1,733             9,893
  Papastratos Cigarettes Co. .....................              120             2,012
  Public Power Corp. (PPC) .......................              490             6,777
  Technical Olympic SA ...........................              500             1,721
  Titan Cement Co. ...............................              265            10,166
  Viohalco, Hellenic Copper
    and Aluminum Industry SA .....................              796             3,174
-------------------------------------------------------------------------------------
        Total Greece ..............................................           168,105
=====================================================================================

HONG KONG - 1.3%
  Amoy Properties, Ltd. ..........................           13,000        $   12,586
  ASM Pacific Technology, Ltd. ...................            2,500             4,937
  Bank of East Asia, Ltd. ........................           16,200            27,733
  BOC Hong Kong (Holdings), Ltd. .................           37,500            38,470
  Cathay Pacific Airways .........................           12,000            16,388
  Cheung Kong (Holdings), Ltd. ...................           18,000           117,140
  Cheung Kong Infrastructure
    (Holdings), Ltd. .............................            5,000             8,560
  CLP Holdings, Ltd. .............................           23,100            93,012
  Esprit Holdings, Ltd. ..........................            3,122             5,244
  Giordano International, Ltd. ...................            8,000             3,129
  Hang Seng Bank, Ltd. ...........................            8,800            93,661
  Henderson Land
    Development Co., Ltd. ........................            7,000            21,049
  Hong Kong & China Gas Co., Ltd. ................           47,183            60,806
  Hong Kong Exchanges & Clearing, Ltd. ...........            8,000            10,053
  Hongkong Electric Holdings, Ltd. ...............           16,500            62,523
  Hutchison Whampoa, Ltd. ........................           24,800           155,191
  Hysan Development Co., Ltd. ....................           13,104             9,662
  Johnson Electronic Holdings, Ltd. ..............           16,500            18,196
  Li & Fung, Ltd. ................................           21,000            19,927
  MTR Corp. ......................................           15,600            16,503
  New World Development Co., Ltd. ................           26,100            12,969
  Pacific Century CyberWorks, Ltd. (a) ...........          141,665            22,344
  Shangri-La Asia, Ltd. ..........................           20,189            13,333
  Sino Land Co., Ltd. ............................           20,146             6,458
  South China Morning Post
    (Holdings), Ltd. .............................           16,533             6,890
  Sun Hung Kai Properties, Ltd. ..................           15,000            88,672
  Swire Pacific, Ltd. ............................           11,500            44,019
  Television Broadcast, Ltd. .....................            4,000            12,618
  Wharf (Holdings), Ltd. (The) ...................           14,000            26,480
-------------------------------------------------------------------------------------
        Total Hong Kong ...........................................         1,028,553
=====================================================================================

IRELAND - 0.7%
  Allied Irish Banks PLC .........................           13,435           184,683
  Bank of Ireland ................................           15,273           155,939
  CRH PLC ........................................            8,126           100,192
  DCC PLC ........................................              789             8,114
  Elan Corp. PLC (a) .............................            5,797            13,200
  Greencore Group PLC ............................            1,839             5,017
  Independent News & Media PLC ...................            4,093             6,442

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                   SHARES        VALUE
------------------------------------------------------------------------
IRELAND - CONTINUED
  Irish Life & Permanent PLC ...............         3,675     $  40,106
  Kerry Group PLC ..........................         2,269        30,238
  Ryanair Holdings PLC (a) .................         3,664        25,760
  Waterford Wedgwood PLC ...................         5,569         2,922
------------------------------------------------------------------------
    Total Ireland ........................................       572,613
========================================================================

ITALY - 3.7%
  ACEA SpA .................................         1,195         5,292
  Alitalia SpA (a) .........................        11,000         2,793
  Alleanza Assicurazioni ...................         5,702        43,200
  Assicurazioni Generali SpA ...............        14,732       302,995
  Autogrill SpA ............................         2,122        16,522
  Autostrade SpA ...........................        11,975       119,124
  Banca Di Roma SpA ........................        14,629        18,697
  Banca Fideuram SpA .......................         2,956        13,896
  Banca Intesa SpA .........................        52,642       111,031
  Banca Intesa SpA-RNC .....................         7,000        11,532
  Banca Monte dei Paschi di di Siena SpA ...         7,009        16,512
  Banca Nazionale del Lavoro ...............        14,423        15,967
  Banca Popolare di Milano Scrl ............         5,500        20,027
  Benetton Group SpA .......................         1,431        12,764
  Bipop-Carire SpA .........................        20,657         9,646
  Bulgari SpA ..............................         1,150         5,454
  e.Biscom (a) .............................            52         1,490
  Enel SpA .................................        31,376       163,304
  Eni ......................................        39,784       632,467
  Fiat SpA .................................         2,989        24,308
  Fiat SpA, RISP Non-Convertible ...........           539         2,364
  Gruppo Editoriale L'Espresso SpA .........         2,326         7,591
  Italcementi SpA ..........................         1,250        12,592
  Italgas SpA ..............................         2,638        35,875
  La Rinascente SpA ........................         1,589         7,370
  Luxottica Group SpA ......................         1,867        24,626
  Mediaset SpA .............................         8,600        65,517
  Mediobanca SpA ...........................         5,692        46,827
  Mediolanum SpA ...........................         3,012        15,519
  Mondadori (Arnoldo) Editore SpA ..........         2,810        17,397
  Parmalat Finanziaria SpA .................         7,253        17,277
  Pirelli SpA ..............................        19,500        18,007
  Riunione Adriatica di Sicurta SpA ........         5,270        64,148
  San Paolo - IMI SpA ......................        12,469        81,122
  Seat Pagine Gialle SpA (a) ...............        75,595        51,482
  Snam Rete Gas SpA ........................        11,126     $  37,944
  Snia SpA .................................         4,500         8,570
  Telecom Italia Mobile SpA ................        54,558       249,037
  Telecom Italia SpA .......................        35,830       271,833
  Telecom Italia SpA, RNC
    Non-Convertible ........................        26,400       133,250
  Tiscali SpA (a) ..........................         2,931        13,164
  UniCredito Italiano SpA ..................        48,997       195,890
------------------------------------------------------------------------
    Total Italy ..........................................     2,924,423
========================================================================

JAPAN - 20.3%
  77 Bank, Ltd. ............................         3,000        12,286
  ACOM Co., Ltd. ...........................         1,010        33,193
  ADERANS Co., Ltd .........................           200         4,466
  Advantest Corp. ..........................         1,100        49,313
  Aeon Credit Service Co., Ltd. ............           400        14,528
  Aiful Corp. ..............................           650        24,429
  Ajinomoto Co., Inc .......................         8,000        83,526
  All Nippon Airways Co., Ltd. (ANA) (a) ...        10,000        18,455
  ALPS Electric Co., Ltd. ..................         2,000        22,078
  Amada Co., Ltd. ..........................         3,000         8,191
  Amano Corp. ..............................         1,000         6,109
  Anritsu Corp. ............................         2,000         7,651
  Aoyama Trading Co., Ltd. .................           600         8,444
  Ariake Japan Co., Ltd. ...................           200         5,663
  Asahi Breweries, Ltd. ....................         6,000        39,336
  Asahi Chemical Industry, Ltd. ............        19,000        47,072
  Asahi Glass Co., Ltd. ....................        11,000        67,389
  Asatsu-Dk, Inc. ..........................           400         7,095
  Ashikaga Bank, Ltd. (a) ..................        11,000        12,699
  Autobacs Seven Co., Ltd. .................           300         6,130
  Bank of Fukuoka, Ltd. (The) ..............         8,000        32,089
  Bank of Yokohama, Ltd. (The) .............        13,000        51,378
  Banyu Pharmaceutical Co., Ltd. ...........         2,000        18,775
  Bellsystem24, Inc. .......................            50         9,762
  Benesse Corp. ............................         1,000        11,208
  Bridgestone Corp. ........................         8,000        99,098
  Canon, Inc. ..............................        12,000       452,010
  Capcom Co., Ltd. .........................           600         9,035
  Casio Computer Co., Ltd. .................         3,000        16,710
  Central Japan Railway Co. ................            15        93,410
  Chiba Bank, Ltd. (The) ...................         9,000        28,668
  Chubu Electric Power Co. .................         9,000       160,782
  Chugai Pharmaceutical Co., Ltd. ..........         2,600        24,758

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                      SHARES       VALUE
-------------------------------------------------------------------------
JAPAN - CONTINUED
  Citizen Watch Co., Ltd. ....................         4,000     $ 17,831
  Coca-Cola West Japan Co., Ltd. .............           200        2,991
  Credit Saison Co., Ltd. ....................         1,700       29,009
  CSK Corp. ..................................         1,100       23,081
  DAI Nippon Printing Co., Ltd. ..............         8,000       88,514
  Daicel Chemical Industries, Ltd. ...........         4,000       11,292
  Daiei, Inc. (The) (a) ......................         5,000        5,435
  Daifuku Co., Ltd. ..........................         1,000        3,000
  Daiichi Pharmaceutical Co., Ltd. ...........         2,900       41,617
  Daikin Industries, Ltd. ....................         2,000       31,685
  Daimaru, Inc. (The) ........................         3,000        8,949
  Dainippon Ink & Chemicals, Inc. ............        10,000       16,011
  Dainippon Screen MFG. Co., Ltd. ............         1,000        3,489
  Daito Trust Construction Co., Ltd. .........         1,000       22,120
  Daiwa House Industry Co., Ltd. .............         6,000       33,774
  Daiwa Securities Group, Inc. ...............        15,000       66,613
  Denki Kagaku Kogyo Kabushiki Kaisha ........         3,000        6,548
  Denso Corp. ................................         6,700      109,926
  Dowa Mining Co., Ltd. ......................         4,000       16,853
  East Japan Railway Co. .....................            58      287,874
  Ebara Corp. ................................         4,000       12,370
  Eisai Co., Ltd. ............................         3,300       74,109
  FamilyMart Co., Ltd. .......................           600       11,755
  FANUC, Ltd. ................................         1,500       66,360
  Fast Retailing Co., Ltd. ...................           800       28,179
  Fuji Electric Co., Ltd. ....................         6,000       10,466
  Fuji Machine MFG. Co., Ltd. ................           300        2,831
  Fuji Photo Film Co., Ltd. ..................         6,000      195,669
  Fuji Soft ABC, Inc. ........................           400        6,320
  Fuji Television Network, Inc. ..............             4       16,112
  Fujikura, Ltd. .............................         5,000       11,882
  Fujisawa Pharmaceutical Co., Ltd. ..........         3,000       68,636
  Fujitsu Support & Service, Inc. ............           400        4,652
  Fujitsu, Ltd. ..............................        22,000       62,847
  Furukawa Electric Co., Ltd. (The) ..........         7,000       14,688
  Gunma Bank, Ltd. (The) .....................         6,000       26,089
  Gunze, Ltd. ................................         2,000        7,365
  Hankyu Department Stores, Inc. .............         1,000        4,829
  Hino Motors, Ltd. ..........................         3,000       10,289
  Hirose Electric Co., Ltd. ..................           500       38,173
  Hitachi Cable, Ltd. ........................         1,000        2,494
  Hitachi Software Engineering Co., Ltd. .....           400        9,101
  Hitachi Zosen Corp. (a) ....................         7,000        1,475
  Hitachi, Ltd. ..............................        39,000      149,532
  Hokuriku Bank, Ltd. (The) (a) ..............        10,000       13,483
  Honda Motor Co., Ltd. ......................         8,700      321,842
  House Food Corp. ...........................         1,000        9,446
  Hoya Corp. .................................         1,500      105,039
  Isetan Co., Ltd. ...........................         2,500       17,148
  Ishihara Sangyo Kaisha, Ltd. (a) ...........         3,000        3,084
  Ishikawajima-Harima Heavy
    Industries Co., Ltd. .....................        19,000       17,292
  Ito En, Ltd. ...............................           400       13,550
  Ito-Yokado Co., Ltd. .......................         5,000      147,468
  Itochu Corp. ...............................        17,000       36,816
  Itochu Techno-Science Corp. ................           400        8,477
  Japan Airlines Systems Corp. (a) ...........        14,000       29,847
  Japan Tobacco, Inc. ........................            11       73,599
  Jfe Holding, Inc. (a) ......................         6,700       81,358
  JGC Corp. ..................................         3,000       16,786
  Joyo Bank, Ltd. (The) ......................        11,000       30,589
  JSR Corp. ..................................         2,000       20,089
  Jusco Co., Ltd. ............................         3,400       80,509
  Kajima Corp. ...............................        10,000       22,331
  Kaken Pharmaceutical Co., Ltd. .............         1,000        4,154
  Kamigumi Co., Ltd. .........................         3,000       14,410
  Kanebo, Ltd. (a) ...........................         5,000        4,761
  Kaneka Corp. ...............................         4,000       21,404
  Kansai Electric Power Co. (The) ............         9,700      146,558
  Kao Corp. ..................................         8,000      175,613
  Katokichi Co., Ltd. ........................           400        6,000
  Kawasaki Heavy Industries, Ltd. (a) ........        13,000       10,297
  Kawasaki Kisen Kaisha, Ltd. ................         4,000        6,876
  Keihin Electric Express Railway Co., Ltd. ..         4,000       18,202
  Keio Electric Railway Co., Ltd. ............         7,000       37,103
  Keyence Corp. ..............................           400       69,605
  Kikkoman Corp. .............................         3,000       20,806
  Kinden Corp. ...............................         1,000        3,691
  Kinki Nippon Railway Co., Ltd. .............        19,000       40,988
  Kirin Brewery Co., Ltd. ....................        10,000       63,622
  Kokuyo Co., Ltd. ...........................         2,000       16,634
  Komatsu, Ltd. ..............................        13,000       42,395
  Komori Corp. ...............................         1,000       10,171

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                 SHARES       VALUE
--------------------------------------------------------------------
JAPAN - CONTINUED
  Konami Co., Ltd. ...........................     1,200     $ 27,707
  Konica Corp. ...............................     4,000       29,022
  Koyo Seiko Co., Ltd. .......................     1,000        4,441
  Kubota Corp. ...............................    13,000       35,274
  Kuraray Co., Ltd. ..........................     6,000       37,212
  Kurita Water Industries, Ltd. ..............     2,000       20,140
  Kyocera Corp. ..............................     2,300      133,926
  Kyowa EXEO Corp. ...........................     1,000        3,160
  Kyowa Hakko Kogyo Co., Ltd. ................     4,000       16,584
  Kyushu Electric Power Co. ..................     5,500       80,458
  Lawson, Inc. ...............................       900       21,690
  Mabuchi Motor Co., Ltd. ....................       400       36,808
  Makita Corp. ...............................     1,000        7,247
  Marubeni Corp. (a) .........................    20,000       18,370
  Marui Co., Ltd. ............................     4,000       39,167
  Matsushita Electric Industrial Co., Ltd. ...    30,400      299,722
  Matsushita Electric Works, Ltd. ............     6,000       37,111
  Meiji Milk Products Co., Ltd. ..............     2,000        6,303
  Meiji Seika Kaisha, Ltd. ...................     3,000        8,823
  Meitec Corp. ...............................       400        9,775
  Millea Holdings, Inc. ......................        25      179,911
  Minebea Co., Ltd. ..........................     5,000       17,401
  Mitsubishi Chemical Corp. ..................    23,000       45,934
  Mitsubishi Corp. ...........................    14,000       85,531
  Mitsubishi Electric Corp. ..................    22,000       50,796
  Mitsubishi Estate Co., Ltd. ................    13,000       99,031
  Mitsubishi Gas Chemical Co., Inc. ..........     3,000        4,171
  Mitsubishi Heavy Industries, Ltd. ..........    40,000       97,750
  Mitsubishi Logistics Corp. .................     1,000        4,879
  Mitsubishi Materials Corp. .................    11,000       12,050
  Mitsubishi Paper Mills, Ltd. ...............     2,000        2,427
  Mitsubishi Rayon Co., Ltd. .................     8,000       18,269
  Mitsubishi Tokyo Financial Group, Inc. .....        61      331,555
  Mitsui & Co., Ltd. .........................    17,000       79,363
  Mitsui Chemicals, Inc. .....................     8,000       35,662
  Mitsui Engineering & Shipbuilding Co.,
    Ltd. (a) .................................     8,000        5,798
  Mitsui Fudosan Co., Ltd. ...................    10,000       64,886
  Mitsui Marine & Fire Insurance Co., Ltd. ...    18,400       84,658
  Mitsui Mining & Smelting Co., Ltd. .........     8,000       18,471
  Mitsui O.S.K. Lines, Ltd. ..................    12,000     $ 24,876
  Mitsui Trust Holdings, Inc. ................     9,300       15,125
  Mitsukoshi, Ltd. ...........................     6,000       12,488
  Mitsumi Electric Co., Ltd. .................     1,100       10,020
  Mizuho Holdings, Inc. ......................        99       92,601
  Mori Seiki Co., Ltd. .......................     1,000        5,090
  Murata Manufacturing Co., Ltd. .............     3,300      129,308
  Namco, Ltd. ................................       400        6,701
  NEC Corp. ..................................    19,000       71,088
  Net One Systems Co., Ltd. ..................         1        4,256
  NGK Insulators, Ltd. .......................     4,000       21,842
  NGK Spark Plug Co., Ltd. ...................     3,000       19,415
  Nichirei Corp. .............................     2,000        5,612
  Nidec Corp. ................................       500       31,179
  Nikko Cordial Corp. ........................    18,000       60,672
  Nikon Corp. ................................     4,000       30,067
  Nintendo Co., Ltd. .........................     1,400      130,833
  Nippon COMSYS Corp. ........................     1,000        3,388
  Nippon Express Co., Ltd. ...................    11,000       43,103
  Nippon Kayaku Co., Ltd. ....................     2,000        7,432
  Nippon Meat Packers, Inc. ..................     2,000       19,971
  Nippon Mining Holdings, Inc. ...............     7,500       10,049
  Nippon Mitsubishi Oil Corp. ................    18,000       81,604
  Nippon Sanso Corp. .........................     2,000        6,067
  Nippon Sheet Glass Co., Ltd. ...............     5,000        8,974
  Nippon Shokubai Co., Ltd. ..................     1,000        4,205
  Nippon Steel Corp. .........................    72,000       84,335
  Nippon System Development Co., Ltd. ........       400        4,685
  Nippon Telegraph and Telephone Corp. .......        96      348,664
  Nippon Unipac Holding ......................        16       69,436
  Nippon Yusen Kabushiki Kaisha ..............    14,000       47,190
  Nishimatsu Construction Co., Ltd. ..........     4,000       11,764
  Nissan Chemical Industries, Ltd. ...........     1,000        3,741
  Nissan Motor Co., Ltd. .....................    31,000      241,898
  Nisshin Flour Milling Co., Ltd. ............     2,000       13,314
  Nisshinbo Industries, Inc. .................     2,000        6,944
  Nissin Food Products Co., Ltd. .............     1,300       29,030
  Nitto Denko Corp. ..........................     2,000       56,965
  Nomura Securities Co., Ltd. (The) ..........    24,000      269,790
  Noritake Co., Ltd. .........................     1,000        2,848
  NSK, Ltd. ..................................     7,000       18,050
  NTN Corp. ..................................     4,000       13,820

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                SHARES       VALUE
-------------------------------------------------------------------
JAPAN - CONTINUED
  NTT Data Corp. ........................           22     $ 60,807
  NTT DoCoMo, Inc. ......................          317      585,009
  Obayashi Corp. ........................        8,000       17,797
  OBIC Co., Ltd. ........................          100       17,401
  Oji Paper Co., Ltd. ...................       12,000       51,572
  Oki Electric Industry Co., Ltd. .......        6,000        9,708
  Okumura Corp. .........................        3,000        9,682
  Olympus Optical Co., Ltd. .............        3,000       48,892
  Omron Corp. ...........................        3,000       44,240
  Onward Kashiyama Co., Ltd. ............        1,000        7,837
  Oracle Corp., Japan ...................          600       14,536
  Oriental Land Co., Ltd. ...............          700       42,412
  Orix Corp. ............................        1,100       70,911
  Osaka Gas Co., Ltd. ...................       30,000       74,071
  Paris Miki, Inc. ......................          400        5,632
  Pioneer Corp. .........................        1,800       33,749
  Promise Co., Ltd. .....................        1,200       42,774
  Q.P. Corp. ............................        1,000        7,921
  Resona Holdings, Inc. (a) .............       58,000       31,769
  Ricoh Co., Ltd. .......................        8,000      131,255
  Rohm Co., Ltd. ........................        1,500      190,992
  Saizeriya Co., Ltd. ...................          100        1,481
  Sanden Corp. ..........................        1,000        3,270
  Sankyo Co., Ltd. ......................        5,400       67,756
  Sanrio Co., Ltd. ......................          500        2,486
  Sanyo Electric Co., Ltd. ..............       21,000       54,681
  Sapporo Breweries, Ltd. ...............        5,000        8,258
  Secom Co., Ltd. .......................        2,500       85,742
  Sega Corp. (a) ........................        1,600       15,775
  Seino Transportation Co., Ltd. ........        2,000       11,713
  Seiyu, Ltd. (The) (a) .................        4,000       11,696
  Sekisui Chemical Co., Ltd. ............        8,000       20,696
  Sekisui House, Ltd. ...................        7,000       49,549
  Seven-Eleven Japan Co., Ltd. ..........        5,000      152,524
  Sharp Corp. ...........................       12,000      113,963
  Shimachu Co., Ltd. ....................          400        8,090
  Shimamura Co., Ltd. ...................          300       19,112
  Shimano, Inc. .........................          900       13,651
  Shimizu Corp. .........................        8,000       20,022
  Shin-Etsu Chem Co., Ltd. ..............        5,100      167,178
  Shionogi & Co., Ltd. ..................        4,000       56,560
  Shiseido Co., Ltd. ....................        5,000       65,012
  Shizuoka Bank, Ltd. (The) .............        8,000       51,572
  Showa Denko K.K. (a) ..................       14,000     $ 17,814
  Showa Shell Sekiyu K.K. ...............        1,000        6,944
  Skylark Co., Ltd. .....................        1,300       17,243
  SMC Corp. .............................          700       65,712
  Snow Brand Milk Products Co., Ltd. (a)         2,500        3,623
  Softbank Corp. ........................        2,800       31,971
  Sony Corp. ............................       12,100      505,738
  Stanley Electric Co., Ltd. ............        2,000       22,331
  Sumitomo Bakelite Co., Ltd. ...........        3,000       12,387
  Sumitomo Chemical Co., Ltd. ...........       14,000       55,330
  Sumitomo Corp. ........................       10,000       42,976
  Sumitomo Electric Industries, Ltd. ....        7,000       45,361
  Sumitomo Forestry Co., Ltd. ...........        1,000        5,528
  Sumitomo Heavy Industries, Ltd. (a) ...       12,000        6,674
  Sumitomo Metal Industries, Ltd. (a) ...       47,000       17,030
  Sumitomo Metal Mining Co., Ltd. .......        6,000       25,027
  Sumitomo Mitsui Financial Group, Inc. .           51      159,442
  Sumitomo Osaka Cement Co., Ltd. .......        3,000        3,944
  Sumitomo Realty & Development Co., Ltd.        5,000       20,351
  Sumitomo Trust & Banking Co, Ltd. .....       11,000       44,586
  Suruga Bank, Ltd. .....................        3,000       11,806
  Suzuken Co., Ltd. .....................          400        9,640
  Taiheiyo Cement Corp. .................        9,800       12,387
  Taisei Corp. ..........................       10,000       15,927
  Taisho Pharmaceutical Co., Ltd. .......        2,000       29,409
  Taiyo Yuden Co., Ltd. .................        1,000       10,601
  Takara Shuzo Co., Ltd. ................        3,000       13,070
  Takashimaya Co., Ltd. .................        4,000       15,674
  Takeda Chemical Industries, Ltd. ......       11,000      459,762
  Takefuji Corp. ........................        1,020       58,878
  Takuma Co., Ltd. ......................        1,000        5,393
  TDK Corp. .............................        1,500       60,420
  Teijin, Ltd. ..........................       10,000       23,932
  Teikoku Oil Co., Ltd. .................        3,000       11,983
  Terumo Corp. ..........................        2,800       38,743
  THK Co., Ltd. .........................        1,500       16,521
  TIS, Inc. .............................          400        5,905
  Tobu Railway Co., Ltd. ................        9,000       23,890
  Toda Corp. ............................        2,000        3,354
  Toho Co., Ltd. ........................        2,100       20,156
  Tohoku Electric Power Co., Inc. .......        5,700       83,913
  Tokyo Electric Power Co., Inc. ........       15,800      300,236

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                   SHARES          VALUE
-------------------------------------------------------------------------
JAPAN - CONTINUED
  Tokyo Electron, Ltd. ....................          2,100     $   95,028
  Tokyo Gas Co., Ltd. .....................         36,000        112,851
  Tokyo Style Co., Ltd. ...................          1,000          8,477
  Tokyu Corp. .............................         13,000         45,791
  TonenGeneral Sekiyu K.K. ................          5,000         32,864
  Toppan Printing Co., Ltd. ...............          8,000         60,201
  Toray Industries, Inc. ..................         18,000         38,224
  Toshiba Corp. ...........................         39,000        122,255
  Tosoh Corp. .............................          8,000         19,280
  Tostem Corp. ............................          3,000         45,504
  Toto, Ltd. ..............................          5,000         18,497
  Toyo Seikan Kaisha, Ltd. ................          2,000         23,848
  Toyobo Co., Ltd. ........................         11,000         14,368
  Toyoda Gosei Co., Ltd. ..................            600         11,275
  Toyota Industries Corp. .................          1,400         21,058
  Toyota Motor Corp. ......................         32,500        873,641
  Trans Cosmos, Inc. ......................            200          2,044
  Trend Micro, Inc. .......................          1,000         17,106
  Ube Industries, Ltd. ....................          8,000          8,022
  UFJ Holdings, Inc. (a) ..................             54         54,605
  Uni-Charm Corp. .........................            500         19,845
  UNY Co., Ltd. ...........................          2,000         19,567
  Ushio, Inc. .............................          1,000         10,955
  Wacoal Corp. ............................          1,000          7,710
  West Japan Railway Co. ..................             19         67,405
  World Co., Ltd. .........................            700         13,449
  Yakult Honsha Co., Ltd. .................          2,000         22,786
  Yamada Denki Co., Ltd. ..................            900         18,998
  Yamaha Corp. ............................          2,600         24,035
  Yamaha Motor Co., Ltd. ..................          1,000          8,258
  Yamanouchi Pharmaceutical Co., Ltd. .....          4,400        127,547
  Yamato Transport Co., Ltd. ..............          5,000         65,307
  Yamazaki Baking Co., Ltd. ...............          3,000         16,811
  Yasuda Fire & Marine
  Insurance Co., Ltd. .....................         11,000         64,237
  Yokogawa Electric Corp. ................           3,000         18,631
-------------------------------------------------------------------------
    Total Japan ..........................................     16,072,383
=========================================================================

LUXEMBOURG - 0.1%
  Arcelor (a) .............................          5,222         64,222
-------------------------------------------------------------------------
    Total Luxembourg .....................................         64,222
=========================================================================

NETHERLANDS - 5.5%
  ABN AMRO Holding NV .....................         21,356     $  349,144
  Aegon NV ................................         19,589        252,011
  Akzo Nobel NV ...........................          4,344        137,799
  ASM Lithography Holding NV (a) ..........          6,507         54,352
  Buhrmann NV .............................          1,642          7,168
  Elsevier NV .............................          9,061        110,769
  Getronics NV ............................          6,234          3,794
  Hagemeyer NV ............................          1,028          7,443
  Heineken NV .............................          2,975        116,131
  IHC Caland NV ...........................            439         23,171
  ING Groep NV ............................         25,634        434,147
  KLM Royal Dutch Airlines ................            458          4,412
  Koninklijke (Royal) KPN NV (a) ..........         25,985        169,056
  Koninklijke (Royal) Philips Electronics
    NV ....................................         19,939        349,411
  Koninklijke Ahold NV ....................          9,727        123,504
  Koninklijke Numico NV ...................          2,009         25,298
  Oce NV ..................................          1,001         11,029
  Qiagen NV (a) ...........................          2,204         11,217
  Royal Dutch Petroleum Co ................         32,072      1,411,806
  Royal Vendex KBB NV .....................          1,635         17,757
  TNT Post Group NV .......................          5,153         83,542
  Unilever NV .............................          8,643        531,017
  Vedior NV ...............................          1,927         11,000
  VNU NV ..................................          3,354         87,460
  Wolters Kluwer NV .......................          4,092         71,279
-------------------------------------------------------------------------
    Total Netherlands ....................................      4,403,717
=========================================================================

NEW ZEALAND - 0.2%
  Auckland International Airport, Ltd. ....          2,438          7,077
  Carter Holt Harvey, Ltd. ................         13,779         12,612
  Contact Energy, Ltd. ....................          4,649          9,654
  Fisher & Paykel Appliances Holdings,
    Ltd., Series H ........................            636          3,343
  Fisher & Paykel Industries, Ltd. ........            806          3,984
  Fletcher Building, Ltd. .................         10,003         17,527
  Fletcher Challenge Forests, Ltd. (a) ....          1,876            971
  Independent Newspapers, Ltd. ............            651          1,039
  Sky City Entertainment Group, Ltd. ......          3,284         13,896
  Telecom Corp. of New Zealand, Ltd. ......         25,076         59,416
  Tower, Ltd. .............................            670            736
  Warehouse Group, Ltd. ...................          2,607          9,982
-------------------------------------------------------------------------
    Total New Zealand ....................................        140,237
=========================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                 SHARES        VALUE
---------------------------------------------------------------------
NORWAY - 0.5%
  Bergesen d.y. ASA, Series A .............          323     $  6,155
  Bergesen d.y. ASA, Series B .............          200        3,233
  Den Norsske Bank ........................        5,805       27,317
  EDB Business Partner ASA (a) ............          200          534
  Frontline, Ltd. .........................        1,141        9,964
  Gjensidige Nor ASA (a) ..................          822       26,934
  Kvaerner ASA, Series A (a) ..............        5,252        2,805
  Merkantildata ASA (a) ...................        1,600        1,201
  Nera ASA ................................        1,093        1,183
  Norsk Hydro ASA .........................        2,323      104,116
  Norske Skogindustrier ASA ...............        1,531       21,658
  Orkla ASA ...............................        3,042       51,814
  Schibsted ASA ...........................          600        6,236
  Smedvig ASA, Series A ...................          400        1,906
  Smedvig ASA, Series B ...................          200          811
  Statoil ASA .............................        6,758       57,066
  Storebrand ASA ..........................        2,458        9,225
  Tandberg ASA (a) ........................        2,316       13,372
  Telenor ASA .............................        7,156       27,373
  Tomra Systems ASA .......................        2,801       18,235
---------------------------------------------------------------------
    Total Norway .......................................      391,138
=====================================================================

PORTUGAL - 0.3%
  Banco Comercial Portugues SA ............       21,420       51,247
  Banco Espirito Santo SA, Registered .....        1,541       20,213
  BPI - SGPS SA ...........................        5,732       13,112
  Brisa-Auto Estrada de Portugal SA .......        2,969       16,450
  CIMPOR-Cimentos de Portugal, SGPS SA ....          319        5,356
  Electridade de Portugal SA ..............       23,120       38,575
  Jeronimo Martins SGPS SA (a) ............          723        5,273
  Portugal Telecom SGPS SA ................       13,929       95,737
  PT Multimedia-Servicos de
    Telecomunicacoes e Multimedia SA (a) ..          281        2,954
  Sonae, S.G.P.S. SA ......................       24,685       10,361
---------------------------------------------------------------------
    Total Portugal .....................................      259,278
=====================================================================

SINGAPORE - 0.8%
  Allgreen Properties, Ltd. ...............        2,000     $  1,096
  Capitaland, Ltd. ........................       27,000       17,279
  Chartered Semiconductor Manufacturing,
    Ltd. (a) ..............................       12,401        5,076
  City Developments, Ltd. .................        7,487       17,957
  Creative Technology, Ltd. ...............          600        4,255
  Cycle & Carriage, Ltd. ..................        1,869        3,664
  Datacraft Asia, Ltd. ....................        1,000          655
  DBS Group Holdings, Ltd. ................       16,000      101,469
  First Capital Corp., Ltd. ...............        4,000        1,637
  Fraser & Neave, Ltd. ....................        2,313       10,401
  GES International, Ltd. .................        3,000          510
  Haw Par Corp., Ltd. .....................        2,746        5,161
  Hotel Properties, Ltd. ..................        4,000        2,145
  Keppel Corp., Ltd. ......................        9,356       19,958
  Keppel Land, Ltd. .......................        2,000        1,119
  NatSteel, Ltd. ..........................        2,000        2,375
  Neptune Orient Lines, Ltd. (a) ..........       23,000       12,199
  Oversea-Chinese Banking Corp., Ltd. .....       15,365       85,483
  Overseas Union Enterprise, Ltd. .........        2,069        6,978
  Parkway Holdings, Ltd. ..................        7,063        3,074
  SembCorp Industries, Ltd. ...............       11,000        4,978
  SembCorp Logistics, Ltd. ................        2,000        1,810
  SembCorp Marine, Ltd. ...................        2,000        1,044
  Singapore Airlines, Ltd. ................        8,394       49,362
  Singapore Exchange, Ltd. ................        3,000        2,127
  Singapore Food Industries ...............        2,265          914
  Singapore Land, Ltd. ....................        1,000        1,822
  Singapore Press Holdings, Ltd. ..........        5,020       52,674
  Singapore Technologies
    Engineering, Ltd. .....................       15,000       14,269
  Singapore Telecommunications, Ltd. ......      100,437       71,802
  SMRT Corp, Ltd. .........................        2,000          663
  ST Assembly Test Services, Ltd. (a) .....        1,000          663
  United Overseas Bank, Ltd. ..............       18,251      124,162
  United Overseas Land, Ltd. ..............        7,327        6,801
  Venture Manufacturing (Singapore), Ltd. .        3,000       24,041
  Wing Tai Holdings, Ltd. .................        5,000        1,499
---------------------------------------------------------------------
    Total Singapore ....................................      661,122
=====================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                  SHARES         VALUE
-----------------------------------------------------------------------
SPAIN - 2.9%
  Acciona SA ..............................           264     $  10,873
  Acerinox SA .............................           453        16,633
  ACS SA ..................................           438        14,087
  Aguas De Barcelona ......................             7            66
  Altadis SA, Series A ....................         3,865        88,171
  Amadeus Global Travel
    Distribution SA, Series A .............         3,864        15,935
  Autopistas, Concesionaria Espanola SA ...         1,403        15,900
  Banco Bilbao Vizcaya Argentaria SA ......        40,434       386,953
  Banco Santander Central Hispano SA ......        57,718       396,101
  Corporacion Mapfre, Compania
    Internacional de Reaseguros SA ........         1,809        14,674
  Empresa Nacional de Electricidad SA .....        12,314       144,076
  Fomento de Construcciones y Contratas SA            710        15,944
  Gas Natural SDG SA ......................         2,979        56,487
  Grupo Dragados SA .......................         1,460        24,819
  Grupo Ferrovial SA ......................           583        14,774
  Iberdrola SA ............................        10,677       149,571
  Iberia Lineas Aereas de Espana SA .......         4,227         6,210
  Industria de Diseno Textil, SA ..........         2,892        68,311
  Metrovacesa SA ..........................           468         9,920
  NH Hoteles SA (a) .......................           939         8,070
  Promotora de Informaciones SA ...........           328         2,137
  Puleva Biotech SA (a) ...................           110           349
  Repsol YPF SA ...........................        12,491       165,152
  Sociedad General de Aguas de Barcelona SA           752         7,575
  Sol Melia SA ............................         1,026         4,059
  Telefonica Publicidad e Informacion SA ..         1,477         4,696
  Telefonica SA (a) .......................        61,498       550,462
  TelePizza SA (a) ........................         4,299         3,383
  Terra Networks SA (a) ...................         6,380        26,846
  Union Electrica Fenosa SA ...............         3,092        40,719
  Vallehermoso SA .........................         1,544        16,040
  Zeltia SA ...............................         2,599        14,782
-----------------------------------------------------------------------
    Total Spain .........................................     2,293,775
=======================================================================


SWEDEN - 1.6%
  Assa Abloy AB, Series B .................         3,716     $  42,434
  Atlas Copco AB, Series A ................         1,785        34,826
  Atlas Copco AB, Series B ................           500         8,866
  Drott AB, Series B ......................         1,400        15,585
  Electrolux AB ...........................         3,905        61,622
  Eniro AB ................................         1,864        11,766
  Gambro AB, Series A .....................         1,600         8,906
  Gambro AB, Series B .....................           800         4,444
  Hennes & Mauritz AB (H&M), Series B .....         5,935       114,431
  Hoganas AB, Series B ....................           107         2,026
  Holmen AB, Series B .....................           600        14,564
  Modern Times Group MTG AB (a) ...........           475         3,843
  Nobel Biocare Holding AG ................           183        11,677
  Nordea AB ...............................        28,150       124,058
  OM Gruppen AB ...........................           500         2,387
  Sandvik AB ..............................         2,900        64,734
  Sapa AB .................................           100         1,836
  SAS AB (a) ..............................           530         3,005
  Securitas AB, Series B ..................         3,716        44,353
  Skandia Forsakrings AB ..................        10,878        28,964
  Skandinaviska Enskilda Banken (SEB),
    Series A ..............................         5,954        49,541
  Skanska AB ..............................         4,700        27,510
  SKF AB, Series A ........................           400        10,352
  SKF AB, Series B ........................           967        25,081
  SSAB Svenskt Stal AB, Series A ..........           400         4,728
  SSAB Svenskt Stal AB, Series B ..........           200         2,238
  Svenska Cellulosa AB (SCA), Series B ....         2,233        75,345
  Svenska Handelsbanken AB, Series A ......         7,251        96,532
  Svenska Handelsbanken AB, Series B ......           500         6,370
  Swedish Match AB ........................         5,205        40,919
  Tele2 AB, Series B (a) ..................         1,289        34,099
  Telefonaktiebolaget LM Ericsson, New (a)        191,592       134,129
  Telia AB ................................        23,286        87,657
  Trelleborg AB, Series B .................         1,300        10,518
  Volvo AB, Series A ......................         1,700        26,534
  Volvo AB, Series B ......................         2,385        38,868
  WM-Data AB, Series B ....................         2,500         2,181
-----------------------------------------------------------------------
    Total Sweden ........................................     1,276,929
=======================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                SHARES         VALUE
-----------------------------------------------------------------------
SWITZERLAND - 8.2%
  ABB, Ltd ..............................         13,473     $   38,294
  Adecco SA .............................          1,808         70,871
  Ciba Specialty Chemicals AG ...........            993         69,231
  Clariant AG ...........................          2,047         32,718
  Compagnie Financiere Richemont AG .....          8,000        149,274
  Credit Suisse Group (a) ...............         18,156        393,926
  Forbo Holding AG ......................             10          2,980
  Georg Fischer AG ......................             30          3,037
  Givaudan AG ...........................            109         48,876
  Holcim, Ltd ...........................            455         82,596
  Kudelski SA (a) .......................            639          8,665
  Kuoni Reisen Holding AG, Series B .....             30          5,663
  Logitech International SA (a) .........            668         19,928
  Lonza Group AG ........................            651         39,549
  Nestle SA .............................          6,014      1,274,397
  Novartis AG ...........................         41,630      1,518,942
  Phonak Holding AG .....................            172          1,617
  PubliGoupe SA .........................             25          3,978
  Roche Holding AG ......................            767         97,075
  Roche Holding AG, Bearer ..............         10,605        738,986
  Serono SA .............................            112         60,022
  SGS Societe Generale de Surveillance
    Holding SA ..........................             93         27,980
  Sulzer AG .............................             80         10,877
  Sulzer Medica AG ......................            138         24,053
  Swatch Group AG, Registered ...........            441         36,678
  Swatch Group AG, Series B .............          1,192         20,173
  Swiss Re ..............................          4,803        315,060
  Swisscom AG ...........................            391        113,254
  Syngenta AG ...........................          1,700         98,420
  Synthes-Stratec, Inc ..................             65         39,864
  Tecan Group AG ........................             59          1,941
  Unaxis Holding AG .....................             83          5,553
  USB AG (a) ............................         19,052        925,941
  Valora Holding AG .....................             65         12,458
  Zurich Financial Services AG ..........            188         18,143
  Zurich Financial Services .............          2,156        201,146
-----------------------------------------------------------------------
    Total Switzerland ..................................      6,512,166
=======================================================================

UNITED KINGDOM - 27.2%
  3i Group PLC ..........................          8,754         78,216
  Aegis Group PLC .......................         19,246         24,245
  Aggreko PLC ...........................          2,794          6,635
  AMEC PLC ..............................          4,526         10,438
  Amvescap PLC ..........................          8,763         56,148
  ARM Holdings PLC (a) ..................         18,162         14,035
  Associates British Ports Holdings PLC .          4,650         29,907
  AstraZeneca Group PLC .................         25,526        912,293
  AWG PLC (a) ...........................          1,592         11,110
  BAA PLC ...............................         15,875        128,808
  BAE Systems PLC .......................         46,044         91,916
  Balfour Beatty PLC ....................          7,864         18,294
  Barclays PLC ..........................         97,395        603,665
  Barratt Developments PLC ..............          3,436         21,629
  Bass PLC ..............................         13,071        105,636
  BBA Group PLC .........................          6,478         19,267
  Berkeley Group PLC (The) ..............          1,212         11,629
  BG Group PLC ..........................         51,628        222,751
  BHP Billiton PLC ......................         33,940        181,268
  BOC Group PLC .........................          7,232        103,388
  Boots Co. PLC .........................         12,712        119,925
  BP Amoco PLC ..........................        330,266      2,270,337
  BPB PLC ...............................          7,427         29,414
  Brambles Industries PLC ...............         10,961         26,822
  British Airways PLC ...................          8,435         18,332
  British America Tobacco PLC ...........         24,317        242,913
  British Land Co. PLC (The) ............          7,748         56,380
  British Sky Broadcasting PLC (a) ......         17,994        185,109
  BT Group PLC ..........................        127,988        401,793
  Bunzl PLC .............................          7,350         44,964
  Cable & Wireless PLC ..................         32,292         23,264
  Cadbury Schweppes PLC .................         30,335        188,996
  Canary Wharf Group PLC (a) ............          7,278         27,593
  Capita Group PLC ......................         10,288         40,993
  Caradon PLC ...........................          8,366         14,775
  Carlton Communications PLC ............         11,013         23,802
  Celltech Group PLC (a) ................          3,502         19,451
  Centrica PLC ..........................         61,428        169,107
  CGNU PLC ..............................         33,643        239,937
  Chubb PLC .............................         10,466         14,785
  Close Brothers Group PLC ..............          2,399         21,474
  Compass Group PLC .....................         32,497        172,646
  Corus Group PLC (a) ...................         44,232         19,404
  Daily Mail & General Trust ............          4,319         40,433
  De La Rue PLC .........................          2,663         12,476
  Diageo PLC ............................         47,201        512,925

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                   SHARES         VALUE
-------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  Dixons Group PLC ........................         28,093     $   65,579
  Electrocomponents PLC ...................          5,804         26,817
  EMI Group PLC ...........................         10,144         22,700
  Exel PLC ................................          4,379         48,502
  FirstGroup PLC ..........................          7,071         26,808
  FKI PLC .................................          7,751         10,981
  George Wimpey PLC .......................          5,822         24,932
  GKN PLC .................................         10,898         35,221
  GlaxoSmithKline PLC .....................         89,231      1,712,342
  Granada Compass PLC .....................         39,202         50,331
  Great Portland Estates PLC ..............          2,783          9,946
  Great Universal Stores PLC ..............         15,012        139,448
  Hammerson PLC ...........................          3,988         30,368
  Hanson PLC ..............................         11,237         49,930
  Hays PLC ................................         30,336         45,297
  HBOS PLC ................................         55,410        584,289
  Hilton Group PLC ........................         22,818         61,347
  HSBC Holdings PLC .......................        138,923      1,535,371
  IMI PLC .................................          4,114         17,386
  Imperial Chemical Industries PLC ........         17,116         63,377
  Imperial Tobacco Group PLC ..............         10,712        181,937
  International Power PLC (a) .............         14,158         21,824
  Invensys PLC ............................         49,950         42,419
  J Sainsbury PLC .........................         21,284         95,514
  Johnson Matthey PLC .....................          3,382         43,557
  Kelda Group PLC .........................          5,589         38,150
  Kidde PLC ...............................         11,305         12,876
  Kingfisher PLC ..........................         37,260        133,466
  Land Securities Group PLC ...............          6,746         85,254
  Legal & General Group PLC ...............         97,857        151,238
  Lloyds TSB Group PLC ....................         81,691        586,554
  Logica PLC ..............................         11,944         28,843
  Man Group PLC ...........................          4,183         59,732
  Marks & Spencer Group PLC ...............         33,728        171,041
  Misys PLC ...............................          7,369         20,880
  National Grid Group PLC .................         51,606        379,262
  Next PLC ................................          4,764         56,486
  Nycomed Amersham PLC ....................         10,578         94,684
  P & O Princess Cruises PLC ..............         10,252         71,135
  Pearson PLC .............................         11,951        110,533
  Peninsular & Oriental Steam Navigation Co         10,071         26,671
  Pilkington PLC ..........................         13,321         12,438
  Provident Financial PLC .................          3,954         37,811
  Prudential PLC ..........................         29,962        211,755
  Rank Group PLC ..........................          9,222         39,566
  Reckitt Benckiser PLC ...................          7,865        152,575
  Reed International PLC ..................         19,031        162,994
  Rentokil Initial PLC ....................         27,303         96,701
  Reuters Group PLC .......................         20,461         58,469
  Rexam PLC ...............................          5,947         40,594
  Rio Tinto PLC ...........................         15,813        315,671
  RMC Group PLC ...........................          3,984         23,539
  Rolls-Royce PLC .........................         20,609         35,501
  Royal & Sun Alliance Insurance Group PLC          28,632         55,659
  Royal Bank of Scotland Group PLC ........         40,359        966,812
  SABMiller PLC ...........................         11,709         83,224
  Safeway PLC .............................         16,225         55,702
  Sage Group PLC ..........................         17,388         37,231
  Schroders PLC ...........................          1,707         14,043
  Scottish & Newcastle PLC ................         11,748         87,662
  Scottish & Southern Energy PLC ..........         12,783        139,940
  ScottishPower PLC .......................         27,860        162,588
  Securicor PLC ...........................          6,798          9,275
  Serco Group PLC .........................          6,456         15,916
  Severn Trent PLC ........................          4,778         53,383
  Shell Transport & Trading Co. PLC .......        142,956        941,292
  Signet Group PLC ........................         25,245         27,637
  Slough Estates PLC ......................          6,036         32,942
  Smith & Nephew PLC ......................         13,517         82,801
  Smiths Group PLC ........................          8,131         91,042
  SSL International PLC ...................          2,218          9,150
  Stagecoach Holdings PLC .................         18,797          8,927
  Tate & Lyle PLC .........................          5,899         29,915
  Taylor Woodrow PLC ......................          7,979         21,773
  Telewest Communications PLC (a) .........         10,030            323
  Tesco PLC ...............................        104,707        327,021
  Unilever PLC ............................         41,103        391,075
  United Business Media PLC ...............          4,926         22,998
  United Utilities PLC ....................          8,606         86,454
  Vodafone Group PLC ......................      1,001,195      1,825,389
  Whitbread PLC ...........................          4,380         38,148
  Wolseley PLC ............................          8,479         71,186
  WPP Group PLC ...........................         16,498        126,028
-------------------------------------------------------------------------
    Total United Kingdom .................................     21,565,506
=========================================================================
    Total Common Stocks
      (Cost $93,134,423) ..................     76,350,016
=========================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

                                                SHARES/
                                              FACE AMOUNT          VALUE
--------------------------------------------------------------------------
PREFERRED STOCKS (0.4% OF PORTFOLIO)
AUSTRALIA - 0.2%
  News Corp., Ltd ........................        28,460      $    153,046
--------------------------------------------------------------------------
    Total Australia .....................................          153,046
==========================================================================

GERMANY - 0.2%
  Boss Hugo AG ...........................           484             5,094
  Fresenius Medical Care AG ..............           294             8,839
  Henkel KGAA ............................           871            55,341
  Porsche AG .............................           102            42,385
  RWE AG .................................           736            16,026
  Volkswagen AG ..........................         1,400            36,727
  Wella AG ...............................           200            11,962
--------------------------------------------------------------------------
    Total Germany .......................................          176,374
==========================================================================

ITALY - 0.0%
  Fiat SpA ...............................         1,997             9,116
--------------------------------------------------------------------------
    Total Italy .........................................            9,116
==========================================================================

NEW ZEALAND - 0.0%
  Fletcher Challenge Forests, Ltd. (a)....         3,372             1,728
--------------------------------------------------------------------------
    Total New Zealand ...................................            1,728
==========================================================================

SWITZERLAND - 0.0%
  Schindler Holding AG ...................            50             9,746
--------------------------------------------------------------------------
    Total Switzerland ...................................            9,746
==========================================================================
    Total Preferred Stocks
      (Cost $403,536) ...................................          350,010
==========================================================================

RIGHTS (0.0% OF PORTFOLIO)
ITALY - 0.0%
  Snia Spa ...............................         4,500               191
--------------------------------------------------------------------------
    Total Italy .........................................              191
==========================================================================

SPAIN - 0.0%
  Acesa Infraestructuras SA ..............         1,403               810
--------------------------------------------------------------------------
    Total Spain .........................................              810
==========================================================================
    Total Rights (Cost $853) ............................            1,001
==========================================================================

SHORT TERM INVESTMENTS (8.9% OF PORTFOLIO)
UNITED STATES - 8.9%
  AIM Short Term Investment
    Prime Portfolio ......................       407,541      $    407,541
  AIM Treasury Fund ......................       408,867           408,867
  Federated Money Market Obligations
    Trust ................................       310,097           310,097
  State Street Navigator Securities
    Lending Prime Portfolio (b) ..........     5,906,469         5,906,469
--------------------------------------------------------------------------
  Total Short Term Investments
    (Cost $7,032,974) ...................................        7,032,974
==========================================================================
TOTAL INVESTMENTS
  (COST $100,571,786) - 105.5% ..........................     $ 83,734,001
==========================================================================
OTHER ASSETS AND
LIABILITIES (NET) - (5.5)% ..............................       (4,380,782)
==========================================================================
NET ASSETS - 100.0% .....................................     $ 79,353,219
==========================================================================

(a)   Non-income producing security.

(b) Security represents investment made with cash collateral from securities loaned.

Abbreviations:
NPV - No Par Value
NV - Non-voting
VVPR Strip - Coupon which reduces withholding tax on dividends paid. RNC - Non-Convertible Savings

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

INDUSTRY CONCENTRATION
AS A PERCENTAGE OF NET ASSETS
Drugs & Healthcare ........................   10.2%
Banks .....................................    9.8%
Oil & Gas .................................    9.5%
Finance ...................................    8.7%
Food & Beverage ...........................    7.1%
Telecommunications ........................    7.0%
Utilities .................................    4.6%
Electronics ...............................    4.3%
Insurance .................................    3.5%
Automobiles ...............................    3.5%
Retail Trade ..............................    3.1%
Chemicals .................................    2.2%
Business Services .........................    2.0%
Building Construction .....................    2.0%
Manufacturing .............................    1.6%
Transportation ............................    1.6%
Real Estate ...............................    1.3%
Computer Services .........................    1.2%
Cosmetics & Toiletries ....................    1.1%
Leisure Time ..............................    1.1%
Publishing ................................    0.9%
Machinery .................................    0.8%
Telephone .................................    0.8%
Tobacco ...................................    0.8%
Energy ....................................    0.7%
Miscellaneous .............................    0.5%
Paper .....................................    0.5%
Television ................................    0.5%
Air Travel ................................    0.4%
Apparel & Textiles ........................    0.4%
Electrical Equipment ......................    0.4%
Photography ...............................    0.4%
Technology ................................    0.4%
Hotels & Restaurants ......................    0.3%
Steel .....................................    0.3%
Advertising ...............................    0.2%
Aerospace .................................    0.2%
Consumer Services .........................    0.2%
Containers & Glass ........................    0.2%
Engineering ...............................    0.2%
Forest Products ...........................    0.2%
Consumer Durables .........................    0.1%
Consumer Non-Durables .....................    0.1%
Metals ....................................    0.1%
Travol ....................................    0.1%
Other (less than 0.1%) ....................    1.5%
Cash receivables, and other assets,
  less liabilities ........................    3.4%
---------------------------------------------------
                                               100%
===================================================

SCHEDULE OF FUTURES CONTRACTS (LONG)

                                                        NUMBER OF CONTRACTS    UNREALIZED (DEPRECIATIONS)
---------------------------------------------------------------------------------------------------------
SPI 200 Index Futures
  Expiration date 3/2003 .............................             3                $    (75)
DAX Index Futures
  Expiration date 3/2003 .............................             1                  (3,760)
CAC 40 Euro Futures
  Expiration date 3/2003 .............................             3                    (469)
Hang Seng Index Futures
  Expiration date 2/2003 .............................             4                  (5,372)
TOPIX Index Futures
  Expiration date 3/2003 .............................             6                  (6,371)
Financial Times Stock Exchange
  100 Index Futures
  Expiration date 3/2003 .............................             6                    (278)
IBEX 35 Index Futures
  Expiration date 3/2003 .............................             5                  (8,374)
MIB 30 Index Futures
  Expiration date 3/2003 .............................             1                  (2,826)
OMX Index Futures
  Expiration date 2/2003 .............................            49                  (6,515)
---------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON OPEN FUTURES
  CONTRACTS PURCHASED ................................                              $(34,040)
=========================================================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2002

FORWARD FOREIGN CURRENCY CONTRACTS

BOUGHT AUSTRALIAN DOLLAR
  Local Contract amount-111,000
  USD Face value-61,461
  USD Current value-62,159
  Settlement Date-02/21/2003
  Unrealized Gain ...................................     $      698

BOUGHT SWISS FRANC
  Local Contract amount-833,00
  USD Face value-609,129
  USD Current value-639,160
  Settlement Date-02/21/2003
  Unrealized Gain ...................................         30,031

SOLD SWISS FRANC
  Local Contract amount-719,000
  USD Face value-500,084
  USD Current value-520,449
  Settlement Date-02/21/2003
  Unrealized Loss ...................................        (20,364)

BOUGHT EURO
  Local Contract amount-2,896,000
  USD Face value-2,913,093
  USD Current value-3,030,378
  Settlement Date-02/21/2003
  Unrealized Gain ...................................        117,285

SOLD EURO
  Local Contract amount-2,438,000
  USD Face value-2,476,364
  USD Current value-2,551,126
  Settlement Date-02/21/2003
  Unrealized Loss ...................................        (74,492)

BOUGHT POUND STERLING
  Local Contract amount-1,423,000
  USD Face value-2,237,920
  USD Current value-2,281,907
  Settlement Date-02/21/2003
  Unrealized Gain ...................................         43,987

SOLD POUND STERLING
  Local Contract amount-1,239,000
  USD Face value-1,953,041
  USD Current value-1,986,846
  Settlement Date-02/21/2003
  Unrealized Loss    ................................        (33,805)

BOUGHT HONG KONG DOLLAR
  Local Contract amount-896,000
  USD Face value-114,803
  USD Current value-114,873
  Settlement Date-02/21/2003
  Unrealized Gain ...................................             70

BOUGHT JAPANESE YEN
  Local Contract amount-214,857,000
  USD Face value-1,766,842
  USD Current value-1,812,757
  Settlement Date-02/21/2003
  Unrealized Gain ...................................         45,915

SOLD JAPANESE YEN
  Local Contract amount-140,637,000
  USD Face value-1,168,607
  USD Current value-1,186,560
  Settlement Date-02/21/2003
  Unrealized Loss ..................................         (17,953)

BOUGHT SWEDISH KRONA
  Local Contract amount-1,242,000
  USD Face value-136,424
  USD Current value-142,341
  Settlement Date-02/21/2003
  Unrealized Gain ..................................           5,917

====================================================================
TOTAL UNREALIZED APPRECIATION ON OPEN
  FORWARD FOREIGN CURRENCY CONTRACTS ...............      $   97,289
====================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

----------------------------------------------------------------------------------------------
ASSETS
Investments at market (identified cost $100,571,786)-including $5,906,469 of
  securities on loan (Note 2) ..............................................      $ 83,734,001
Cash .......................................................................           507,802
Foreign currency at market (cost $807,387) .................................           842,491
Unrealized appreciation on forward currency exchange contracts .............            97,289
Receivables
  Investments sold .........................................................               968
  Daily variation margin on futures contracts ..............................             5,897
  Dividends and interest ...................................................            81,459
----------------------------------------------------------------------------------------------
     Total assets ..........................................................        85,269,907
==============================================================================================
LIABILITIES
Payables
  Due upon return of securities loaned .....................................         5,906,469
  Management fees (Note 4) .................................................            10,219
----------------------------------------------------------------------------------------------
     Total liabilities .....................................................         5,916,688
==============================================================================================
NET ASSETS .................................................................      $ 79,353,219
==============================================================================================
NET ASSETS CONSIST OF:
Paid-in capital ............................................................      $ 96,090,138
Net unrealized depreciation on investments, foreign
  currency translation and future contracts ................................       (16,736,919)
----------------------------------------------------------------------------------------------
NET ASSETS .................................................................      $ 79,353,219
==============================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

xviii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $237,273)      $  1,133,219
   Dividends (non-cash) ................................            58,794
   Interest ............................................            45,221
   Security lending income .............................            66,122
--------------------------------------------------------------------------
Total investment income ................................         1,303,356
--------------------------------------------------------------------------
Expenses
   Management fees (Note 4) ............................            97,988
--------------------------------------------------------------------------
Total expenses .........................................            97,988
--------------------------------------------------------------------------
NET INVESTMENT INCOME ..................................         1,205,368
==========================================================================

REALIZED AND UNREALIZED LOSS
Net realized loss on:
   Investments and foreign currency transactions .......        (2,645,863)
   Futures contracts ...................................          (915,183)
--------------------------------------------------------------------------
Net realized loss ......................................        (3,561,046)
--------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments and foreign currency translation ........        (7,278,649)
   Futures contracts ...................................           (99,817)
--------------------------------------------------------------------------
Net change in unrealized depreciation ..................        (7,378,466)
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS .......................       (10,939,512)
==========================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS .............      $ (9,734,144)
==========================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE             FOR THE
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income ...................................     $  1,205,368         $    921,121

Net realized loss on investments and futures transactions       (3,561,046)          (4,593,206)

Net change in unrealized depreciation ...................       (7,378,466)         (11,748,974)
-----------------------------------------------------------------------------------------------
  Net decrease in net assets from operations ............       (9,734,144)         (15,421,059)
-----------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS

Proceeds from contributions .............................       69,280,296           61,073,820

Contributions in-kind ...................................       21,837,789                 --

Fair value of withdrawals ...............................      (62,601,360)         (72,701,931)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from capital transactions .............................       28,516,725          (11,628,111)
-----------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................       18,782,581          (27,049,170)
===============================================================================================

NET ASSETS

Beginning of year .......................................       60,570,638           87,619,808
-----------------------------------------------------------------------------------------------

END OF YEAR .............................................     $ 79,353,219         $ 60,570,638
===============================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                           NOVEMBER 13,
                                              YEAR ENDED DECEMBER 31,    (INCEPTION DATE)
                                              -----------------------    TO DECEMBER 31,
                                                  2002       2001             2000
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN .................        (16.05)%   (21.88)%          (0.80)%
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------------------------
Net assets, end of period (thousands)         $   79,353     60,571        $  87,620
Ratios to average net assets:
  Operating expenses ....................           0.15%      0.15%            0.15% (a)
  Net investment income .................           1.85%      1.49%            0.81% (a)
Portfolio turnover rate (b) .............             13%        31%               8%

(a) Annualized.

(b) The Portfolio turnover rate excludes in-kind security transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002


                   1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At December 31, 2002, only the State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of non-transferable interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The Portfolio attempts to hold the MSCI EAFE Index constituents in their approximate bench mark weights.

         2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) IDC spot rate. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Expenses are accrued daily based on average daily net assets. Realized gains and losses from securities transactions are recorded on the basis of identified cost. The portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investment for financial reporting purposes.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner's average daily ownership percentage.

Federal Income Taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the MSCI(R) EAFE(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with Securities and Exchange Commission requirements. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Foreign Investment Risk: The Portfolio will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Portfolio is subject to foreign risk and may experience more rapid

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO and extreme changes in value than funds investing solely in the U.S. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed and is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with the Securities and Exchange Commission requirements.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2002, the earned income for the Portfolio and State Street was $66,122 and $22,040, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2002, the value of the securities loaned amounted to $5,606,291. The loans were collateralized with cash of $5,906,469, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio, an affiliated investment company.

         3. SECURITIES TRANSACTIONS

For the year ended December 31, 2002, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions aggregated to $15,867,957 and $8,000,937 respectively. The aggregate amount of in-kind contributions was $21,837,791.

At December 31, 2002, the cost of investments on a tax basis was $102,998,300. The aggregate gross unrealized appreciation and gross unrealized depreciation was $2,213,692 and $21,477,991, respectively, for all securities as computed on a federal income tax basis. The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

         4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the State Street Navigator Securities Lending Prime Portfolio, which is offered by State Street and advised by SSgA. The market value of this investment, at value, at December 31, 2002 is listed in the Portfolio of Investments.


                                                                           xxiii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street MSCI(R) EAFE(R) Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts and schedule of forward foreign currency contracts, of the State Street MSCI(R) EAFE(R) Index Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street MSCI(R) EAFE(R) Index Portfolio of State Street Master Funds at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

NON-INTERESTED TRUSTEES


                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                        IN STATE STREET
                                             TERM OF            PRINCIPAL               MASTER FUND
                             POSITION(S)     OFFICE AND         OCCUPATION(S)           COMPLEX
NAME, ADDRESS AND            HELD WITH       LENGTH OF          DURING PAST FIVE        OVERSEEN BY       OTHER DIRECTORSHIPS
AGE                          PORTFOLIO       TIME SERVED        YEARS                   TRUSTEE           HELD BY TRUSTEE
-------------------          -----------     ----------------   -------------------     ---------------   ----------------------
Micheal F. Holland           Trustee and     Term: Indefinite   Chairman, Holland &     14                Trustee, State Street
375 Park Avenue              Chairman of     Elected in 1999    Company L.L.C.                            Institutional
New York, NY 10152           the Board                          (investment                               Investment Trust;
Age: 58                                                         adviser), 1995 to                         Director of the
                                                                present                                   Holland Series Fund,
                                                                                                          Inc.; and Director,
                                                                                                          The China Fund
-------------------          -----------     ----------------   -------------------     ---------------   ----------------------
William L. Boyan             Trustee         Term: Indefinite   Trustee of Old          14                Trustee, State Street
86 A Beacon Street                           Elected in 1999    Mutual South Africa                       Institutional
Boston, MA 02108                                                Master Trust 1997                         Investment Trust; and
Age: 66                                                         to present                                Trustee, Old Mutual
                                                                (investments);                            South Africa Master
                                                                Chairman,                                 Trust
                                                                Children's Hospital
                                                                1984 to current;
                                                                Director Boston
                                                                Plan for
                                                                Excellence, 1994 to
                                                                current
                                                                (non-profit);
                                                                President and
                                                                Chief Operations
                                                                Officer, John
                                                                Hancock Mutual
                                                                Life Insurance
                                                                Company, 1959 to
                                                                1999, Mr Boyan
                                                                retired in 1999.
-------------------          -----------     ----------------   -------------------     ---------------   ----------------------
Rina K. Spence               Trustee         Term: Indefinite   President of            14                Trustee, State Street
7 Acacia Street                              Elected in 1999    SpenceCare                                Institutional
Cambridge, MA 02138                                             International LLC                         Investment
Age: 54                                                         1998 to present;                          Trust; Director of
                                                                Member of the                             Berkshire Life
                                                                Advisory Board,                           Insurance Company of
                                                                Ingenium Corp.,                           America; and Director,
                                                                2001 to present                           IEmily.com (internet
                                                                (technology                               company)
                                                                company); Chief
                                                                Executive Officer,
                                                                IEmily.com, 2000 to
                                                                2001 (internet
                                                                company); Chief
                                                                Executive Officer
                                                                of Consesus
                                                                Pharmaceutical,
                                                                Inc., 1998 to 1999;
                                                                Founder, President
                                                                and Chief Executive
                                                                Officer of Spence
                                                                Center for Women's
                                                                Health, 1994 to
                                                                1998; and Trustee,
                                                                Eastern Enterprise,
                                                                1998 to 2000
                                                                (utilities).
-------------------          -----------     ----------------   -------------------     ---------------   ----------------------
Douglas T. Williams          Trustee         Term: Indefinite   Executive Vice          14                Trustee, State Street
P.O. Box 5049                                Elected in 1999    President of Chase                        Institutional
Boston, MA 02206                                                Manhattan Bank,                           Investment Trust
Age: 62                                                         1987 to 1999. Mr.
                                                                Williams retired in
                                                                1999.
-------------------          -----------     ---------------    -------------------     ---------------   ----------------------

OFFICERS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IS
                                                                                                STATE STREET
                                            TERM OF                                             MASTER FUND
                            POSITION(S)     OFFICE AND                                          COMPLEX
NAME, ADDRESS AND           HELD WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
AGE                         PORTFOLIO       TIME SERVED        DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
-----------------------     -----------     ---------------    -----------------------------    -------------    -------------------
Kathleen C. Cuocolo         President       Term:              Executive Vice President of       --               --
Two Avenue de Lafayette                     Indefinite         State Street Bank and Trust
Boston, MA 02111                            Elected in 1999    Company since 2000; and
Age: 50                                                        Senior Vice President of
                                                               State Street Bank and Trust
                                                               Company, 1982 to 2000.
-----------------------     -----------     ---------------    -----------------------------    -------------    -------------------
Janine L. Cohen             Treasurer       Term:              Senior Vice President of          --               --
Two Avenue de Lafayette                     Indefinite         State Street Bank and Trust
Boston, MA 02111                            Elected in 2000    Company since 2001; and Vice
Age: 49                                                        President of State Street
                                                               Bank and Trust Company, 1992
                                                               to 2000.
-----------------------     -----------     ---------------    -----------------------------    -------------    -------------------
Julie A. Tedesco            Secretary       Term:              Vice President and Counsel of     --               --
One Federal Street                          Indefinite         State Street Bank and Trust
Boston, MA 02110                            Elected in 2000    Company since 2000; and
Age: 45                                                        Counsel of First Data
                                                               Investor Services Group,
                                                               Inc., 1994 to 2000.
-----------------------     -----------     ---------------    -----------------------------    -------------    -------------------

APPENDIX C
NASDAQ-100 INDEX TRACKING STOCK(SM)

TOP TEN HOLDINGS AT DECEMBER 31, 2002

                                                 PERCENTAGE
                                              OF MARKET VALUE
                                              ---------------
Microsoft Corp. ...........................        12.54%
Intel Corp. ...............................         4.76%
QUALCOMM Inc. .............................         4.54%
Cisco System, Inc. Corp. ..................         4.46%
Amgen Inc. ................................         3.82%
Dell Computer Corp. .......................         3.36%
Oracle Corp. ..............................         3.17%
Comcast Corp. .............................         2.95%
Ebay Inc. .................................         2.06%
Maxim Integrated Products Inc. ............         1.96%

The Nasdaq-100 Index Tracking Stock(SM) trades on the American Stock Exchange and represents ownership in the Nasdaq-100 Trust(SM), a long-term unit investment trust established to accumulate and hold portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System or the American Stock Exchange website.


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PRIVACY POLICY

An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.

As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.

In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.

OUR PRIVACY POLICY

In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.

INFORMATION WE COLLECT

The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include...

      -     your name and address

      -     Social Security Number

      -     investment objectives and experience

      -     financial circumstances

      -     employment

      -     account balance and account transactions.

INFORMATION WE DISCLOSE

We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.

HOW INFORMATION IS USED

We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.

We do not sell personal non-public information about our clients, customers or fund shareholders.

HOW INFORMATION IS SAFEGUARDED

We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.

If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030, prompt 3. Representatives are available on weekdays from 8:30 am to 5:00 pm ET.


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                             Homestead Funds, Inc.
                                    c/o NFDS
                                P.O. Box 219486
                           Kansas City, MO 64121-9486
                                 1-800-258-3030

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation

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